                              TABLE OF CONTENTS

Our Message to You                                                           1

Portfolio Manager's Commentary and Schedule of Investments

  Janus Fund                                                                 2

  Janus Balanced Fund                                                        7

  Janus Enterprise Fund                                                     11

  Janus Equity Income Fund                                                  14

  Janus Growth and Income Fund                                              18

  Janus Mercury Fund                                                        21

  Janus Olympus Fund                                                        25

  Janus Overseas Fund                                                       28

  Janus Twenty Fund                                                         34

  Janus Venture Fund                                                        37

  Janus Worldwide Fund                                                      42

Statements of Operations                                                    48

Statements of Assets and Liabilities                                        48

Statements of Changes in Net Assets                                         50

Financial Highlights                                                        52

Notes to Schedules of Investments                                           56

Notes to Financial Statements                                               58

Report of Independent Accountants                                           60
______________________________________________________________________________
Performance Information

         The following pages include performance overview graphs that compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through October 31, 1996.

         When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

         Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments

         Following the Performance Overview is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

         The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the fund's exposure to different countries by indicating the percentage of securities invested in each country.

An Explanation of the Forward
Currency Contract Table

         A table listing forward currency contracts follows each fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.

         The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                             OUR MESSAGE TO YOU

Dear Shareholders:

     Stocks produced excellent gains again this year, despite hitting several pockets of turbulence. Although prices were choppy compared to the last few years, when volatility was very low, the market set new records. However, the difference in performance between large stocks and their smaller brethren was pronounced. The Standard & Poor's 500 Stock Index (the S&P 500 Index), an index of large companies, had a total return of 24.10% for the year ended October 31, while the Russell 2000, an index of small stocks, gained 16.61%. The S&P MidCap 400 Stock Index, which measures the performance of mid-capitalization stocks, was up 17.35%.

     These results are in sharp contrast to the first half of the year, when small stocks were the heroes, riding high on a speculative updraft. As of April 30, the Russell 2000 Index had gained 18.47% versus 13.76% for the S&P
500. During the sharp market decline in July, however, small stocks were hit especially hard and then recovered only moderately. The reversal of fortune in the small-cap sector is not easy to explain. Often, the highest flying stocks fall the hardest. And there may have been a "flight to quality" among investors who were rattled by the uncertainty surrounding the rate of economic growth and the outlook for inflation.

     A Year of Crosscurrents. Presidential election years often add another source of turbulence to the financial markets. Investors' chief political concern this year was whether Washington would remain focused on deficit reduction and fiscal restraint. The rally in October was partly in anticipation of a positive political outcome. Further evidence of the market's political component can be found in the tail wind the election itself provided in November.

     But the main ingredient in the market's behavior this year was interest rates. Stocks suffered their most severe decline after the yield on the benchmark 30-year Treasury bond moved above 7%. Interest rates rose along with our Gross Domestic Product (GDP), which jumped from 2.8% in the first calendar quarter this year, to 4.7% in the second. Rates rose and stocks fell because investors feared that the spike in economic growth would carry over into the second half of the year and precipitate higher inflation. However, when the fast--growth scenario failed to materialize, interest rates subsided and large stocks went on to set a string of records.

International Markets

     Measured in U.S. dollars, the Morgan Stanley EAFE Index gained 10.47% for the year, with net dividends reinvested.(1) (EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.) Although many European markets managed records this year, growth remains slower on the Continent. European central banks have continued to lower interest rates in an effort to stimulate growth. The same is true in Japan, only more so. Japanese interest rates are among the world's lowest, and the Japanese economy continues to struggle, especially in the banking and real estate sectors. A stronger dollar, and weaker Yen, has helped Japanese exports. But growth in the Far East remained relatively soft this year. Latin American economies began to recover from currency devaluations, but are still vulnerable to future money shocks.

How Our Funds Performed

     Janus funds had a very good year overall. The uncertainty over economic growth and the earnings outlook fostered demand for quality growth stocks with predictable earnings streams -- the kinds of stocks we like to invest in. Janus Worldwide Fund and Janus Overseas Fund performed especially well, beating their benchmark indexes by wide margins and placing at or near the top of their respective fund groups. You can find the exact numbers in the two Funds' annual letters, but portfolio manager Helen Young Hayes deserves congratulations for a first-rate year. (2)

Janus Special Situations Fund

     Our newest fund offering, Janus Special Situations Fund, will open December 31, 1996. The Fund is nondiversified, and will focus on stocks whose value may be materially enhanced by a change in the company's situation. New management, better capital deployment, an acquisition, or a share repurchase program are examples of the kinds of changes the Fund will look for. David Decker, currently Assistant Portfolio Manager of Janus Fund, will manage Janus Special Situations Fund. He brings energy and intelligence to the special situations discipline. I believe investors will find the Fund to be an excellent addition to their portfolios.(2)

The Outlook For 1997

     Given the excellent climate for business in the U.S., with low inflation and moderate economic growth, the equity market should continue to produce solid returns.
     However, it may prove difficult for stocks to sustain the excellent results they have achieved during the last 24 months, when the S&P 500 gained a total of 50.54%. That translates to a compound return of over 2% a month -- more than double the Index's usual rate, based on a historical average annual gain of about 10%. The outstanding performance of the last two years may prove a hard act to follow.

     We appreciate your investment with Janus.





     Thomas H. Bailey
     Chairman

------------------------------------------------------------------------------
(1) Net dividends are those dividends that remain to be reinvested after foreign tax obligations have been met. Tax obligations vary from country to country.
(2) For a prospectus containing more complete information, including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money. Past performance is no guarantee of future results.

                JANUS FUND, Portfolio Manager, James P. Craig

Performance

     Janus Fund gained 20.31% during our fiscal year ended October 31, 1996, compared to a gain of 24.10% for the S&P 500 Index. Both returns include reinvested dividends.

     Though stocks were volatile for much of the year, returns were substantial. The Fund was virtually in a dead heat with the S&P 500 Index on September 30, but fell behind in the final month. October's softer returns resulted from earnings misses at individual companies, EDS (Electronic Data Systems) in particular. Also, as stocks climbed in September, and many indexes set new records, it became hard to find bargains, so I was content to let cash accumulate. Indexes are always fully invested, and they reap the rewards and run the risks of high valuations.

     Large, high-quality growth stocks have fueled the Janus Fund's performance over the years, and they kept returns competitive this year. Uncertainty about the rate of economic growth and the outlook for inflation - and the resulting market volatility - made the consistent earnings of established, fast-growing companies more attractive.

-----------------------------------------------------------------------------

Portfolio Profile             October 31, 1996  October 31, 1995

Equities                           79.0%            90.5%
  Foreign                          15.5%            19.3%
  Europe                           13.2%            16.5%
Number of Stocks                    120%             105%
Cash & Fixed-Income Securities     21.0%             9.5%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Top 10 Equity Holdings        October 31, 1996 October 31, 1995

Wells Fargo & Co.                   4.9%             --
MFS Communications Co., Inc.        3.4%             0.2%
First Data Corp.                    3.2%             5.0%
Citicorp                            3.1%             4.0%
Bank of New York Co., Inc.          2.9%             2.2%
Wolters Kluwer N.V.                 2.7%             2.6%
United Technologies Corp.           2.7%             1.2%
UNUM Corp.                          2.5%             2.6%
Computer Sciences Corp.             2.5%             0.5%
Barclays PLC                        2.3%             --

Total                              30.2%            18.3%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Top 5 Industries             October 31, 1996 October 31, 1995

Medical - Drugs                    8.6%             12.3%
Money Center Banks                 8.5%              6.6%
Aerospace and Defense              8.1%              3.1%
Super-Regional Banks               4.9%               --
Telecommunication Services         4.8%              0.9%
------------------------------------------------------------------------------

The Year In Review

     Themes that have dominated the portfolio throughout the year cut across industries, market sectors, and geographic regions. They represent powerful long-term business trends. Outsourcing of expensive and complex operations to outside specialists is one such theme. Consolidation and restructuring in the banking industry is another, as are stock repurchase programs. Wells Fargo, for example, is buying back 7% to 8% of its stock every year. Exciting product pipelines at many pharmaceutical companies continue to provide good investment opportunities in both the U.S. and Europe. And finally, during the technology sell off this summer I built positions in several large technology companies, such as Cisco Systems, that dominate specific markets and have more consistent earnings streams than the rest of the technology sector.

Stock Highlights

     One of the more exciting stocks in the portfolio is MFS Communications, which is being acquired by WorldCom. Deregulation has increased competition in the telecommunications industry. With the acquisition of MFS, WorldCom should be able to underprice the old monopolistic providers by offering customers end-to-end long-distance and local telephone and internetworking services over a modern global network.

     London-based Barclays is one of the largest financial services companies in the U.K., and is the largest issuer of credit cards, a business that is still in its infancy in Britain. In the past, Barclays was burdened by bad loans, but now it is controlling costs and increasing shareholder value by repurchasing stock. Barclays is also branching out into the higher-margin asset management business via its acquisition of Wells Fargo Nikko Investment Advisors.

     Associates 1st Capital, formerly Ford Motor Credit, came public earlier this year and I have been an enthusiastic buyer. Management is very conservative and opportunistic in taking advantage of others' mistakes in consumer and commercial financing. Revenues and earnings should grow at 20% through 1997, well ahead of comparable financing companies.

     AMR, parent of American Airlines, German software developer SAP, and EDS were either trimmed or sold at a profit. AMR hit its price target and SAP's growth rate began to slow -- from a very robust 40%. EDS was reduced due to short-term earnings problems. EDS' earnings shortfall took everyone by surprise, but the stock has been a longtime holding, and produced good returns in spite of the October decline. I let W.R. Grace go at a loss when the company experienced earnings problems in its European packaging operations.

The Current Outlook

     With stock prices up, there is not much room for additional gains unless interest rates decline further. The bottom line is that stocks are ahead of earnings growth, at least in the short run. If the economy continues to grow at 2.0% to 2.5% annually, rates could move lower. But if economic growth heats up, rates are likely to rise and stock prices would be unsustainable at current levels. Individual stock selection becomes even more critical in this environment, but I believe that is what we do best at Janus.

     Thank you for your investment in Janus Fund.

      JANUS FUND Portfolio Manager, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($615,487) as compared to the S&P 500 Index ($230,826). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (February 5, 1970) average annual total returns as 20.31%, 13.61%, 15.95% and 16.65%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS FUND OCTOBER 31, 1996
------------------------------------------------------------------------------
Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------------

Common Stock - 78.6%
------------------------------------------------------------------------------
Aerospace and Defense - 8.1%

        2,298,350    AlliedSignal, Inc.         $150,541,925
        3,215,675    Boeing Co.                  306,695,003
        3,811,025    General Motors Corp. -      203,413,460
                     Class H
          116,825    Lockheed Martin Corp.        10,470,441
        1,122,875    Northrop Grumman Corp.       90,672,156
          727,450    Textron, Inc.                64,561,187
        3,197,850    United Technologies Corp.   411,723,187

--------------------------------------------------------------
                                               1,238,077,359
______________________________________________________________
Appliances - Household - 0.1%

        796,550      Singer Company N.V. (The)    15,234,019
--------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.2%
        2,307,850    General Motors Corp.        124,335,419
        2,310,000    Honda Motor Co.              55,135,135
--------------------------------------------------------------
                                                 179,470,554
--------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.8%
        2,419,925    Federal Mogul Corp.#         54,145,822
        1,320,575    Magna International, Inc.    66,193,822
                      - Class A
--------------------------------------------------------------
                                                 120,339,644
--------------------------------------------------------------
Beverages - Non-Alcoholic - 1.0%
          661,750    Coca-Cola Femsa S.A. (ADR)   15,633,844
        1,162,250    Panamerican Beverages,       50,703,156
                     Inc. - Class A#
        3,108,625    PepsiCo, Inc.                92,093,016
                                                 158,430,016
--------------------------------------------------------------
Broadcast Media - 0.4%
       1,009,650     Heritage Media Corp. -       15,397,162
                     Class A*
         103,850     Univision Communications,     3,504,937
                     Inc.*
       1,290,150     Young Broadcasting Corp.     36,769,275
                     - Class A*,#
                                                  55,671,374
--------------------------------------------------------------

Broadcast Services and Programming - 0.1%
         481,250     Grupo Televisa S.A. de C.V.  12,632,813
                     (GDR)*
--------------------------------------------------------------

Building - Heavy Construction - 0.4%
       1,050,050   Fluor Corp.                    68,778,275
--------------------------------------------------------------

Cable Television - 0.1%
         475,675   Tele-Communications Liberty
                   Media Group, Inc. - Class A*   12,248,631
--------------------------------------------------------------

Casino Hotels - 0.9%
       3,344,775   Circus Circus Enterprises,   115,394,737
                   Inc.*
       1,208,700   Mirage Resorts, Inc.*         26,591,400
--------------------------------------------------------------

                                                141,986,137

______________________________________________________________
Casino Services - 0.2%
       1,120,500   International Game            23,670,563
                   Technology
______________________________________________________________
Chemicals - Diversified - 1.5%
       3,528,600   Cytec Industries, Inc.*,#    126,147,450
       1,469,250   Hercules, Inc.                69,973,031
       1,034,600   Monsanto Co.                  40,996,025

                                                 237,116,506
______________________________________________________________
Chemicals - Specialty - 0.4%
       856,975     Minerals Technologies, Inc.   33,636,269
       747,350     Praxair, Inc.                 33,070,238

                                                 66,706,507
______________________________________________________________
Commercial Banks - 0.4%
       288,188     Banco Popular Espanol S.A.    55,042,328
______________________________________________________________
Commercial Services - 0.1%
       7,434       SGS Societe Generale de
                   Surveillance
                     Holdings S.A.**            $16,826,167
--------------------------------------------------------------
Computer Services - 3.7%
       356,800     Bell & Howell Co.*               9,544,400
       5,054,900   Computer Sciences Corp.*,#     375,326,325
       3,511,650   Electronic Data Systems Corp.  158,024,250
       431,075     SunGard Data Systems, Inc.*     18,428,456
--------------------------------------------------------------
                                                  561,323,431
--------------------------------------------------------------
Computer Software - 0.1%
       112,275     SAP A.G.**                      15,164,300
--------------------------------------------------------------
Computers - Integrated Systems - 0.7%
       1,256,650   Gulfstream Aerospace Corp.*     29,688,356
       654,825     Parametric Technology Co.*      32,004,572
       2,125,000   Wang Laboratories, Inc.*,#      49,671,875
--------------------------------------------------------------
                                                  111,364,803
--------------------------------------------------------------
Containers - Paper and Plastic - 0.4%
       1,405,725   Sealed Air Corp.*               54,647,559
--------------------------------------------------------------
Cosmetics and Toiletries - 0.7%
       1,188,325   Colgate-Palmolive Co.          109,325,900

--------------------------------------------------------------
Data Processing and Management - 3.2%
       6,087,880   First Data Corp.               485,508,430
       68,850      First USA Paymentech, Inc.*      2,547,450
--------------------------------------------------------------
                                                  488,055,880
--------------------------------------------------------------
Diversified Operations - 1.5%
       2,149,977   Hays PLC**                      17,963,399
       490,950     Raychem Corp.                   38,355,469
       12,636,311  Rentokil Initial PLC**          84,812,234
       300,000     Tyco International, Ltd.        14,887,500
       500,000     Unilever N.V. (ADR)             76,437,500
--------------------------------------------------------------
                                                  232,456,102
--------------------------------------------------------------
Electric Products - 0.3%
       1,168,850   Sundstrand Corp.                47,046,212
--------------------------------------------------------------
Finance - Consumer Loans - 1.2%
       4,248,850   Associates First Capital Corp. 184,293,869
--------------------------------------------------------------
Finance - Investment Broker - 0.1%
         350,000     Charles Schwab Corp.           8,750,000
--------------------------------------------------------------
Food - Canned - 0.7%
       1,282,925   Campbell Soup Co.              102,634,000
--------------------------------------------------------------
Food - Confectionary - 0.2%
       605,950     Wrigley (Wm.) Jr., Co.          36,508,488
--------------------------------------------------------------
Food - Diversified - 0.5%
       1,323,075   Kellogg Co.                     84,015,263
--------------------------------------------------------------
Hotels and Motels - 0.2%
       306,525     Extended Stay America, Inc.*     6,207,132
       884,625     La Quinta Inns, Inc.            17,692,500
--------------------------------------------------------------
                                                   23,899,632
--------------------------------------------------------------
Human Resources - 0.8%
       2,980,050   Robert Half International,    $ 119,574,506
                   Inc.*,#
--------------------------------------------------------------
Internet Software - 0.1%
       320,550    Netscape Communications Corp.*   14,184,338
--------------------------------------------------------------
Life and Health Insurance - 3.2%
       1,010,350  AFLAC, Inc.                      40,540,294
         350,000  PennCorp Financial Group, Inc.   12,118,750
         759,300  Protective Life Corp.            26,195,850

       1,093,075  UICI*                            27,873,412
       6,030,800  UNUM Corp.#                     379,186,550
--------------------------------------------------------------
                                                  485,914,856
--------------------------------------------------------------
Linen Supply and Related Items - 0.2%
         602,550  Cintas Corp.                     35,098,537
--------------------------------------------------------------
Lottery Services - 0.4%
       2,093,425   GTECH Holdings Corp.*            61,756,038
--------------------------------------------------------------
Machinery - Farm - 0.5%
       3,266,025  AGCO Corp.#                  $   82,875,384
--------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
         515,845  Centocor, Inc.*                  15,152,947
--------------------------------------------------------------
Medical - Drugs - 8.6%
       454,650    Bristol-Myers Squibb Co.         48,079,238
       52,147     Ciba-Geigy Corp. A.G.*,**        63,744,361
       2,708,750  Eli Lilly & Co.                 190,966,875
       4,735,704  Glaxo Wellcome PLC**             74,126,563
       230,675    Glaxo Wellcome PLC (ADR)**        7,266,263
       2,240,800  Johnson & Johnson               110,359,400
       3,206,325  Pfizer, Inc.                    265,323,394
       16,478     Roche Holding A.G.**            124,234,763
       154,491    Sandoz A.G. - Class R*,**       178,371,312
       16,332,427 SmithKline Beecham PLC - Class  201,434,649
                  A**
       934,750    SmithKline Beecham PLC (ADR) -   58,538,719
                  Class A**
--------------------------------------------------------------
                                                1,322,445,537
---------------------------------------------------------------
Medical - Wholesale Drug Distributors - 1.2%
       2,295,275  Cardinal Health, Inc.#          180,179,088
--------------------------------------------------------------
Medical Instruments - 0.6%
       1,008,150  Medtronic, Inc.                  64,899,656
       572,250    St. Jude Medical, Inc.*          22,603,875
--------------------------------------------------------------
                                                   87,503,531
--------------------------------------------------------------
Medical Products - 1.1%
        1,715,000  Baxter International, Inc.      71,386,875
        1,349,000  Boston Scientific Corp.*        73,351,875
        902,375    Fresenius Medical Care A.G.     26,845,656
                   (ADR)*
--------------------------------------------------------------
                                                   171,584,406
--------------------------------------------------------------

Money Center Banks - 8.5%
        13,358,600  Bank of New York Co., Inc.     442,503,625
        22,172,973  Barclays PLC**                 347,608,104
        4,869,125   Citicorp                       482,043,375
        352,440     CS Holding A.G.*,**             35,091,128
--------------------------------------------------------------
                                                 1,307,246,232
--------------------------------------------------------------
Multi-line Insurance - 0.4%
        1,074,000   Allstate Corp.                  60,278,250
--------------------------------------------------------------
Networking Products - 1.4%
        3,449,225   Cisco Systems, Inc.*           213,420,797
--------------------------------------------------------------
Office Automation and Equipment - 1.6%
        1,554,600   Danka Business Systems PLC      61,601,025
                    (ADR)
        479,524     Oce-Van Der Grinten N.V.**,#    51,049,196
        2,982,475   Xerox Corp.                    138,312,278
--------------------------------------------------------------
                                                   250,962,499
--------------------------------------------------------------
Office Supplies - 2.6%
        7,164,225   Alco Standard Corp.#           332,240,934
        236,050     Harland (John H.) Co.            7,347,056
        2,000,000   Wallace Computer Services,      58,750,000
                    Inc.
--------------------------------------------------------------
                                                   398,337,990
--------------------------------------------------------------
Oil Companies - Exploration and Production - 0.6%
        1,934,525   Triton Energy, Ltd.*,#          86,328,178
--------------------------------------------------------------
Optical Supplies - 0.1%
        272,150     Luxottica Group S.p.A. (ADR)    17,281,526
--------------------------------------------------------------
Pharmacy Services - 0.5%
        2,705,600   Omnicare, Inc.#                 73,727,600
--------------------------------------------------------------
Printers and Related Products - 0.2%
        394,475     Electronics for Imaging,        28,402,200
                    Inc.*
--------------------------------------------------------------
Printing - Commercial - 0.2%
        1,255,000   World Color Press, Inc.*        28,080,625
--------------------------------------------------------------
Publishing - Books - 2.7%
        3,254,159   Wolters Kluwer N.V.*,**,#      417,440,347
--------------------------------------------------------------
Publishing - Newspapers - 0.1%
          872,000   Hollinger International, Inc.   $10,900,000

--------------------------------------------------------------
Publishing - Periodicals - 0%
          304,700   K-III Communications Corp.*       3,275,525
--------------------------------------------------------------
Retail - Major Department Stores - 0.3%
        1,898,000   Credit Saison Co., Ltd.          43,802,562
--------------------------------------------------------------
Satellite Telecommunications - 0.2%
        2,066,450   U.S. Satellite Broadcasting      33,321,506
                      Co., Inc.*
--------------------------------------------------------------
Super-Regional Banks - 4.9%
        2,816,000   Wells Fargo & Co.               752,224,001
--------------------------------------------------------------
Telecommunication Equipment - 0.3%
          889,900   ECI Telecommunications Limited   17,798,000
                       Designs
          929,375   L.M. Ericsson Telephone (ADR)    25,673,984
--------------------------------------------------------------
                                                     43,471,984
--------------------------------------------------------------
Telecommunication Services - 4.8%
    1,208,175       Lucent Technologies, Inc.        56,784,225
   10,420,160       MFS Communications Co., Inc.*,# 522,310,502
    2,086,875       Telecomunicacoes Brasileiras    155,472,188
                          S.A. (ADR)
--------------------------------------------------------------
                                                    734,566,915
Telephone - Integrated - 0.6%
    1,876,025       Cincinnati Bell, Inc.            92,628,734
--------------------------------------------------------------
Telephone - Long Distance - 0.5%
    3,000,000       WorldCom, Inc.*                  73,125,000
--------------------------------------------------------------
Tools - Hand Held - 0.4%
    1,716,500       Black & Decker Corp.             64,154,188
--------------------------------------------------------------
Toys - 0.2%
      916,526       Mattel, Inc.                     26,464,688
--------------------------------------------------------------
Transportation - Railroad - 1.0%
    1,850,350       Burlington Northern Santa Fe    152,422,581
                      Corp.
--------------------------------------------------------------
Wireless Telecommunications - 0.5%
    1,544,450       AirTouch Communications, Inc.*   40,348,756
    2,276,775       Paging Network, Inc.*            38,989,772
                                                     79,338,528
--------------------------------------------------------------
Total Common Stock (cost $9,140,227,382)         12,029,187,956
--------------------------------------------------------------

Preferred Stock - 0.4%

Computer Software - 0.4%
      467,052       SAP A.G.** (cost $48,088,340)    62,712,608
--------------------------------------------------------------
Money Market - 0.6%
  $85,000,000      Janus Money Market Fund, 5.61%
                    (cost $85,000,000)               85,000,000
--------------------------------------------------------------
Repurchase Agreement - 0%
     5,000,000   State Street Bank & Trust Co., 4.75%,
                 dated 10/31/96, maturing 11/1/96,
                 to be repurchased at $5,000,659,
                 collateralized by $5,045,000 in U.S.
                 Treasury Notes 6.125%, due 3/31/98,
                 value $5,102,846 (cost $5,000,000)   5,000,000
--------------------------------------------------------------
Short-Term Corporate Notes - 5.2%
                        AVCO Financial Service
         $ 27,000,000     5.32%, 1/8/97           $26,727,030
                        Coca-Cola Co.:
         50,000,000       5.30%, 11/1/96           50,000,000
         50,000,000       5.20%, 11/15/96          49,898,889
                        Ford Motor Credit Corp.:
         123,900,000      5.55%, 11/1/96          123,900,000
         100,000,000      5.52%, 1/10/97           98,960,000
                        General Electric Capital
                        Corp.:
         50,000,000       5.25%, 12/20/96          49,642,708
         45,000,000       5.35%, 4/9/97            43,929,900
                        Household Finance Corp.
         100,000,000      5.55%, 11/1/96          100,000,000
                        IBM Corp.
         50,000,000       5.25%, 12/10/96          49,715,625
                        J.P. Morgan and Co.:
         50,000,000       5.28%, 11/25/96          49,824,000
         50,000,000       5.30%, 1/13/97           49,461,000
                        Wal-Mart Stores, Inc.:
         50,000,000       5.20%, 12/2/96           49,776,111
         50,000,000       5.20%, 12/3/96           49,768,889
--------------------------------------------------------------
Total Short-Term Corporate Notes
(amortized cost $791,580,895)                     791,604,152
--------------------------------------------------------------
U.S. Government Agencies - 13.5%
                            Federal Farm Credit Bank
        25,000,000        5.15%, 12/5/96           24,878,403
                  Federal Home Loan Bank System:
        600,000,000       5.50%, 11/1/96          600,000,000
         50,000,000       5.16%, 11/18/96          49,878,167
        100,000,000       5.19%, 11/21/96          99,711,667

         50,000,000       6.40%, 1/17/97           49,437,500
        150,000,000       6.40%, 1/22/97          148,204,500
         75,000,000       6.40%, 1/23/97           74,091,000
                  Federal Home Loan Mortgage Corp.:
         50,000,000       5.22%, 11/8/96           49,949,250
         50,000,000       5.31%, 11/14/96          49,904,125
        100,000,000       5.17%, 11/20/96          99,727,139
        100,000,000       5.19%, 11/22/96          99,697,250
         35,000,000       5.28%, 11/25/96          34,876,800
         50,000,000       5.33%, 12/12/96          49,696,486
         50,000,000       5.24%, 12/13/96          49,694,333
         50,000,000       6.20%, 12/13/96          49,699,583
         50,000,000       5.32%, 12/18/96          49,652,722
         50,000,000       5.21%, 12/26/96          49,602,014
        100,000,000       6.20%, 12/31/96          99,122,000
         50,000,000       6.98%, 2/10/97           49,266,000
                  Federal National Mortgage Association:
         50,000,000       5.20%, 11/20/96          49,862,778
         50,000,000       5.22%, 12/27/96          49,594,000
        100,000,000       6.40%, 1/15/97           98,910,000
         50,000,000       5.21%, 1/16/97           49,448,000
         50,000,000       6.40%, 1/21/97           49,412,000
--------------------------------------------------------------
Total U.S. Government Agencies
 (amortized cost $2,074,381,196)                2,074,315,717
--------------------------------------------------------------
U.S. Government Obligations - 5.1%
                 U.S. Treasury Bills:
        100,000,000       5.10%, 12/19/96          99,320,000
        300,000,000       5.125%, 12/19/96        297,951,000
        200,000,000       5.025%, 3/13/97         196,274,000
        200,000,000       5.07%, 5/1/97           194,901,833
--------------------------------------------------------------
Total U.S. Government Obligations
 (amortized cost $788,487,833)                     788,446,833
--------------------------------------------------------------
Total Investments
  (total cost $12,932,765,646) - 103.4%         15,836,267,266
Liabilities, net of Cash,
  Receivables and Other Assets - (3.4%)           (523,087,331)
Net Assets - 100%                               $15,313,179,935


                    Summary of Investments by Country
                              October 31, 1996
--------------------------------------------------------------

Country             % of Investment Securities  Market Value
-------------------------------------------------------------
Brazil                   1.0%               $   155,472,188
Canada                   0.4%                    66,193,822

Germany                  0.7%                   104,722,564
Italy                    0.1%                    17,281,526
Japan                    0.6%                    98,937,697
Mexico                   0.2%                    28,266,657
Netherlands              3.4%                   544,927,043
Spain                    0.3%                    55,042,328
Sweden                   0.2%                    25,673,984
Switzerland              2.6%                   418,267,731
United Kingdom           5.4%                   853,350,956
United States++         85.1%                13,468,130,770
Total                  100.0%               $15,836,267,266
--------------------------------------------------------------

--------------------------------------------------------------
++Includes Short-Term Securities (61.4% excluding Short-Term Securities) Forward Currency Contracts
Open at October 31, 1996

Currency Sold            Currency      Currency    Unrealized
and Settlement Date      Units Sold    Value in    Gain/(Loss)
                                       $ U.S.
--------------------------------------------------------------
British Pound 11/19/96  130,000,000  $211,432,000  ($15,418,000)
British Pound 1/17/97    83,000,000   134,825,200    (6,316,300)
Dutch Guilder 11/19/96  165,000,000   97,161,701        (65,752)
Dutch Guilder 12/13/96  500,000,000  294,933,050      2,531,953
German Deutschemark     106,000,000   70,031,712        597,285
12/13/96
Swiss Franc 12/18/96    210,000,000   166,389,351     4,277,142
                                     $974,773,014  ($14,393,672)
--------------------------------------------------------------
See Notes to Schedule of Investments
            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

      JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance

     Janus Balanced Fund returned 19.39% for our fiscal year ended October 31, 1996, compared to a return of 24.10% for the S&P 500 and 5.39% for the Lehman Brothers Government/Corporate Bond Index. All returns include reinvested dividends.

     For the 12-month period, Janus Balanced Fund ranked 20 out of 267 balanced funds (top 8%) tracked by Lipper Analytical Services,(1) a large mutual fund rating company.

     The Fund's equity positions performed well. My strategy is to focus on companies that generate strong positive cash flow, and that use their discretionary cash wisely -- often to buy back significant portions of their own stock. However, as market valuations continued to move higher, it became more difficult to find solid growth opportunities trading at reasonable prices.

The Year in Review

     I assumed management of Janus Balanced Fund on January 1. My immediate challenge was to deal with the sharp upturn in interest rates. The economy picked up steam, and robust employment numbers spooked bond investors. As a result, bonds suffered price declines across the maturity spectrum, with long-term securities most strongly affected. To reduce interest rate risk, the maturities of the portfolio's fixed-income holdings were shortened.

     At year end, the portfolio held a conservative mix of Treasury, and investment-grade and high-yield/high-risk corporate bonds. A modest position in Canadian bonds also enhanced the Fund's yield.

------------------------------------------------------------------------------
Portfolio Profile                  October 31, 1996 October 31, 1995

Equities                           49.7%            51.7%
Fixed-Income Securities
  U.S. Treasury Bonds              22.2%            10.9%
  Investment-Grade Corp. Bonds     12.3%            28.4%
  High-Yield/High-Risk
    Corporate Bonds                 7.2%             1.7%
  Foreign Corporate Bonds           1.5%             0.8%
  Preferred Stock                   2.2%             3.7%
Cash & Cash Equivalents             4.9%             2.8%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Top 10 Equity Holdings         October 31, 1996  October 31, 1995

Wells Fargo & Co.                   3.7%              --
Dionex Corp.                        2.8%            0.9%
UNUM Corp.                          2.2%            2.0%
Robert Half International, Inc.     1.8%            2.8%
Barclays PLC                        1.5%              --
Sandoz A.G. - Class R               1.4%              --
Wolters Kluwer N.V.                 1.3%            1.5%
Campbell Soup Co.                   1.2%              --
Insignia Financial Group, Inc.      1.2%              --
UICI                                1.2%              --
Total                              18.3%            7.2%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Top 5 Industries                   October 31,1996  October 31, 1995

Aerospace and Defense              6.0%             3.1%
Life and Health Insurance          5.7%             2.0%
Computers - Mainframe              3.9%             8.1%
Super-Regional Banks               3.7%             3.0%
Money Center Banks                 3.5%             3.3%

------------------------------------------------------------------------------
Stock Highlights

     Dionex is an example of a great cash generator. Dionex manufactures ion chromatography systems used to identify chemical components through color spectrum analysis. The company dominates its industry with 70% market share. What Dionex does may seem complex, but the way it manages its business is straightforward. Dionex does not make unnecessary capital expenditures or acquisitions. At present, excess cash flow is being used to buy back shares, adding substantially to the company's earnings per share growth and building shareholder value.

     Barclays PLC contributed significantly to portfolio returns this year. One of Britain's largest financial services providers, Barclays is refocusing its operations on retail banking and the higher-margin asset management business, having recently acquired Wells Fargo Nikko Investment Advisors. The company is poised to benefit from its position as the largest issuer of credit cards in the U.K.Barclays is also aggressively repurchasing its stock.

     Our MFS Communications convertible debenture also performed well. MFS is being acquired by WorldCom, and the company will be very competitive post-merger. WorldCom should be able to underprice competitors in end-to-end long distance, local telephone, and internetworking services.

       U.S. Satellite Broadcasting and General Motors-H/Hughes Electronics disappointed this year. Neither company met projections for new subscribers in their satellite TV businesses. Kellogg was reduced after the company fared poorly in cereal price wars. Kellogg's management also chose not to aggressively restructure the company, as some of us had expected.

Current Strategy and Outlook

     The market's current high levels may make finding stocks with great upside potential more difficult. High valuations dictate a more opportunistic approach. But I will continue to focus on uncovering stable companies with predictable earnings growth and strong free cash flows - stocks that have a better chance to perform despite the market environment. On the fixed-income side, my strategy remains conservative in the event that the economy strengthens or inflationary pressures increase.

     Thank you for your continued investment in Janus Balanced Fund.

---------
(1) A Balanced Fund is defined by Lipper as one whose "primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%." This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

       JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index, the Lehman Brothers Long Government/Corporate Bond Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The Lehman Brothers Long Government/Corporate Bond Index is represented by a single dotted dark gray line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dashed medium gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund ($17,771) as compared to the S&P 500 Index ($19,004), the Lehman Brothers Long Government Corporate Bond Index ($14,270) and the Lehman Brothers Government/Corporate Bond Index ($13,242). There is a legend in the upper left quadrant of the graph which indicates Janus Balanced Fund's one-year and since inception (September 1, 1992) average annual total returns as 19.39% and 14.80%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

               JANUS BALANCED FUND October 31, 1996

---------------------------------------------------------------
Shares or
Principal Amount                                  Market Value
---------------------------------------------------------------

Common Stock - 49.7%
---------------------------------------------------------------
Aerospace and Defense - 3.0%
          15,650     Boeing Co.                      $1,492,619
          37,575     General Motors Corp. - Class H   2,005,565
          8,775      Lockheed Martin Corp.              786,459
          22,075     Thiokol Corp.                      924,391
          8,275      United Technologies Corp.        1,065,406
                                                      6,274,440
--------------------------------------------------------------

Broadcast Media - 1.2%
          59,050     Heritage Media Corp. - Class     900,513
                     A*
          58,750     Young Broadcasting Corp. -      1,674,375
                     Class A*

                                                     2,574,888
--------------------------------------------------------------
Casino Hotels - 0.5%
          29,675     Circus Circus Enterprises,      1,023,788
                     Inc.*
--------------------------------------------------------------
Casino Services - 0.7%
          289,354    London Clubs International      1,478,337
                     PLC**
--------------------------------------------------------------
Chemicals - Specialty - 0.3%
          15,900     Minerals Technologies, Inc.       624,075
--------------------------------------------------------------
Commercial Banks - 0.4%
          3,173      Banco Popular Espanol S.A.        606,026
          23,850     Sterling Bancorp                  307,069
                                                       913,095
--------------------------------------------------------------
Commercial Services - 0.1%
          126        SGS Societe Generale de
                     Surveillance
                       Holdings S.A.**                 285,189
--------------------------------------------------------------
Computers - Integrated Systems - 1.0%
          83,350     Gulfstream Aerospace Corp.*     1,969,144
--------------------------------------------------------------
Containers - Paper and Plastic - 0.5%
          24,550     Sealed Air Corp.*                 954,381
--------------------------------------------------------------
Cosmetics and Toiletries - 0.9%
         19,575    Colgate-Palmolive                $1,800,900
                   Co.
--------------------------------------------------------------
Data Processing and Management - 0.7%
         18,820    First Data Corp.                1,500,895
--------------------------------------------------------------
Diversified Operations - 1.2%
         75,544    Hays PLC**                        631,182
         147,835   Rentokil Initial                  992,237
                   PLC**
         6,200     Unilever N.V. (ADR)               947,825
                                                   2,571,244
--------------------------------------------------------------
Electric Products - 0.8%
         38,550    Sundstrand Corp.                1,551,638

--------------------------------------------------------------
Electronic Safety Devices - 0.5%
         20,225    Pittway Corp. -                   985,969
                   Class A
--------------------------------------------------------------
Finance - Consumer Loans - 1.1%
         52,700    Associates First                2,285,863
                   Capital Corp.
--------------------------------------------------------------
Financial Guarantee Insurance - 0.7%
         7,725     CMAC Investment                   533,991
                   Corp.
         14,825    MGIC Investment                 1,017,366
                   Corp.
                                                   1,551,357
--------------------------------------------------------------
Food - Canned - 1.2%
         30,850    Campbell Soup Co.               2,468,000
--------------------------------------------------------------
Food - Confectionary - 0.5%
         15,700    Wrigley (Wm.) Jr., Co.            945,925
--------------------------------------------------------------
Food - Diversified - 0.9%
         29,725    Kellogg Co.                     1,887,537
--------------------------------------------------------------
Gas - Distribution - 0.9%
         74,350    Southern Union Co.*             1,849,456
--------------------------------------------------------------
Hotels and Motels - 0.5%
         53,500    Extended Stay                   1,083,375
                   America, Inc.*
--------------------------------------------------------------
Human Resources - 1.8%
         90,750    Robert Half                     3,641,344
                   International, Inc.*
--------------------------------------------------------------
Instruments - Scientific - 2.8%
         150,875   Dionex Corp.*                   5,770,969
--------------------------------------------------------------
Life and Health Insurance - 5.7%
         26,500    AFLAC, Inc.                     1,063,312
         25,800    Delphi Financial                  722,400
                   Group, Inc. - Class A
         49,375    PennCorp Financial              1,709,609
                   Group, Inc.
         36,850    Protective Life                 1,271,325
                   Corp.
         94,575    UICI*                           2,411,663
         72,600    UNUM Corp.                      4,564,725

                                                  11,743,034

-------- --------- --------------------- ---------------------
Machinery - Farm - 0.7%
         61,075    AGCO Corp.                      1,549,778
-------- --------- --------------------- ---------------------
Machinery - Pumps - 0.3%
         42,100    Pfeiffer Vacuum                   673,600
                   Technology A.G.
                   (ADR)*,**
-------- --------- --------------------- ---------------------
Medical - Drugs - 2.6%
         62,295    Glaxo Wellcome PLC**              975,085
         2,475     Sandoz A.G. - Class             2,857,571
                   R**
         24,050    SmithKline Beecham              1,506,131
                   PLC (ADR) - Class A**

                                                   5,338,787
-------- --------- --------------------- ---------------------
Medical - Wholesale Drug Distributors - 0.2%
         6,450     Cardinal Health,                  506,325
                   Inc.
-------- --------- --------------------- ---------------------
Medical Instruments - 0.5%
         15,125    Medtronics, Inc.                  973,672
-------- --------- --------------------- ---------------------
Money Center Banks - 3.5%
         66,775    Bank of New York                2,211,922
                   Co., Inc.
         191,829   Barclays PLC**                  3,007,324
         20,425    Citicorp                        2,022,075

                                                   7,241,321
-------- --------- --------------------- ---------------------
Multi-line Insurance - 0.6%
         21,825    Allstate Corp.                  1,224,928
-------- --------- --------------------- ---------------------
Office Automation and Equipment - 0.6%
         30,775    Danka Business                  1,219,459
                   Systems PLC (ADR)
-------- --------- --------------------- ---------------------
Office Supplies - 0.8%
         14,575    Alco Standard Corp.               675,916
         32,150    Harland (John H.) Co.           1,000,669

                                                   1,676,585
-------- --------- --------------------- ---------------------
Optical Supplies - 0.3%
         10,500    Luxottica Group                   666,750
                   S.p.A. (ADR)
-------- --------- --------------------- ---------------------
Printing - Commercial - 0.2%

         19,500    World Color Press, Inc.*          436,313
-------- --------- --------------------- ---------------------
Property and Casualty Insurance - 0.4%
         16,050    Foremost Corp. of America         884,756
-------- --------- --------------------- ---------------------
Publishing - Books - 1.3%
         20,229    Wolters Kluwer N.V.**           2,594,956
-------- --------- --------------------- ---------------------
Real Estate Investment Trust - 1.7%
        152,900    Innkeepers USA Trust            1,796,575
         48,650    Redwood Trust, Inc.             1,605,450

                                                   3,402,025
-------- --------- --------------------- ---------------------
Satellite Telecommunications - 0.5%
         60,400    U.S. Satellite                   973,950
                   Broadcasting Co., Inc.*
-------- --------- --------------------- ---------------------
Savings/Loan/Thrifts - 2.2%
         40,000    Bank United Corp. - Class A* $  1,065,000
         30,925    First Savings Bank
                    of Washington Bancorp, Inc.      525,725
         69,925    Home BanCorp Elgin, Inc.*         874,062
        110,700    Klamath First Bancorp, Inc.     1,556,719
         25,225    Ocean Financial Corp.*            614,859

                                                   4,636,365
-------------- ------------ --------------------------------
Super-Regional Banks - 3.7%
         28,883    Wells Fargo & Co.               7,715,371
-------------- ------------ --------------------------------
Telecommunication Services - 0.5%
         21,000    Lucent Technologies, Inc.         987,000
            295    MFS Communications Co., Inc.*      14,787

                                                   1,001,787
-------------- ------------ --------------------------------
Telephone - Integrated - 0.7%
         30,225    Cincinnati Bell, Inc.           1,492,359
-------------- ------------ --------------------------------
Textile - Apparel - 0.5%
         7,337   Wolford A.G.                        965,847
-------------------------------------------------------------
Total Common Stock (cost $89,113,263)            102,909,777
-------------------------------------------------------------
Corporate Bonds - 19.5%
-------------------------------------------------------------

Aerospace and Defense - 3.0%

    $2,430,000   International Lease
                   Finance Corp., 7.50%
                     notes, due 3/1/99             2,499,862
     3,700,000   Lockheed Martin
                   Corp., 6.55% company
                   guaranteed unsecured notes,
                     due 5/15/99                  3,727,750
                                                  6,227,612
--------------------------------------------------------------
Broadcast Media - 2.2%

     2,000,000   Heritage Media
                   Corp., 8.75%
                     senior                       1,895,000
                   subordinated notes,
                   due 2/15/06
     3,000,000   Young Broadcasting,
                   Inc., 9.00%
                     senior                        2,737,500
                   subordinated notes,
                   due 1/15/06
                                                   4,632,500
Casino Hotels - 1.0%

     2,220,000   Circus Circus
                   Enterprises, Inc.,
                   6.45%
                     senior notes, due             2,106,225
                   2/1/06
Computers - Mainframe - 3.9%

     8,000,000   IBM Corp., 6.375%
                     global notes, due             8,010,000
                   6/15/00
--------------------------------------------------------------
Engineering - Research and Development Services - 2.4%
    5,000,000    Intertek Finance PLC, 10.25%
                      senior subordinated notes,
                      due 11/1/06+                 5,012,500
--------------------------------------------------------------
Finance - Consumer Loans - 1.4%
    3,000,000    Household International
                    Netherlands N.V.,
                    6.00% senior notes, due        2,981,250
                    3/15/99
--------------------------------------------------------------
Finance - Credit Card - 0.5%
    1,000,000    Capital One Bank, 6.875%
                    notes, due 4/24/00             1,003,750

--------------------------------------------------------------
Industrial Audio and Video Products - 0.3%
      700,000    Unifrax Investment Corp., 10.50%
                    senior notes, due 11/1/03        712,250
--------------------------------------------------------------
Medical Labs and Testing Services - 1.3%
    2,430,000    Dade International, Inc.,
                   11.125% senior
                   subordinated notes,              2,581,875
                   due 5/1/06
--------------------------------------------------------------
Multimedia - 1.6%
    3,400,000    Walt Disney Co. (The), 6.375%
                    senior notes, due 3/30/01       3,395,750
--------------------------------------------------------------
Retail - Major Department Stores - 0.9%
    1,800,000    Sears Roebuck Acceptance, 6.50%
                    notes, due 6/15/00              1,806,750
--------------------------------------------------------------
Savings/Loan/Thrifts - 1.0%
   $ 2,000,000   First Nationwide Holdings,
                   Inc., 9.125%
                   senior subordinated notes,   $   2,000,000
                   due 1/15/03
--------------------------------------------------------------
Total Corporate Bonds (cost $40,419,373)           40,470,462
--------------------------------------------------------------
U.S. Government Obligations - 22.2%
                   U.S. Treasury Notes:
     1,500,000    5.00%, due 1/31/98                1,488,765
     4,000,000    5.125%, due 2/28/98               3,973,200
     3,900,000    6.125%, due 5/15/98               3,926,247
     6,950,000    5.50%, due 11/15/98               6,914,069
    16,000,000    6.375%, due 5/15/99              16,187,200
     5,150,000    5.75%, due 10/31/00               5,097,573
     8,500,000    5.625%, due 11/30/00              8,374,115
--------------------------------------------------------------
Total U.S. Government Obligations (cost $45,874,328)45,961,169
--------------------------------------------------------------
Foreign Bonds - 1.5%
--------------------------------------------------------------
Government Obligations - 1.5%
CAD  3,500,000     Canadian Government, 8.75%
                    debentures, due 12/1/05
                    (cost $2,803,682)              $3,045,826
--------------------------------------------------------------
Preferred Stock - 2.2%
-------------------------------------------------------------
Computer Software - 0.2%
         3,020     SAP A.G.**                        405,505
--------------------------------------------------------------

Finance - Other Services - 1.2%
        47,117     Insignia Financial Group, Inc.+ 2,426,526
--------------------------------------------------------------
Office Supplies - 0.3%
         7,500     Alco Standard Corp., 5.04%        650,625
--------------------------------------------------------------
Telecommunication Services - 0.5%
        13,150     MFS Communications Co., Inc.,   1,140,762
                   8.00%
Total Preferred Stock (cost $4,178,653)            4,623,418
--------------------------------------------------------------
Short-Term Corporate Notes - 7.1%
          General Electric Capital Corp.
    $10,000,000    5.55%, 11/1/96                 10,000,000
          Prudential Funding Corp.
      4,600,000    5.50%, 11/1/96                  4,600,000
-------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $14,600,000)                    14,600,000
-------------------------------------------------------------
Total Investments (total cost
  $196,989,299) - 102.2%                         211,610,652
--------------------------------------------------------------
Liabilities, net
of Cash, Receivables and Other Assets - (2.2%)    (4,566,728)
--------------------------------------------------------------
Net Assets - 100%                                $207,043,924
--------------------------------------------------------------


                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
---------------------------------------------------------------
Austria                  0.5%                     $   965,847
Canada                   1.4%                       3,045,826
Germany                  0.5%                       1,079,105
Italy                    0.3%                         666,750
Netherlands              1.2%                       2,594,956
Spain                    0.3%                         606,026
Switzerland              1.5%                       3,142,760
United Kingdom           4.6%                       9,809,755
United States++         89.7%                     189,699,627
--------------------------------------------------------------
Total                  100.0%                    $211,610,652
--------------------------------------------------------------

++Includes Short-Term Securities (82.7% excluding Short-Term Securities)

                     Forward Currency Contracts
                      Open at October 31, 1996
--------------------------------------------------------------
Currency Sold and             Currency      Currency    Unrealized
Settlement Date               Units Sold    Value in    Gain/
                                            $U.S.       (Loss)
British Pound 11/19/96        1,350,000    $2,195,640  ($160,110)
British Pound 1/17/97           250,000       406,100    (19,025)
Dutch Guilder 11/19/96        1,300,000       765,517       (518)
Dutch Guilder 12/13/96        2,000,000     1,179,732     10,128
German Deutschemark 12/13/96    560,000       369,979      3,155
Swiss Franc 1/8/97            1,900,000     1,508,535     21,872
                                           $6,425,503  ($144,498)
--------------------------------------------------------------
See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

           JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance

     Janus Enterprise Fund registered a gain of 22.43% for our fiscal year ended October 31, 1996, compared to a return of 17.35% for the Standard & Poor's MidCap 400 Index and 24.10% for the S&P 500 Index. All returns include reinvested dividends.

     This year the benchmark index for the Fund was changed from the S&P 500 Index to the S&P 400 MidCap Index, which better reflects the stocks the Fund holds. Starting in fiscal 1997, the S&P 500 Index will no longer be quoted as a benchmark.

     Janus Enterprise Fund was able to beat the S&P 400 Index because individual stocks performed well. My strategy is to look hard at one company at a time. The portfolio is built stock by stock, without regard to industry or market sectors. I try to find companies that dominate their markets, that have consistent earnings, and that can perform well independent of economic conditions.

     This year a number of positions posted good returns despite the relative weakness in mid-cap stocks in the second half. Companies as diverse as lodging and real estate franchisor HFS, British pub chain J.D. Wetherspoon, Insignia Financial, the largest manager of real estate partnerships in the U.S., computer supplier and marketer Global Direct Mail, and Barnett, a supplier of electrical and plumbing hardware, contributed to performance.

The Year In Review

     Although the portfolio is eclectic, niche pockets of concentration can develop when our research turns up good companies in the same broad industry. This year the portfolio contained several wireless communications companies, primarily in paging services and personal communications systems (PCS). There was also a small group of restaurant stocks. Industrial suppliers, such as Fastenal, were added during the second half of the year, and drug delivery companies were trimmed.

--------------------------------------------------------------
Portfolio Profile              October 31, 1996  October 31, 1995

Equities                           97.0%            99.0%
  Foreign                          19.0%             7.4%
Number of Stocks                   37               38
Cash & Fixed-Income Securities      3.1%             1.0%
--------------------------------------------------------------
--------------------------------------------------------------

Top 10 Equity Holdings         October 31,  1996  October 31, 1995

Fastenal Co.                       8.4%               --
HFS Inc.                           7.6%             7.3%
Paging Network, Inc.               5.9%             8.1%
Pizza Express PLC                  5.6%               --
Wetherspoon (J.D.)                 5.5%             3.7%
Global Direct Mail Corp.           5.1%             0.8%
Insignia Financial Group, Inc.     4.4%             4.7%
Rentokil Initial PLC               4.1%               --
Wisconsin Central Transportation   3.6%             2.4%
Petco Animal Supplies Inc.         3.2%             2.5%
--------------------------------------------------------------
Total                             53.4%            29.5%
--------------------------------------------------------------

Top 5 Industries               October 31, 1996  October 31, 1995

Retail - Restaurants               8.5%             6.0%
Building Products                  8.4%              --
Retail - Mail Order                7.8%              --
Hotels and Motels                  7.6%             7.3%
Cellular Telecommunications        6.3%            11.8%
--------------------------------------------------------------


           JANUS ENTERPRISE FUND Portfolio Manager, James P. Guff

Stock Highlights

     Fastenal was a major new position this year. The company sells nuts and bolts. There is nothing flashy or unique about Fastenal's product line. But its exceptional management team has produced a culture dedicated to sales and customer service. As a result, Fastenal's annual revenues and earnings have grown at 35% to 40% for the last ten years. The company is also showing dramatic success in expanding its product offerings into tools, hydraulic accessories, and janitorial supplies. Higher store volumes, combined with the opportunity to establish more stores, suggest that Fastenal could continue its explosive growth for another decade.

     PizzaExpress, which owns a chain of sit-down pizza parlors in the U.K., has been a good performer this year. PizzaExpress is one of the best-run restaurant operations in the world. Its 25% operating margins are among the highest in the business. Combine the company's margins with its high-volume sales and you get a terrific return on investment. Employee loyalty is also strong. Turnover is less than 25%, almost unheard of in the restaurant business.

     Petco Animal Supplies owns and operates a chain of pet supply superstores. The company has boosted margins via efficient distribution, an emphasis on higher-margin non-pet food items, and effective use of its buying power. Petco is growing rapidly both internally and through acquisitions. Our estimates suggest a minimum of 30% earnings growth in the coming year.

     Drug delivery companies R.P. Scherer and TheraTech were sold at profits this year when new product sales were slower than I anticipated. Health South, which operates a chain of rehabilitation centers, was also sold when it reached our price target. Matrix Pharmaceutical, Medaphis, and General Nutrition Centers were disappointing. Matrix Pharmaceutical's new drug delivery product to treat cancer performed below expectations at clinical trials. Medaphis' earnings lagged when it had difficulty integrating recent acquisitions, and General Nutrition Centers encountered sluggish sales.

Current Strategy and Outlook

     As I said earlier, my goal is to find individual companies with exceptional growth potential that can be consistently realized independent of economic conditions. I want to buy these companies at reasonable prices. This is not always an easy combination to find, of course, but I believe over the long haul this strategy will produce index-beating portfolio performance, despite any short-term volatility.

     Thank you for your continued investment in Janus Enterprise Fund.

              JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund, the S&P 500 Index and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The S&P 400 MidCap Index is represented by a single dotted dark gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($23,634) as compared to the S&P 500 Index ($19,004) and the S&P MidCap Index ($18,376). There is a legend in the upper left quadrant of the graph which indicates Janus Enterprise Fund's one-year and since inception (September 1, 1992) average annual total returns as 22.43% and 22.93%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                            JANUS ENTERPRISE FUND
                              October 31, 1996

-------------------------------------------------------------------------
Shares or
Principal Amount                                       Market Value
-------------------------------------------------------------------------
Common Stock - 95.6%
-------------------------------------------------------------------------
Auto Parts - Retail and Wholesale - 2.8%
     1,000,000      APS Holding Corp. - Class A*,#    $20,750,000
-------------------------------------------------------------------------
Building Products - Retail and Wholesale - 8.4%
     1,331,900      Fastenal Co.                       61,600,375
-------------------------------------------------------------------------
Cellular Telecommunications - 6.3%
       500,000      CommNet Cellular, Inc.*            13,875,000
       373,950      Millicom International Cellular    14,864,512
                      S.A.*
     1,500,000      PriCellular Corp. - Class A*,#     17,250,000
-------------------------------------------------------------------------
                                                       45,989,512
-------------------------------------------------------------------------
Chemicals - Specialty - 3.1%

       572,600      Minerals Technologies, Inc.        22,474,550
-------------------------------------------------------------------------
Commercial Services - 4.5%
       950,650      CUC International, Inc.*           23,290,925
       348,550      Profit Recovery Group
                      International, Inc.
                      (The)*                            5,315,388
       138,950      TeleTech Holdings, Inc.*            4,446,400
-------------------------------------------------------------------------
                                                       33,052,713
-------------------------------------------------------------------------
Containers - Paper and Plastic - 2.1%
       386,600      Sealed Air Corp.*                  15,029,075
-------------------------------------------------------------------------
Data Processing and Management - 0.9%
       105,725      Concord EFS, Inc.*                  3,066,025
       102,325      First USA Paymentech, Inc.*         3,786,025
-------------------------------------------------------------------------
                                                        6,852,050
-------------------------------------------------------------------------
Diversified Operations - 4.1%
      4,473,088     Rentokil Initial PLC**             30,022,416
-------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
       397,350`     DepoTech Corp.*                     6,208,594
-------------------------------------------------------------------------
Film Processing - 0.7%
        32,606      Grand Optical Photoservice          4,729,566
-------------------------------------------------------------------------
Finance - Investment Broker - 0.5%
       148,400      Charles Schwab Corp.                3,710,000
-------------------------------------------------------------------------
Finance - Other Services - 4.4%
     1,500,000      Insignia Financial Group, Inc.     32,437,500
                      - Class A*,#
-------------------------------------------------------------------------
Golf - 2.1%
       510,100      Family Golf Centers, Inc.*,#       14,984,188
-------------------------------------------------------------------------
Hotels and Motels - 7.6%
         3,900      Choice Hotels Holdings, Inc.*          59,475
       758,400         HFS, Inc.*                      55,552,800
-------------------------------------------------------------------------
                                                       55,612,275
-------------------------------------------------------------------------
Human Resources - 0.5%
       177,875      Alternative Resources Corp.*        3,579,734
-------------------------------------------------------------------------
Independent Power Producer - 3.0%
     1,000,000      Trigen Energy Corp.#               22,125,000
-------------------------------------------------------------------------

Life and Health Insurance - 1.1%
       231,825      Protective Life Corp.               7,997,962
-------------------------------------------------------------------------
Medical Products - 1.0%
       256,150      Fresenius Medical Care (ADR)*       7,620,462
-------------------------------------------------------------------------
Pharmacy Services - 0.7%
       182,275      Omnicare, Inc.                      4,966,994
-------------------------------------------------------------------------
Retail - Catalog Shopping - 1.6%
       500,000      Barnett, Inc.*                     11,812,500
-------------------------------------------------------------------------
Retail - Mail Order - 7.8%
       755,350      Global DirectMail Corp.*            37,200,988
       673,225      Viking Office Products, Inc.  *     19,607,678
-------------------------------------------------------------------------
                                                        56,808,666
-------------------------------------------------------------------------
Retail - Pet Food and Supplies - 3.6%
       668,750      Pet Food Warehouse, Inc.*,#          3,134,766
     1,000,000      Petco Animal Supplies, Inc.*,#      23,500,000
-------------------------------------------------------------------------
                                                        26,634,766
-------------------------------------------------------------------------
Retail - Pubs - 5.5%
     2,085,469      Wetherspoon (J.D.) PLC+,**,#      $ 40,244,147
-------------------------------------------------------------------------
Retail - Restaurants - 8.5%
       433,200      Papa John's International, Inc.*    21,551,700
     4,893,713      PizzaExpress PLC+,**,#              40,847,935
-------------------------------------------------------------------------
                                                        62,399,635
-------------------------------------------------------------------------
Telecommunication Services - 2.9%
     781,600        Omnipoint Corp.*                    21,298,600
-------------------------------------------------------------------------
Transportation - Railroad - 3.6%
     739,700        Wisconsin Central                   26,629,200
                     Transportation Corp.*
-------------------------------------------------------------------------
Water Treatment Services - 1.5%
     294,525        Culligan Water Technologies,        11,044,688
                      Inc.*
-------------------------------------------------------------------------
Wireless Telecommunications - 5.9%
    2,505,800       Paging Network, Inc.*               42,911,825
-------------------------------------------------------------------------
Total Common Stock (cost $547,658,431)                 699,526,993
-------------------------------------------------------------------------
Warrants - 1.4%
      298,550       Littelfuse, Inc. - exp.

                     12/31/01* (cost $4,522,249)         9,852,150
-------------------------------------------------------------------------
Short-Term Corporate Notes - 1.1%
                    Prudential Funding Corp.
   $8,300,000         5.50%, 11/1/96
                      (amortized cost $8,300,000)         8,300,000
-------------------------------------------------------------------------
U.S. Government Agencies - 1.4%
                    Federal Home Loan Mortgage Corp.:
    5,000,000           5.27%, 11/5/96                    4,997,072
    5,500,000           5.28%, 11/13/96                   5,490,320
-------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $10,487,392)                           10,487,392
-------------------------------------------------------------------------
Total Investments (total cost $570,968,072) - 99.5%     728,166,535
-------------------------------------------------------------------------
Cash, Receivables
and Other Assets, net of Liabilities - 0.5%               3,836,678
-------------------------------------------------------------------------
Net Assets - 100%                                      $732,003,213
-------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities         Value
-------------------------------------------------------------------------
France                    0.6%                        $  4,729,566
Germany                   1.1%                           7,620,462
Luxembourg                2.0%                          14,864,512
United Kingdom           15.3%                         111,114,498
United States++          81.0%                         589,837,497
-------------------------------------------------------------------------
Total                   100.0%                        $728,166,535
-------------------------------------------------------------------------
-------------------------------------------------------------------------
++Includes Short-Term Securities (78.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1996

Currency Sold and           Currency   Currency    Unrealized
Settlement Date           Units Sold   Value in    $ U.S.Gain/(Loss)
-------------------------------------------------------------------------
British Pound 11/25/96     9,000,000  $14,635,800  ($1,053,900)
British Pound 12/11/96     4,597,000    7,472,883     (337,880)
British Pound 1/16/97      7,000,000   11,370,800     (450,800)
British Pound 1/24/97      8,000,000   12,993,600     (591,200)

-------------------------------------------------------------------------
                                      $46,473,083  ($2,433,780)
-------------------------------------------------------------------------
See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

     JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance

     Since Janus Equity Income Fund's inception on June 28, 1996, it has returned 13.20% through October 31. The Standard & Poor's 500 Index gained 5.93% for the same period. Both returns include reinvested dividends.

     Equity markets were roiled by a strong economy shortly after the Fund opened, and pulled back 10% (top to bottom) in July. Stocks proved resilient, however, quickly recovering and reaching new highs in the fall. July's correction provided a good opportunity to establish growth positions at lower prices. Several of the portfolio's major holdings appreciated 20% or more when the market rallied.

     The Fund looks to invest primarily in companies that generate exceptional cash flow and deploy it wisely. Share repurchase is a key theme in the portfolio because it is one of the easiest and most efficient ways for companies to add value for shareholders. I also concentrate on companies with low earnings risk. During the last four months, I found a number of attractive opportunities in the areas of financial services, banking, insurance, and pharmaceuticals that met this criteria.
-------------------------------------------------------------------------
Portfolio Profile                        October 31, 1996
Equities                                      88.0%
Fixed-Income Securities
  High-Yield/High-Risk Corporate Bonds         5.1%
  Preferred Stock                              3.3%
Cash & Cash Equivalents                        3.6%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Top 10 Equity Holdings                    October 31, 1996
Dionex Corp.                                   5.1%
Wells Fargo Corp.                              4.6%
UNUM Corp.                                     4.1%
Barclays PLC                                   4.0%
Southern Union Co.                             2.7%
Sandoz AG                                      2.7%
Bank United Corp.                              2.6%
Heritage Media Corp.                           2.3%
Campbell Soup Company                          2.2%
Robert Half International                      2.1%
-------------------------------------------------------------------------
Total                                         32.4%
-------------------------------------------------------------------------
Top 5 Industries                           October 31, 1996
Broadcast Media                               7.6%
Life and Health Insurance                     6.9%
Savings/Loan/Thrifts                          5.9%
Money Center Banks                            5.7%

Instrument - Scientific                       5.1%
-------------------------------------------------------------------------

Stock Highlights

     Campbell Soup was a top performer. The company has always generated tremendous free cash flow, due to its dominant position in the soup aisle. Recently, Campbell announced plans to expand its product lines and to restructure some of its operations, which will increase cash flow even further. Campbell plans to use excess cash flow to aggressively repurchase stock.

     Associates 1st Capital, formerly Ford Motor Credit, also put up good returns. Management has an excellent understanding of the consumer and commercial financing business, and we anticipate the company will continue to grow at a faster rate than its competitors.

     UICI is a unique insurance company that successfully targets niche markets where there is little or no competition. For instance, the company markets indemnity insurance to small, rural businesses and offers life insurance policies with borrowing provisions for student loans. UICI also capitalizes on its ability to acquire good businesses with good people. All UICI employees own stock in the company, and excess cash is actively reinvested in the business.

     Two of our media holdings underperformed. Heritage Media, which owns radio and television stations and also operates in-store advertising displays, declined when a competitor announced plans to take market share in Heritage's in-store coupon business. Young Broadcasting experienced a temporary viewership setback when its non-NBC affiliates lost ground during Summer Olympics coverage. Both Heritage Media and Young Broadcasting have excellent prospects going forward, and are still in the portfolio.

Current Outlook and Strategy

     Whether or not the market is able to maintain its current high levels, my focus will remain on good individual stock selection: stable companies with predictable earnings streams and excellent cash flow. These high-quality companies should perform very well in the long run. They also have a better chance of riding out any short-term market difficulties.

     Thank you for your investment in Janus Equity Income Fund.

          JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($11,320) as compared to the S&P 500 Index ($10,593). There is a legend in the upper left quadrant of the graph which indicates Janus Equity Income Fund's total return since inception (June 28, 1996) as 13.20%.

Source - Lipper Analytical Services, Inc. 1995. All returns reflect reinvested dividends.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                             JANUS EQUITY INCOME
                            FUND OCTOBER 31, 1996

-------------------------------------------------------------------------
Shares or
Principal Amount                                      Market Value
-------------------------------------------------------------------------

Common Stock - 88.0%
-------------------------------------------------------------------------
Aerospace and Defense - 3.1%
     2,500       AlliedSignal, Inc.                          163,750
     1,000       Boeing Co.                                   95,375
     5,400       General Motors Corp. - Class H              288,225
     9,700       Thiokol Corp.                               406,187
-------------------------------------------------------------------------
                                                             953,537
-------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.0%
    14,000       Federal Mogul Corp.                         313,250
-------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.5%
     5,025       PepsiCo, Inc.                               148,866
-------------------------------------------------------------------------

Broadcast Media - 5.6%
    45,000       Heritage Media Corp. - Class A*             686,250
    40,725       Pegasus Communications Corp. -
                 Class A*                                    534,516
    17,100       Young Broadcasting Corp. - Class A*         487,350
-------------------------------------------------------------------------
                                                           1,708,116
-------------------------------------------------------------------------
Building - Heavy Construction - 1.4%
     6,300      Fluor Corp.                                  412,650
-------------------------------------------------------------------------
Building Products - Retail and Wholesale - 1.5%
     9,850      Fastenal Co.                                 455,563
-------------------------------------------------------------------------
Casino Services - 0.3%
    16,812      London Clubs International PLC**              85,894
-------------------------------------------------------------------------
Commercial Banks - 0.8%
     1,350      Northern Trust Corp.                          93,488
    11,125      Sterling Bancorp                             143,234
-------------------------------------------------------------------------
                                                             236,722
-------------------------------------------------------------------------
Commercial Services - 0.3%
        39      SGS Societe Generale de
                 Surveillance Holdings S.A.**                 88,273
-------------------------------------------------------------------------
Computers - Integrated Systems - 2.0%
    26,175      Gulfstream Aerospace Corp.                   618,384
-------------------------------------------------------------------------
Containers - Paper and Plastic - 1.4%
     10,900    Sealed Air Corp.*                             423,738
-------------------------------------------------------------------------
Data Processing and Management - 2.8%
     30,000    CCC Information Services Group*                562,500
      3,725    First Data Corp.                               297,069
-------------------------------------------------------------------------
                                                              859,569
-------------------------------------------------------------------------
Diversified Financial Services - 1.6%
     26,000    National Processing, Inc.*                     494,000
-------------------------------------------------------------------------
Diversified Operations - 4.6%
     37,948    Hays PLC**                                     317,062
     89,115    Rentokil Initial PLC**                         598,121
     3,175     Unilever N.V. (ADR)**                          485,378
-------------------------------------------------------------------------
                                                            1,400,561
-------------------------------------------------------------------------
Finance - Consumer Loans - 0.6%
     3,950     Associates First Capital Corp.                 171,331

-------------------------------------------------------------------------
Finance - Investment Broker - 1.0%
     12,500    Charles Schwab Corp.                           312,500
-------------------------------------------------------------------------
Finance - Other Services - 0.7%
     10,000    Insignia Financial Group, Inc.                 216,250
                 - Class A*
-------------------------------------------------------------------------
Financial Guarantee Insurance - 1.5%
     2,325     CMAC Investment Corp.                           160,715
     4,475     MGIC Investment Corp.                           307,097
                                                               467,812
-------------------------------------------------------------------------
Food - Canned - 2.2%
     8,500     Campbell Soup Co.                               680,000
-------------------------------------------------------------------------
Food - Confectionary - 1.2%
     6,025     Wrigley (Wm.) Jr., Co.                          363,006
-------------------------------------------------------------------------
Food - Diversified - 0.6%
     2,975     Kellogg Co.                                     188,913
-------------------------------------------------------------------------
Gas - Distribution - 2.7%
     33,450    Southern Union Co.*                             832,069
-------------------------------------------------------------------------
Hotels and Motels - 0.3%
     4,025     Extended Stay America, Inc.*                     81,506
-------------------------------------------------------------------------
Human Resources - 2.1%
     16,050    Robert Half International, Inc.*                 644,006
-------------------------------------------------------------------------
Instruments - Scientific - 5.1%
     40,750    Dionex Corp.*                                  1,558,687
-------------------------------------------------------------------------
Lasers - Systems and Components - 1.8%
     44,000    Rofin-Sinar Technologies, Inc.*                  539,000
-------------------------------------------------------------------------
Life and Health Insurance - 6.9%
     8,050     AFLAC, Inc.                                      323,006
     2,400     PennCorp Financial Group, Inc.                    83,100
     7,100     Protective Life Corp.                            244,950
     7,000     UICI*                                            178,500
     20,000    UNUM Corp.                                     1,257,500
-------------------------------------------------------------------------
                                                              2,087,056
-------------------------------------------------------------------------
Machinery - Farm - 0.8%
     9,550     AGCO Corp.                                       242,331
-------------------------------------------------------------------------
Machinery - Pumps - 0.9%
     17,850    Pfeiffer Vacuum Technology A.G.                  285,600

               (ADR)*,**
-------------------------------------------------------------------------
Medical - Drugs - 3.0%
     722       Sandoz A.G. - Class R**                          833,602
     1,350     SmithKline Beecham PLC (ADR) -                    84,544
                 Class A**
-------------------------------------------------------------------------
                                                                918,146
-------------------------------------------------------------------------
Money Center Banks - 5.7%
     78,450    Barclays PLC**                                 1,229,869
     5,000     Citicorp                                         495,000
-------------------------------------------------------------------------
                                                              1,724,869
-------------------------------------------------------------------------
Multi-Line Insurance - 2.1%
     6,800     Allstate Corp.                                   381,650
     9,000     Zenith National Insurance Corp.                  245,250
-------------------------------------------------------------------------
                                                                626,900
Optical Supplies - 0.9%
     4,075     Luxottica Group S.p.A. (ADR)                     258,762
-------------------------------------------------------------------------
Property and Casualty Insurance - 2.1%
     5,000    Allmerica Property & Casualty
                 Companies, Inc.                                138,125
    10,000    IPC Holdings, Ltd.                                215,000
     6,000     Mercury General Corp.                            292,500
-------------------------------------------------------------------------
                                                                645,625
-------------------------------------------------------------------------
Publishing - Books - 0.3%
       690    Wolters Kluwer N.V.*,**                            88,513
-------------------------------------------------------------------------
Publishing - Periodicals - 0.2%
     5,000    K-III Communications Corp.*                        53,750
-------------------------------------------------------------------------
Real Estate Investment Trust - 2.3%
     34,875    Innkeepers USA Trust                             409,781
     9,000     Redwood Trust, Inc.                              297,000
-------------------------------------------------------------------------
                                                                706,781
-------------------------------------------------------------------------
Retail - Diversified - 1.0%
     13,838    Eurobike A.G.*,**                                305,424
-------------------------------------------------------------------------
Satellite Telecommunications - 1.5%
     28,525    U.S. Satellite Broadcasting                      459,966
                 Co., Inc.*
-------------------------------------------------------------------------
Savings/Loan/Thrifts - 5.9%

     30,000    Bank United Corp. - Class A*                     798,750
     39,675    Home BanCorp of Elgin, Inc.*                     495,938
     19,200    Klamath First Bancorp, Inc.                      270,000
     4,250     Ocean Financial Corp.*                           103,594
     7,000     Reliance Bancorp                                 126,000
                                                              1,794,282
-------------------------------------------------------------------------
Super-Regional Banks - 4.6%
     5,250     Wells Fargo & Co.                              1,402,406
-------------------------------------------------------------------------
Telecommunication Services - 1.0%
     6,325     Lucent Technologies, Inc.                         297,275
     80        MFS Communications Co., Inc.*                       4,010
-------------------------------------------------------------------------
                                                                 301,285
-------------------------------------------------------------------------
Telephone - Integrated - 1.1%
     6,675     Cincinnati Bell, Inc.                             329,578
-------------------------------------------------------------------------
Textile - Apparel - 1.0%
     2,206     Wolford A.G.                                      290,399
-------------------------------------------------------------------------
Total Common Stock (cost $25,820,019)                         26,775,876
-------------------------------------------------------------------------
Preferred Stock - 3.3%
-------------------------------------------------------------------------
Finance - Other Services - 2.3%
     13,208    Insignia Financial Group, Inc.*,+                 680,212
-------------------------------------------------------------------------
Telecommunication Services - 1.0%
     3,600     MFS Communications Co., Inc., 8.00%               312,300
-------------------------------------------------------------------------
Total Preferred Stock (cost $902,178)                            992,512
-------------------------------------------------------------------------
Corporate Bonds - 5.1%
-------------------------------------------------------------------------
Broadcast Media - 2.0%
 $   50,000    Heritage Media Corp., 8.75%
                 senior subordinated notes,                      142,125
                 due 2/15/06
    500,000    Young Broadcasting, Inc., 9.00%
                 senior subordinated notes,                      456,250
                 due 1/15/06
-------------------------------------------------------------------------
                                                                 598,375
-------------------------------------------------------------------------
Engineering - Research and Development Services - 2.3%
   700,000     Intertek Finance PLC, 10.25%
                  senior subordinated notes,                     700,000
                  due 11/1/06+
-------------------------------------------------------------------------

Industrial Audio and Video Products - 0.3%
   100,000     Unifrax Investment Corp.,
               10.50% senior notes, due 11/1/03                  101,750
-------------------------------------------------------------------------
Medical Labs and Testing Services - 0.5%
    150,000    Dade International, Inc.,
               11.125% senior subordinated notes,                159,375
               due 5/1/06
Total Corporate Bonds (cost $1,567,353)                        1,559,500
-------------------------------------------------------------------------
Short-Term Corporate Notes - 11.8%
               Ford Motor Credit Corp.
  1,500,000      5.55%, 11/1/96                                1,500,000
               General Electric Capital Corp.
  1,500,000      5.55%, 11/1/96                                1,500,000
               Prudential Funding Corp.
    600,000      5.50%, 11/1/96                                  600,000
-------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $3,600,000) $ 3,600,000
-------------------------------------------------------------------------
Total Investments (total cost $31,889,550) - 108.2%           32,927,888
Liabilities, net of Cash, Receivables
  and Other Assets - (8.2%)                                   (2,499,275)
-------------------------------------------------------------------------
Net Assets - 100%                                             $30,428,613
-------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
-------------------------------------------------------------------------
Austria                  0.9%                $   290,399
Germany                  1.8%                    591,024
Italy                    0.8%                    258,762
Netherlands              1.7%                    573,891
Switzerland              2.8%                    921,875
United Kingdom           7.0%                  2,315,490
United States++         85.0%                 27,976,447
Total                  100.0%                $32,927,888
-------------------------------------------------------------------------
-------------------------------------------------------------------------
++Includes Short-Term Securities (74.0% excluding Short-Term Securities)

                         Forward Currency Contracts
                          Open at October 31, 1996

Currency Sold and            Currency      Currency
Settlement Date              Units         Value in     Unrealized
                             Sold          $ U.S.       Gain/(Loss)
---------------------------- ------------- ----------- ------------

British Pound 12/4/96        520,000    $  845,468       ($33,295)
Dutch Guilder 12/4/96        119,000       70,149             (92)
German Deutschemark 2/10/97  165,000       109,431           (145)
German Deutschemark 4/23/97  230,000       153,241         (1,716)
Swiss Franc 1/8/97           550,000       436,681          6,331
                                        $1,614,970       ($28,917)
---------------------------- ------------- -----------    ---------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

     JANUS GROWTH AND INCOME FUND Portfolio Manager, Thomas F. Marsico

Performance

     Janus Growth and Income Fund returned 25.56% for our fiscal year ended October 31, 1996, outperforming the S&P 500 Index, which gained 24.10%. Both returns include reinvested dividends.

     In the 12 months ended October 31, the Fund's total return ranked 85th (top 17%) out of 516 growth and income funds tracked by Lipper Analytical Services, the large mutual fund rating company.(1)

     The Fund outperformed the Index because it was tilted toward growth throughout the year. Given the positive business and interest rate climate, a strategy of owning primarily large, fast-growing companies produced good returns. A significant portfolio restructuring, especially in technology, banking, and pharmaceuticals, also contributed to performance. A number of special situations were added as well, and increased the portfolio's diversification.

------------------------------------------------------------------------
Portfolio Profile             October 31, 1996     October 31, 1995

Equities                           94.1%              94.0%
  Foreign                           7.5%               9.2%
  Europe                            7.5%               6.3%
Number of Stocks                     62                 52
Fixed-Income Securities             2.9%               5.3%
Cash & Cash Equivalents             3.0%               0.7%
------------------------------------------------------------------------
------------------------------------------------------------------------
Top 10 Equity Holdings         October 31, 1996     October 31, 1995

Lucent Technologies, Inc.          4.5%                 --
Wells Fargo & Co.                  4.1%                1.1%
Cytec Industries, Inc.             3.3%                 --
Nike, Inc. - Class B               3.2%                 --
Cisco Systems, Inc.                3.1%                 --
PepsiCo                            3.0%                1.8%
First Data Corp.                   3.0%                 --
Monsanto Co.                       2.9%                 --
Citicorp                           2.9%                3.0%
General Electric Co.               2.8%                 --
------------------------------------------------------------------------
Total                              32.8%               5.9%
------------------------------------------------------------------------

------------------------------------------------------------------------

Top 5 Industries               October 31, 1996     October 31, 1995

Medical - Drugs                    9.3%               13.2%
Chemicals - Diversified            6.2%                0.9%
Beverages - Non-Alcoholic          6.0%                4.3%
Aerospace and Defense              5.7%                3.2%
Money Center Banks                 5.5%                5.9%
------------------------------------------------------------------------

The Year in Review

     As part of the portfolio's restructuring, a number of technology stocks were sold and positions were built in major competitors in the Internet, networking, and semiconductor markets - in companies such as Microsoft, Cisco Systems, Intel, and more recently, Lucent Technologies.

     Money center banks restructured themselves: Chase Manhattan was acquired by Chemical Banking and Wells Fargo acquired First Interstate. The Fund's banks, including Citicorp, are pursuing international opportunities and aggressively developing their higher-margin products. They also have proactive stock repurchase programs, as do many companies in the portfolio - Merrill Lynch, Pfizer, and First Data Corporation, to name only a few.

     Pharmaceuticals were reorganized around companies with excellent product pipelines. Eli Lilly and Bristol-Myers Squibb were added to the existing position in Pfizer. Amgen, Merck, Johnson & Johnson, and Roche were let go at a profit. Finally, our research effort uncovered a number of special situations, including Nike, Boeing, GE, UAL (parent of United Airlines), Monsanto, and chemical company Cytec, all with exciting prospects.

Stock Highlights

     Lucent Technologies has over 50% of the U.S. market for telecommunications equipment, and is aggressively pursuing international sales. Lucent's earnings should benefit from the deregulation of the domestic telecom industry and from major cost cutting efforts after it was spun off from AT&T.

     General Electric is reducing costs and emphasizing its high-margin businesses, namely in its financial services and aerospace divisions. Down the road, cost reduction alone could save GE a billion dollars annually. Operations at its NBC subsidiary are improving and GE has an aggressive stock repurchase program - 10% to 15% of the stock's daily volume is attributable to GE's share repurchase.

     Peco Energy is an electric utility. The stock is currently yielding just under 7% and carries a PE (price-to-earnings ratio) of less than ten. Management is extremely entrepreneurial and has found ways to profit from such disparate operations as wholesaling electric power to leasing its transmission towers as telecommunications relays.

     HFS and EDS (Electronic Data Systems) were sold at profits when they reached their price objectives. As part of the technology reorganization, Sun Microsystems, Netscape, Shiva, U.S. Robotics, and Ascend Communications were also sold at a profit. TWA and FlightSafety were sold at losses. FlightSafety, which provides aviation training, was losing personnel due to demand in the booming airline industry. Sadly, the uncertainty surrounding the tragedy at TWA may affect bookings for some time to come. Rising fuel costs and management turnover were also a concern.

Current Strategy and Outlook

     I continue to view the equity environment as very favorable. Over the past few years, the opportunities in growth stocks have been compelling, and the earnings potential of many companies is still very attractive.

     Thank you for your investment in Janus Growth and Income Fund.

------------
(1) Lipper Analytical Services defines a Growth and Income Fund as one which "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

          JANUS GROWTH AND INCOME FUND Portfolio Manager, Thomas F. Marsico

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($24,125) as compared to the S&P 500 Index ($20,881). There is a legend in the upper left quadrant of the graph which indicates Janus Growth and Income Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 25.56%, 15.03% and 17.51%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


               JANUS GROWTH AND INCOME FUND October 31, 1996

------------------------------------------------------------------------
Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------

Common Stock - 91.6%
------------------------------------------------------------------------
Aerospace and Defense - 5.7%
        300,000      Boeing Co.                    $28,612,500
        27,500       Northrop Grumman Corp.          2,220,625
        315,325      Textron, Inc.                  27,985,094
------------------------------------------------------------------------
                                                    58,818,219
------------------------------------------------------------------------

Apparel Manufacturers - 3.0%
        403,025      Gucci Group N.V.               27,808,725
         10,900      St. John Knits, Inc.              498,675
        181,900      Tag Heuer International         2,910,400
                     S.A. (ADR)*
------------------------------------------------------------------------
                                                    31,217,800
------------------------------------------------------------------------
Athletic Footwear - 4.0%
        111,100      Fila Holdings S.p.A. (ADR)      7,999,200
        569,300      Nike, Inc. - Class B           33,517,538
------------------------------------------------------------------------
                                                    41,516,738
------------------------------------------------------------------------
Beverages - Non-Alcoholic - 6.0%
        400,000      Coca-Cola Co.                  20,200,000
        246,150      Coca-Cola Enterprises, Inc.    10,492,144
      1,063,100      PepsiCo, Inc.                  31,494,337
------------------------------------------------------------------------
                                                    62,186,481
------------------------------------------------------------------------
Building and Construction - 0.1%
        122,000      M.D.C. Holdings, Inc.             899,750
------------------------------------------------------------------------
Casino Hotels - 1.6%
        754,150      Mirage Resorts, Inc.*          16,591,300
------------------------------------------------------------------------
Chemicals - Diversified - 6.2%
        950,225      Cytec Industries, Inc.*        33,970,544
        755,625      Monsanto Co.                   29,941,640
                                                    63,912,184
------------------------------------------------------------------------
Chemicals - Specialty - 1.7%
        400,575      Praxair, Inc.                  17,725,443
------------------------------------------------------------------------
Computer Services - 2.7%
        250,000      Computer Sciences Corp.*       $18,562,500
        290,600      Gartner Group, Inc. - Class      8,935,950
                     A*
                                                     27,498,450
------------------------------------------------------------------------
Computer Software - 2.1%
        148,000      Microsoft Corp.*                20,313,000
         24,225      Transaction Systems              1,005,338
------------------------------------------------------------------------
                     Architects, Inc.*
                                                     21,318,338
------------------------------------------------------------------------
Computers - Integrated Systems - 0.2%
         50,000      Parametric Technology Co.*       2,443,750
------------------------------------------------------------------------

Computers - Mainframe - 2.0%
        160,100      IBM Corp.                       20,652,900
------------------------------------------------------------------------
Computers - Micro - 1.9%
        239,475      Dell Computer Corp.*            19,487,278
------------------------------------------------------------------------
Data Processing and Management - 4.0%
        384,848      First Data Corp.                30,691,628
        296,200      First USA Paymentech, Inc.*     10,959,400
                                                     41,651,028
------------------------------------------------------------------------
Diversified Operations - 2.9%
        300,000      General Electric Co.            29,025,000
         16,400      Raychem Corp.                    1,281,250
                                                     30,306,250
------------------------------------------------------------------------
Electric - Integrated - 2.3%
        958,500      Peco Energy Co.                 24,202,125
------------------------------------------------------------------------
Electronic Components - 1.8%
        166,675      Intel Corp.                     18,313,416
------------------------------------------------------------------------
Finance - Consumer Loans - 1.2%
        270,875      Associates First Capital        11,749,203
                     Corp.
------------------------------------------------------------------------
Finance - Investment Banker and Broker - 0.3%
         42,950      Merrill Lynch & Co., Inc.        3,017,238
------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 3.9%
         197,475      Federal Home Loan Mortgage  $ 19,944,975
                      Corp.
         519,975      Federal National Mortgage     20,344,022
                      Association
------------------------------------------------------------------------
                                                    40,288,997
------------------------------------------------------------------------
Hotels and Motels - 1.4%
         485,300      Hilton Hotels Corp.           14,740,988
------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.2%
          69,600      Centocor, Inc.*               2,044,500
------------------------------------------------------------------------
Medical - Drugs - 7.7%
         213,600      Bristol-Myers Squibb Co.      22,588,200
         369,100      Eli Lilly & Co.               26,021,550
         250,000      Glaxo Wellcome PLC (ADR)       7,875,000
         282,675      Pfizer, Inc.                  23,391,356

------------------------------------------------------------------------
                                                    79,876,106
------------------------------------------------------------------------
Medical Information Systems - 0.4%
          71,050        HBO & Co.                    4,271,881
------------------------------------------------------------------------
Money Center Banks - 5.5%
         320,750        Chase Manhattan Corp.       27,504,313
         300,000        Citicorp                    29,700,000
------------------------------------------------------------------------
                                                    57,204,313
------------------------------------------------------------------------
Networking Products - 3.1%
         517,950        Cisco Systems, Inc.*        32,048,156
------------------------------------------------------------------------
Office Automation and Equipment - 1.0%
         246,275       Danka Business Systems PLC   9,758,647
                       (ADR)
------------------------------------------------------------------------
Oil - Integrated - 2.0%
         80,000        British Petroleum Co. PLC    10,290,000
                       (ADR)
         45,000        Mobil Corp.                   5,253,750
         50,000        Texaco, Inc.                  5,081,250
------------------------------------------------------------------------
                                                    20,625,000
------------------------------------------------------------------------
Printers and Related Products - 1.0%
         135,000       Electronics for Imaging,      9,720,000
                       Inc.*
------------------------------------------------------------------------
Retail - Discount - 0.8%
         320,000       Wal-Mart Stores, Inc.         8,520,000
------------------------------------------------------------------------
Retail - Major Department Stores - 0.5%
         100,000       J.C. Penney Co., Inc.         5,250,000
------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.6%
         800,000       Dime Community Bancorp,      10,900,000
                       Inc.#
         289,200       HFNC Financial Corp.         5,133,300
                                                    16,033,300
------------------------------------------------------------------------
Super-Regional Banks - 4.1%
         157,683       Wells Fargo & Co.            42,121,071
------------------------------------------------------------------------
Telecommunication Services - 4.5%
         994,250       Lucent Technologies, Inc.    46,729,750
------------------------------------------------------------------------
Transportation - Airlines - 4.2%
         275,000       Northwest Airlines Corp. -   9,109,375

                       Class A*
         720,500       Trans World Airlines, Inc.*  5,764,000
         605,625       UAL Corp.*                   28,691,484
------------------------------------------------------------------------
                                                    43,564,859
------------------------------------------------------------------------
Total Common Stock (cost $806,200,876)             946,305,459
------------------------------------------------------------------------
Corporate and Convertible Bonds - 2.9%
------------------------------------------------------------------------
Building and Construction - 1.3%
         $13,000,000   M.D.C. Holdings, Inc.,
                       11.125% notes, due 12/15/03   13,000,000
------------------------------------------------------------------------
Medical - Drugs - 1.6%
         15,000,000    Sandoz Capital, Ltd.,
                        2.00% convertible bank
                        guaranteed notes,
                        due 10/6/02+                 16,500,000
Total Corporate and
  Convertible Bonds (cost $24,629,412)               29,500,000
------------------------------------------------------------------------
Preferred Stock - 2.5%
------------------------------------------------------------------------
Apparel Manufacturers - 0.2%
     15,461         Escada A.G.**                     $    2,495,681
------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.8%
     12,216         Porsche A.G.*,**                       8,249,704
------------------------------------------------------------------------
Network Software - 0.6%
     120,000        Vanstar Financing Trust, 6.75%+        6,465,000
------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.5%
     178,000        Fidelity Federal Bank - Series         4,939,500
                    A, 12.00%
------------------------------------------------------------------------
Transportation - Airlines - 0.4%
     125,000        Trans World Airlines, Inc.*,+         3,750,000
------------------------------------------------------------------------
Total Preferred Stock (cost $25,669,760)                 25,899,885
------------------------------------------------------------------------
Short-Term Corporate Note - 2.8%
                    Prudential Funding Corp.
    $29,200,000       5.50%, 11/1/96
                      (amortized cost $29,200,000)       29,200,000
------------------------------------------------------------------------
Total Investments (total cost $885,700,048) - 99.8%   1,030,905,344
------------------------------------------------------------------------

Cash, Receivables and Other Assets, net
  of Liabilities - 0.2%                                   2,277,798
------------------------------------------------------------------------
Net Assets - 100%                                    $1,033,183,142
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
------------------------------------------------------------------------
Germany                   1.0%                   $10,745,385
Italy                     3.5%                    35,807,925
Switzerland               0.3%                    2,910,400
United Kingdom            2.7%                    27,923,647
United States++          92.5%                    953,517,987
------------------------------------------------------------------------
Total                   100.0%                   $1,030,905,344

----------------------- ------------------------- ------------
++Includes Short-Term Securities (89.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1996

------------------------------------------------------------------------
                                        Currency
Currency Sold and          Currency     Value in
Settlement Date            Units Sold   $ U.S.      Unrealized Gain/(Loss)
------------------------------------------------------------------------

German Deutschemark         10,500,000  $6,932,981  $25,544
12/4/96
German Deutschemark          3,500,000   2,312,368   22,989
12/13/96
                                        $9,245,349  $48,533
--------------------------------------------------------------
See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

          JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance

     For our fiscal year ended October 31, 1996, Janus Mercury Fund appreciated 18.18%, compared to a gain of 24.10% for the S&P 500 Index. Both returns included reinvested dividends.

     The Fund finished behind the Index because its smaller stocks could not overcome a weak market for small- and mid-capitalization issues in the latter half of the year. Smaller issues were heroes in the first half, but were pummelled by indiscriminate selling when interest rates backed up above 7%. They then staged only a moderate come-back during the large-cap rally in August through October. European growth stocks also did not keep up with their U.S. counterparts. German software developer SAP closed the year unchanged after announcing disappointing earnings.

------------------------------------------------------------------------
Portfolio Profile               October 31, 1996      October 31, 1995

Equities                           88.3%            87.4%
  Foreign                          14.6%            22.6%
  Europe                           11.9%            17.4%
Number of Stocks                   116              110
Cash & Fixed-Income Securities     11.7%            12.6%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 10 Equity Holdings       October 31, 1996 October 31, 1995

Wells Fargo & Co.                   6.4%            --
Eli Lilly & Co.                     4.4%           1.3%
MFS Communications Co., Inc.        4.3%            --
Cisco Systems, Inc.                 3.7%            --
Centocor, Inc.                      3.5%            --
Analog Devices, Inc.                3.1%           2.4%
WorldCom, Inc.                      2.6%            --
First Data Corp.                    2.4%           2.3%
Cincinnati Bell, Inc.               2.1%            --
HFS, Inc.                           2.1%           3.7%
Total                              34.6%           9.7%
------------------------------------------------------------------------

------------------------------------------------------------------------

Top 5 Industries                   October 31, 1996 October 31, 1995

Telecommunication Services         7.2%             4.7%
Super-Regional Banks               6.4%             1.9%
Medical - Drugs                    6.4%             6.5%
Networking Products                5.6%              --

Data Processing and Management     4.9%             0.4%
------------------------------------------------------------------------

The Year In Review

     This year the portfolio remained organized around several dominant ideas. One of the most pervasive was business services. As companies increasingly focus on areas where they have a competitive edge, many have contracted out, or outsourced, vital but non-core operations such as data processing and information management. Keane International, Ciber, and IBM provide companies with systems integration and servicing. First Data, First USA Payment Technology, and National Processing handle credit card and payroll transactions. Cincinnati Bell and Teletech process customer calls.

     Technology and telecommunications are also heavily represented among portfolio holdings, mostly by companies that are benefiting from the infrastructure buildout of public and private data and communications networks. PeopleSoft, SAP, Netscape, and Oracle have developed powerful off-the-shelf business applications software for these systems. Cisco Systems, Ascend Communications, U.S. Robotics, Xylan, and Lucent Technologies develop and manufacture networking equipment.

     Finally, our drug positions are focused on companies with strong product pipelines. Drug compounds are the least expensive means of treating many diseases, and in a very cost-conscious health care environment, Eli Lilly, SmithKline Beecham, Centocor, and Warner-Lambert should do well.

Stock Highlights

     Perhaps the most exciting telecommunications stock we own is WorldCom, which is acquiring MFS Communications, the largest Internet services company. Industry deregulation will increase competition and should give WorldCom a strategic advantage. After it acquires MFS, WorldCom can offer customers end-to-end fully integrated long-distance and local telephone and internetworking services over a modern global network. WorldCom's competition can offer only parts of this package. WorldCom will also be able to underprice the old monopolistic providers, where cost structures and customer pricing often have little to do with economic realities.

     PeopleSoft has developed sophisticated, off-the-shelf business applications software. These less expensive prepackaged products are rapidly replacing more expensive, customized applications. PeopleSoft is expanding internationally and rapidly broadening its product line into financial and manufacturing software.

     Analog Devices is a semiconductor manufacturer whose client base is primarily networking and telecommunications equipment providers. As such, the company is benefiting from worldwide demand for digital wireless telecommunications, such as cellular equipment and cable television. Analog's customer diversity makes it less vulnerable to pricing cycles than other semiconductor manufacturers, who sell primarily to the personal computer market.

     Cincinnati Bell has evolved two significant high-growth businesses out of its roots as a local telephone service provider. Management is very entrepreneurial. It leveraged Cincinnati Bell's customer service and data processing operations to provide billing and customer service reps to large accounts such as Microsoft and AT&T. More than 50% of the company's combined quarterly revenues are attributable to these high-growth subsidiaries. The company is also using excess capital to buy back stock.

     After outstanding gains, SAP and hotel and real estate franchisor, HFS, were trimmed, though the portfolio still retains significant positions in both stocks. Sun Microsystems was sold in its entirety, however, after it reached our price target. Office Depot was bought by Staples at a price significantly higher than our cost. Losses included Singer and Baby Superstores. Baby Superstores had a good concept, but did not manage growth effectively. Singer did not deliver on earnings estimates.

Current Outlook

     I am very encouraged by the decline in interest rates and the continued absence of higher inflation. After the period ended, rising prices drove yields below the psychologically significant 6.5% mark on the benchmark 30-year Treasury bond. So long as economic growth remains at modest, sustainable levels and the business climate is robust, stocks should continue to produce good returns.

     Thank your for your investment in Janus Mercury Fund.

          JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($20,947) as compared to the S&P 500 Index ($16,506). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year and since inception (May 3, 1993) average annual total returns as 18.18% and 23.52%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.

Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

------------------------------------------------------------------------

               JANUS MERCURY FUND October 31, 1996
------------------------------------------------------------------------

Shares or
Principal Amount                                            Market Value
------------------------------------------------------------------------

Common Stock - 87.7%
------------------------------------------------------------------------
Advertising Services - 0.6%
     248,575        Outdoor Systems, Inc.*               $11,123,731
------------------------------------------------------------------------
Apparel Manufacturers - 2.0%
     574,150        Gucci Group N.V.                      39,616,350
------------------------------------------------------------------------

Applications Software - 2.3%
     104,675        HNC Software, Inc.                     3,297,263
     390,400        PeopleSoft, Inc.*                     35,038,400
     59,225         Sapient Corp.*                         2,739,156
     84,950         Siebel Systems, Inc.*                  4,629,775
------------------------------------------------------------------------
                                                          45,704,594
------------------------------------------------------------------------
Athletic Footwear - 0.3%
     71,875         Fila Holdings S.p.A. (ADR)             5,175,000
     27,050         Nike, Inc. - Class B                   1,592,569
------------------------------------------------------------------------
                                                           6,767,569
------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.4%
     262,125        PepsiCo, Inc.                          7,765,453
------------------------------------------------------------------------
Broadcast Media - 0.5%
     338,000        Central European Media                 9,464,000
                      Enterprises, Ltd.*
------------------------------------------------------------------------
Building Products - Retail and Wholesale - 0.1%
     39,350         Fastenal Co.                           1,819,938
------------------------------------------------------------------------
Casino Hotels - 0.2%
     100,825        MGM Grand, Inc.*                       3,906,969
------------------------------------------------------------------------
Casino Services - 0.8%
     8,050          Anchor Gaming*                           402,500
     762,650        International Game Technology         16,110,981
------------------------------------------------------------------------
                                                          16,513,481
------------------------------------------------------------------------
Cellular Telecommunications - 2.1%
     156,650      CommNet Cellular, Inc.*                $ 4,347,037
     571,827        Korea Mobile
                    Telecommunications, Inc. (ADR)*        7,147,838
     344,575      Millicom International Cellular         13,696,856
                    S.A.*
     571,250      Palmer Wireless, Inc. - Class A*         8,247,422
     4,402,643    Telecom Italia Mobile S.p.A.**           9,071,515
------------------------------------------------------------------------
                                                          42,510,668
------------------------------------------------------------------------
Chemicals - Specialty - 0.4%
     183,450      Praxair, Inc.                            8,117,663
------------------------------------------------------------------------

Commercial Banks - 0.1%
     164,534      Banca Popolare di Bergamo**              2,586,417
------------------------------------------------------------------------
Commercial Services - 1.7%
     374,700      IntelliQuest Information Group,          8,243,400
                    Inc.*
     159,100      NCS HealthCare, Inc. - Class A*          4,832,662
     421,700        Pharmaceutical Product                 8,065,012
                    Development, Inc.*
     435,225      TeleTech Holdings, Inc.*                13,927,200
------------------------------------------------------------------------
                                                          35,068,274
------------------------------------------------------------------------
Computer Services - 1.2%
     5,000        ABR Information Services, Inc.*            346,250
     366,175      CIBER, Inc.*,#                          12,999,212
     365,475      Sterling Commerce, Inc.*                10,278,984
------------------------------------------------------------------------
                                                          23,624,446
------------------------------------------------------------------------
Computer Software - 1.3%
     114,200      Aspen Technologies, Inc.*                7,679,950
     33,375       Baan Co. N.V.*                           1,234,875
     67,050       Microsoft Corp.*                         9,202,613
     247,700        Systemsoft Corp.*                      6,997,525
------------------------------------------------------------------------
                                                          25,114,963
------------------------------------------------------------------------
------------------------------------------------------------------------
Computers - Integrated Systems - 1.6%
     469,250      Parametric Technology Co.*             $22,934,594
     275,300      Verifone, Inc.*                          9,256,962
------------------------------------------------------------------------
                                                          32,191,556
------------------------------------------------------------------------
------------------------------------------------------------------------
Computers - Mainframe - 0.8%
     129,500      IBM Corp.                               16,705,500
------------------------------------------------------------------------
Computers - Memory Devices - 0.4%
     669,385      Macronix International Co.,              8,534,659
                    Ltd. (ADR)*
------------------------------------------------------------------------
Computers - Micro - 0.5%
     119,500      Dell Computer Corp.*                     9,724,312
------------------------------------------------------------------------
Computers - Peripheral Equipment - 0.4%
     129,825      U.S. Robotics Corp.*                     8,162,747
------------------------------------------------------------------------

Consulting Services - 0%
     24,750       Intelligroup, Inc.*                        389,812
     6,725        Quintiles Transnational Corp.*             442,169
------------------------------------------------------------------------
                                                             831,981
------------------------------------------------------------------------
Data Processing and Management - 4.9%
     218,225      Concord EFS, Inc.*                       6,328,525
     73,300       Documentum, Inc.*                        2,730,425
     606,625      First Data Corp.                        48,378,344
     423,475      First USA Paymentech, Inc.*             15,668,575
     62,050       Indus Group, Inc.*                       1,256,513
     100,000      Industri-Matematik                         975,000
                    International Corp.*
     177,675      JDA Software Group, Inc.*                6,107,578
     339,475      Keane, Inc.*                            15,743,153
------------------------------------------------------------------------
                                                          97,188,113
------------------------------------------------------------------------
Diversified Financial Services - 0.5%
     480,975      National Processing, Inc.*               9,138,525
------------------------------------------------------------------------
Diversified Operations - 3.9%
     965,023      Kinnevik A.B. - Class B**               26,174,440
     366,980      Metra Oy - Class B**                    20,430,397
   4,690,560      Rentokil Initial PLC**                  31,482,042
------------------------------------------------------------------------
                                                          78,086,879
------------------------------------------------------------------------
Electronic Components - 3.2%
   2,401,887    Analog Devices, Inc.*                     62,449,062
      63,525       Lernout & Hauspie Speech                1,064,044
                    Products N.V.*
------------------------------------------------------------------------
                                                          63,513,106
------------------------------------------------------------------------
Electronic Measuring Instruments - 0.1%
     163,150    Itron, Inc.*                                2,712,369
------------------------------------------------------------------------
Electronic Safety Devices - 1.4%
     560,300    Pittway Corp. - Class A                    27,314,625
------------------------------------------------------------------------
Fertilizers - 1.3%
     363,335    Potash Corporation of                      25,751,368
                  Saskatchewan, Inc.
------------------------------------------------------------------------
Finance - Consumer Loans - 1.0%
     445,075    Associates First Capital Corp.             19,305,128
------------------------------------------------------------------------

Finance - Investment Broker - 0.1%
     67,050     Charles Schwab Corp.                        1,676,250
------------------------------------------------------------------------
Finance - Other Services - 0.3%
  1,718,175     Grupo Financiero Inbursa, S.A.
                    de C.V. - Class B                       5,612,129
------------------------------------------------------------------------
Food - Diversified - 0.2%
     109,691    Cultor Oy - Series l**                      5,008,446
------------------------------------------------------------------------
Hotels and Motels - 2.2%
     107,275    Extended Stay America, Inc.*                2,172,319
     560,600      HFS, Inc.*                               41,063,950
------------------------------------------------------------------------
                                                           43,236,269
------------------------------------------------------------------------
Internet Software - 0.8%
     384,375    Netscape Communications Corp.*             17,008,594
------------------------------------------------------------------------
Lasers - Systems and Components - 0.1%
      44,525    Coherent, Inc.*                             1,736,475
------------------------------------------------------------------------
Life and Health Insurance - 3.0%
     470,125    CompDent Corp.*                            16,160,547
     175,300    Sunamerica, Inc.                            6,573,750
     582,375    UNUM Corp.                                 36,616,828
------------------------------------------------------------------------
                                                           59,351,125
------------------------------------------------------------------------
Medical - Biomedical and Genetic - 3.7%
   2,357,975    Centocor, Inc.*                            69,265,516
     183,150    IDEC Pharmaceuticals Corp.*                 3,960,619
      56,400    NeXstar Pharmaceuticals, Inc.*                881,250
------------------------------------------------------------------------
                                                           74,107,385
------------------------------------------------------------------------
Medical - Drugs - 6.4%
      33,625     Bristol-Myers Squibb Co.                   3,555,844
   1,243,325     Eli Lilly & Co.                           87,654,412
     184,502     Glaxo Wellcome PLC**                       2,887,955
     190,500     Glaxo Wellcome PLC (ADR)**                 6,000,750
     590,330     SmithKline Beecham PLC - Class A**         7,280,787

     331,100     SmithKline Beecham PLC (ADR) -            20,735,137
                   Class A**
------------------------------------------------------------------------
                                                          128,114,885
------------------------------------------------------------------------

Medical Information Systems - 1.6%
     548,875     HBO & Co.                                 33,001,109
------------------------------------------------------------------------
Medical Instruments - 0.3%
     52,800      Heartport, Inc.*                           1,392,600
     121,425     U.S. Surgical Corp.                        5,084,672
------------------------------------------------------------------------
                                                            6,477,272
------------------------------------------------------------------------
Medical Products - 1.2%
     121,800     Fresenius Medical Care (ADR)*              3,623,550
     525,125     Target Therapeutics, Inc.*                19,429,625
------------------------------------------------------------------------
                                                           23,053,175
------------------------------------------------------------------------
Money Center Banks - 1.0%
     237,150     Bank of New York Co., Inc.                 7,855,594
     724,306     Barclays PLC**                            11,355,024
------------------------------------------------------------------------
                                                           19,210,618
------------------------------------------------------------------------
Network Software - 0.1%
     66,825      Black Box Corp.*                           2,255,344
------------------------------------------------------------------------
Networking Products - 5.6%
     1,195,900   Cisco Systems, Inc.*                      73,996,312
     956,700     Xylan Corp.*                              38,268,000
------------------------------------------------------------------------
                                                          112,264,312
------------------------------------------------------------------------
Office Automation and Equipment - 0.9%
     403,000     Danka Business Systems PLC (ADR)          15,968,875
     689,751     Indigo N.V.*                               3,190,098
------------------------------------------------------------------------
                                                           19,158,973
------------------------------------------------------------------------
Office Supplies - 1.2%
     538,025     Alco Standard Corp.                       24,950,909
------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.1%
     510,425     Triton Energy, Ltd.*                      22,777,716
------------------------------------------------------------------------
Pharmacy Services - 1.0%
     737,100     Omnicare, Inc.                            20,085,975
------------------------------------------------------------------------
Respiratory Products - 0.1%
     170,725     Respironics, Inc.*                         2,560,875
------------------------------------------------------------------------

Retail - Apparel and Shoe - 0.7%
     244,000     Abercrombie & Fitch Co. -                  5,368,000
                   Class A*
     99,775      Nordstrom, Inc.                             3,598,136
    118,425      The Finish Line, Inc. - Class A*            5,033,063
------------------------------------------------------------------------
                                                            13,999,199
------------------------------------------------------------------------
Retail - Restaurants - 0.1%
     51,575      Papa John's International, Inc.*            2,565,856
------------------------------------------------------------------------
Satellite Telecommunications - 0.2%
    264,200      U.S. Satellite Broadcasting Co., Inc.*      4,260,225

------------------------------------------------------------------------
Security Services - 0.4%
    305,720      Securitas A.B. - Class B**                  7,897,221
------------------------------------------------------------------------
Super-Regional Banks - 6.4%
    481,941      Wells Fargo & Co.                         128,738,490
------------------------------------------------------------------------
Telecommunication Equipment - 0.6%
    172,625      Ascend Communications, Inc.                11,285,359
------------------------------------------------------------------------
Telecommunication Services - 7.2%
    237,675      Cascade Communications Corp.*              17,261,147
    204,750      CPT Telefonica del Peru S.A.                4,222,969
                   (ADR)
    247,600      Lucent Technologies, Inc.                  11,637,200
  1,710,674      MFS Communications Co., Inc.*              85,747,534
  1,185,660      NetCom Systems A.B. - Class B*,**          14,953,394

    132,075      Telecomunicacoes Brasileiras                9,839,587
                   S.A. (ADR)
------------------------------------------------------------------------
                                                           143,661,831
------------------------------------------------------------------------
Telephone - Integrated - 2.1%
    856,575      Cincinnati Bell, Inc.                      42,293,391
------------------------------------------------------------------------
Telephone - Long Distance - 2.6%
  2,138,600      WorldCom, Inc.*                             52,128,375
------------------------------------------------------------------------

Tools - Hand Held - 0.5%
    247,600      Black & Decker Corp.                         9,254,050
------------------------------------------------------------------------
Transportation - Railroads - 0.7%
    410,925      Wisconsin Central                           14,793,300
                   Transportation Corp.*
------------------------------------------------------------------------
Travel Services - 0.2%
    111,675      Sabre Group Holdings, Inc.*                  3,406,088
------------------------------------------------------------------------
Wireless Telecommunications - 1.1%
    105,250      Lightbridge, Inc.*                           1,013,031
  1,229,125      Paging Network, Inc.*                       21,048,766
------------------------------------------------------------------------
                                                             22,061,797
------------------------------------------------------------------------
Total Common Stock (cost $1,587,418,493)                  1,756,858,402
------------------------------------------------------------------------
Preferred Stock - 0.6%
------------------------------------------------------------------------
Computer Software - 0.4%
     63,369      SAP A.G.**                                   8,508,764
------------------------------------------------------------------------
Telecommunication Services - 0.2%
     66,825      Nokia Corp. (ADR) - Class A                  3,099,009
------------------------------------------------------------------------
Total Preferred Stock (cost $11,462,495)                     11,607,773
------------------------------------------------------------------------
Money Market - 4.2%
$85,000,000      Janus Money Market Fund, 5.61%
                   (cost $85,000,000)                         85,000,000
------------------------------------------------------------------------
Repurchase Agreement - 0.3%
   5,000,000     State Street Bank & Trust Co., 4.75%,
                   dated 10/31/96, maturing 11/1/96,
                   to be repurchased at $5,000,659,
                   collateralized by $5,045,000 in U.S.
                   Treasury Notes 6.125%, due 3/31/98,
                   value $5,102,846 (cost $5,000,000)          5,000,000
------------------------------------------------------------------------

Short-Term Corporate Notes - 6.6%
                 AVCO Financial Service
 25,000,000        5.30%, 11/12/96                            24,959,514
                 Coca-Cola Co.
 25,000,000        5.29%, 11/4/96                             24,988,979
                 Ford Motor Credit Corp.
 20,350,000        5.31%, 4/10/97                             19,860,175
                 General Electric Capital Corp.
 63,000,000        5.55%, 11/1/96                             63,000,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $132,818,233)                              132,808,668
------------------------------------------------------------------------
------------------------------------------------------------------------
U.S. Government Agency - 1.3%
                Federal Home Loan Mortgage Corp.
$25,000,000       5.25%, 11/6/96
                  (amortized cost $24,981,771)                24,981,771
------------------------------------------------------------------------
Total Investments
  (total cost $1,846,680,992) - 100.7%                     2,016,256,614
------------------------------------------------------------------------
Liabilities, net of Cash,
  Receivables and Other Assets - (0.7%)                     (13,906,471)
------------------------------------------------------------------------
Net Assets - 100%                                         $2,002,350,143
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country        % of Investment              Market Value
                  Securities
------------------------------------------------------------------------
Brazil              0.5%                  $    9,839,587
Canada              1.3%                      25,751,368
Finland             1.4%                      28,537,852
Germany             0.4%                       8,508,764
Italy               2.8%                      56,449,282
Korea               0.4%                       7,147,838
Mexico              0.3%                       5,612,129
Netherlands         0.2%                       4,424,973
Peru                0.2%                       4,222,969
Sweden              2.4%                      49,025,055
United Kingdom      4.7%                      95,710,570
United States++    85.4%                   1,721,026,227
------------------------------------------------------------------------

Total             100.0%                  $2,016,256,614

------------------------------------------------------------------------
++Includes Short-Term Securities (73.1% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1996

Currency Sold and           Currency     Currency       Unrealized
Settlement Date            Units Sold  Value in $ U.S.  Gain/(Loss)
------------------------------------------------------------------------
British Pound 12/4/96        7,048,000   $11,459,343    ($603,170)
British Pound 1/16/97        8,500,000    13,807,400     (547,400)
Finnish Markka 12/11/96     11,057,000     2,439,493      (50,339)
Finnish Markka 1/27/97      28,892,000     6,395,431       37,879
Finnish Markka 4/22/97       6,000,000     1,335,143      (18,199)
German Deutschemark 12/4/96  4,013,000     2,649,720        6,138
German Deutschemark 2/12/97  6,630,000     4,397,718      127,879
Italian Lira 2/10/97    13,000,000,000     8,513,443      (52,105)
Swedish Krona 11/25/96      50,972,000     7,748,742     (216,583)
Swedish Krona 12/11/96      13,665,000     2,078,074      (34,495)
Swedish Krona 1/17/97      207,000,000    31,507,329     (110,393)
------------------------------------------------------------------------
                                         $92,331,836  ($1,460,788)
------------------------------------------------------------------------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

     JANUS OLYMPUS FUND Portfolio Manager, Scott W. Schoelzel

Performance

     I would like to preface my remarks by again thanking all of the Fund's investors for their continued confidence and support.

     Janus Olympus Fund opened on December 29, 1995. For the ten months ended October 31, 1996, the Fund gained 23.83%, versus a gain of 16.63% for the S&P 500 Index. All returns include reinvested dividends.

     The Fund outperformed the Index because we got off to a fast start and then were reasonably successful at preserving our capital when the market became more difficult during the summer months. The uncertainties surrounding the interest rate environment, GDP growth, and the Congressional elections were particularly unnerving and caused some severe corrections in the higher-growth sectors of the market.

------------------------------------------------------------------------
------------------------------------------------------------------------
Portfolio Profile                           October 31, 1996
Equities                                          85.0%
  Foreign                                          2.6%
Number of Stocks                                   51
Cash & Fixed-Income Securities                    13.7%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 10 Equity Holdings                      October 31, 1996
IBM Corp.                                          8.1%
Nike, Inc. - Class B                               6.8%
Cascade Communications Corp.                       6.5%
HBO & Co.                                          4.2%
Lucent Technologies, Inc.                          3.9%
Citicorp                                           3.4%
Cisco Systems, Inc.                                3.3%
Tellabs, Inc.                                      3.3%
Microsoft Corp.                                    3.2%
HFS, Inc.                                          3.0%
------------------------------------------------------------------------
Total                                             45.7%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Industries                            October 31, 1996
Telecommunications Services                       10.4%
Telecommunications Equipment                       8.2%
Computers - Mainframe                              8.1%
Applications Software                              8.0%
Athletic Footwear                                  6.8%
------------------------------------------------------------------------

Portfolio Strategy

     While I am very pleased by our good start this year, I would continue to encourage you, as I did in my first shareholder letter, to view your investment in Janus Olympus Fund with at least a three- to five-year horizon. Although I take short-term performance very seriously, ultimately my view is long-term, because in my experience the best returns lie in finding companies with truly superior management teams, and with new products and services, that will lead to new revenue streams and accelerating earnings. These are the precursors to a successful investment.

     Therefore, I continue to look for companies that will benefit from long-term economic, demographic, and social trends that are emerging both here in the U.S. and overseas. These in turn lead to industries with some very dynamic growth characteristics. The rate of change in the areas of health care, telecommunications, pharmaceuticals, financial services, technology, and retailing continues to accelerate at a stunning pace. Of course, companies that are in a phase of rapid growth and thus sport higher price-to-earnings multiples (PEs) are more vulnerable to short-term declines than more mature companies. But, I believe our fundamental, "bottom-up," approach to research will enable us to sift through the vagaries of the broad market and find the investments that will provide superior returns for our shareholders.

Stock Highlights

     The infrastructure of business is rapidly changing due to networking and the Internet phenomenon. Microsoft is clearly one of the dominant franchises in all technology. The company has refocused its business on networking software and the Internet, and just released a new version of its office suite of applications. Its new NT operating system and Windows 95 products have set the standard for many networking and operating system software applications. Networking hardware standards continue to be dominated by equipment manufacturers such as Cisco Systems, Ascend Communications, and Cascade Communications. A new entrant is Lucent Technologies, which was recently spun off by AT&T.

     Nike is fast becoming the dominant designer and manufacturer of athletic footwear and apparel globally. The company has proven itself to be very adept at hiring the right professional athletes as spokespersons, and is now invading the soccer market in Europe and South America with both footwear and apparel. The company has also introduced specialized athletic clothing designed to handle the conditions encountered in individual sports, from running to biking to skiing. Nike's chairman has said the global opportunities for his company are now as great as they were in the 1980s, when Nike's growth was explosive.

     I took profits in Oakley, a designer of premium sunglasses, when Nike entered the market. Software developers PeopleSoft, Red Brick Systems, and Shiva Corp. were sold when they reached their price targets. Sun Microsystems and Intuit were let go at a loss after their earnings slowed. I also took a loss in Informix because its next-generation database was not as far along as I originally estimated.

Strategy Going Forward

     Janus Olympus Fund's investment strategy of finding high-growth companies participating in strong secular business trends should continue to generate competitive long-term returns. The current business climate is very encouraging. Companies are investing for the future and focusing on cost savings, productivity, and share-holder value. As long as economic growth remains moderate and inflation is low, financial markets should perform well.

     Once again, thank you for your investment in Janus Olympus Fund.

          JANUS OLYMPUS FUND Portfolio Manager, Scott W. Schoelzel

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($12,383) as compared to the S&P 500 Index ($11,663). There is a legend in the upper left quadrant of the graph which indicates Janus Olympus Fund's total return since inception (December 29, 1995) as 23.83%.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                           JANUS OLYMPUS FUND

------------------------------------------------------------------------
Shares or Principal Amount
     October 31, 1996                             Market Value
------------------------------------------------------------------------
Common Stock - 85.0%
------------------------------------------------------------------------
Apparel Manufacturers - 1.9%
        95,675   Gucci Group N.V.                $ 6,601,575
        36,825   St. John Knits, Inc.              1,684,744
------------------------------------------------------------------------
                                                   8,286,319
------------------------------------------------------------------------

Applications Software - 8.0%
       114,300   Applix, Inc.*                     2,771,775
       146,000   Citrix Systems, Inc.*             8,066,500
       179,100   Clarify, Inc.*                    8,641,575
       117,700   HNC Software, Inc.*               3,707,550
        75,000   Siebel Systems, Inc.*             4,087,500
       150,000   Viasoft, Inc.*                    7,387,500
------------------------------------------------------------------------
                                                  34,662,400
------------------------------------------------------------------------
Athletic Footwear - 6.8%
       501,850   Nike, Inc. - Class B             29,546,419
------------------------------------------------------------------------
Casino Services - 0.2%
        53,250   Sodak Gaming, Inc.*                 965,156
------------------------------------------------------------------------
Computer Services - 0.3%
        29,725   Technology Solutions Co.*         1,155,559
------------------------------------------------------------------------
Computer Software - 4.9%
        65,000   Aurum Software, Inc.*             2,063,750
       553,000   JBA Holdings PLC**                4,633,899
        21,000   McAfee Associates, Inc.*            955,500
       100,300   Microsoft Corp.*                 13,766,175
------------------------------------------------------------------------
                                                  21,419,324
------------------------------------------------------------------------
Computers - Mainframe - 8.1%
       270,000   IBM Corp.                        34,830,000
------------------------------------------------------------------------
Computers - Micro - 1.4%
        75,000   Dell Computer Corp.*              6,103,125
------------------------------------------------------------------------
Computers - Peripheral Equipment - 1.5%
       100,000   U.S. Robotics Corp.*              6,287,500
------------------------------------------------------------------------
Consulting Services - 1.3%
        87,800   Quintiles Transnational Corp.*    5,772,850
------------------------------------------------------------------------
Data Processing and Management - 2.0%
        55,000   Documentum, Inc.*                 2,048,750
       150,000   i2 Technologies, Inc.*            5,700,000
        25,000   Pegasystems, Inc.*                  753,125
------------------------------------------------------------------------
                                                   8,501,875
------------------------------------------------------------------------
Health Care Services - 0.9%
       102,700   Pediatrix Medical Group, Inc.*    4,043,813
------------------------------------------------------------------------

Hotels and Motels - 3.0%
       177,775   HFS, Inc.*                       13,022,019
------------------------------------------------------------------------
Internet Software - 1.6%
        99,300   Edify Corp.*                      1,383,994
       126,275   Netscape Communications Corp.*    5,587,669
------------------------------------------------------------------------
                                                   6,971,663
------------------------------------------------------------------------
Medical - Biomedical and Genetic - 2.7%
       130,000   Biogen, Inc.*                     9,685,000
        50,000   Incyte Pharmaceuticals, Inc.*     2,025,000
------------------------------------------------------------------------
                                                  11,710,000
------------------------------------------------------------------------
Medical - Drugs - 2.7%
        72,000   Eli Lilly & Co.                   5,076,000
       130,450   Medicis Pharmaceutical Corp. -
                   Class A*                        6,555,112
------------------------------------------------------------------------
                                                  11,631,112
------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.5%
        25,000   Cardinal Health, Inc.             1,962,500
------------------------------------------------------------------------
Medical Information Systems - 4.2%
       301,200   HBO & Co.                        18,109,650
------------------------------------------------------------------------
Money Center Banks - 3.4%
       150,700   Citicorp                         14,919,300
------------------------------------------------------------------------
Networking Products - 5.3%
       230,000   Cisco Systems, Inc.*             14,231,250
       100,000   International Network Services*   3,575,000
        25,000   VideoServer, Inc.*                1,184,375
        96,850   Xylan Corp.*                      3,874,000
------------------------------------------------------------------------
                                                  22,864,625
------------------------------------------------------------------------
Pharmaceuticals - Research and Development - 0.9%
       171,775   Applied Analytical
                 Industries, Inc.*                 3,736,106
------------------------------------------------------------------------
Printers and Related Products - 0.7%
        45,000   Electronics for Imaging, Inc.*    3,240,000
------------------------------------------------------------------------

Retail - Apparel and Shoe - 1.5%
       164,300   Abercrombie & Fitch Co. - Class A*3,614,600
        67,250   The Finish Line, Inc. - Class A*  2,858,125
------------------------------------------------------------------------
                                                   6,472,725
------------------------------------------------------------------------
Retail - Coffee - 0.6%
        75,000   Starbucks Corp.*                  2,437,500
------------------------------------------------------------------------
Retail - Jewelry - 0.9%
       100,000   Tiffany & Co.                     3,700,000
------------------------------------------------------------------------
Telecommunication Equipment - 8.2%
        30,000   Advanced Fibre Communications*    1,713,750
       144,500   Ascend Communications, Inc.*      9,446,687
        35,000   PairGain Technologies, Inc.*      2,410,625
       155,000   Premisys Communications, Inc.*    7,750,000
       165,600   Tellabs, Inc.*                   14,096,700
------------------------------------------------------------------------
                                                  35,417,762
------------------------------------------------------------------------
Telecommunication Services - 10.4%
       389,800   Cascade Communications Corp.*    28,309,225
       352,875   Lucent Technologies, Inc.        16,585,125
------------------------------------------------------------------------
                                                  44,894,350
------------------------------------------------------------------------
Transportation - Airlines - 1.1%
        97,250   UAL Corp.*                        4,607,219
------------------------------------------------------------------------
Total Common Stock (cost $332,473,257)           367,270,871
------------------------------------------------------------------------
Short-Term Corporate Notes - 11.1%
                 Avco Financial Services
   $15,000,000     5.30%, 11/6/96                 14,988,958
                 Coca-Cola Co.
    10,000,000     5.27%, 11/19/96                 9,973,650
                 Ford Motor Credit Corp.
    21,200,000     5.55%, 11/1/96                 21,200,000
                 Prudential Funding Corp.
     2,000,000     5.50%, 11/1/96                  2,000,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (total amortized cost $48,162,608)              48,162,608
------------------------------------------------------------------------

U.S. Government Agency - 2.3%
                 Federal National Mortgage Association
    10,000,000     5.23%, 11/27/96
                   (amortized cost $9,962,228)     9,962,228
------------------------------------------------------------------------
Total Investments
  (total cost $390,598,093) - 98.4%              425,395,707
------------------------------------------------------------------------
Cash, Receivables and Other Assets,
  net of Liabilities - 1.6%                        6,978,814
------------------------------------------------------------------------
Net Assets - 100%                               $432,374,521
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities     Market Value
------------------------------------------------------------------------
Italy                   1.5%                       $  6,601,575
United Kingdom          1.1%                          4,633,899
United States++         97.4%                       414,160,233
------------------------------------------------------------------------
Total                   100.0%                     $425,395,707
----------------------- -------------------------- ------------------------

------------------------------------------------------------------------
++Includes Short-Term Securities (83.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1996

Currency Sold and      Currency       Currency Value    Unrealized Gain/(Loss)
Settlement Date        Units Sold     in $ U.S.
---------------------- -------------- ----------------- -------------------
British Pound
11/19/96               2,500,000      $4,066,000        ($297,625)
---------------------------------------------------------------------------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

              JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance

     Janus Overseas Fund appreciated 30.19% during our fiscal year ended October 31, 1996, versus a gain of 10.47% for the Morgan Stanley International EAFE Index (EAFE stands for Europe, Australasia, and the Far East). Both returns include reinvested net dividends.(1)

     For the 12 months ending October 31, Janus Overseas Fund ranked number 1 out of 324 international funds tracked by Lipper Analytical Services, a large mutual fund rating company.(2)

     The Fund outperformed the EAFE Index by such a wide margin because our research turned up some excellent individual opportunities, many of which were off the beaten track. Underfollowed stocks often present the greatest opportunities because the future potential of their earnings is not yet reflected in the price. When the stock is "discovered" by other investors, gains can come quickly. We were not the first to get there on every exceptional performer this year, but we got there early on many of them.

------------------------------------------------------------------------
Portfolio Profile         October 31, 1996  October 31, 1995
Equities                        73.6%             83.0%
  Foreign                       72.4%             78.9%
Number of Stocks                 190               113
Cash & Fixed-Income Securities  27.6%             21.1%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 10 Equity Holdings    October 31, 1996  October 31, 1995
Rentokil Initial PLC             3.7%              --
Hays PLC                         2.3%              --
Fresenius Medical Care (ADR)     1.9%              --
Lagardere Groupe                 1.8%              --
Ciba-Geigy Corp. A.G.            1.6%             2.1%
Assa-Abloy A.B. - Class B        1.4%             0.7%
Huhtamaki Group - Series I       1.4%             1.1%
London Clubs International PLC   1.3%              --
Securitas A.B. - Class B         1.3%             2.1%
Adidas A.G.                      1.2%              --
------------------------------------------------------------------------
Total                           17.9%             6.0%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Industries          October 31, 1996  October 31, 1995
Diversified Operations          9.9%              4.5%
Computer Services               5.6%              3.6%
Medical - Drugs                 5.3%              9.1%
Money Center Banks              3.3%              0.3%
Computer Software               3.3%              6.3%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Countries           October 31, 1996  October 31, 1995
United Kingdom                  15.0%             4.2%
Sweden                          7.2%              14.3%
Germany                         7.2%              9.1%
Switzerland                     4.6%              6.9%
Netherlands                     4.4%              4.7%
------------------------------------------------------------------------

The Year in Review

     The portfolio remained highly diversified and eclectic throughout the year. But there were niche ideas that helped performance. One such idea was outsourcing. Axime, Hays, Capita Corp., Addeco, and Randstad are contract suppliers of white-collar management services, from financial accounting to information technology. Business software was another niche area. Companies around the world are striving to become more productive via computerization. Misys, Mercantile Data, and WM Data develop and market software applications for this broad market. High-end retailers form a third, smaller grouping. Wolford, Harvey Nichols, and Gucci are benefiting from a burgeoning consumer demand for luxury goods.

Stock Highlights

     A new management team at German-based Adidas has revamped the company's product line to emphasize technical performance athletic footwear. Adidas has already claimed significant market share from the decline of Reebok. Adidas holds a strong position in soccer clothing and footwear in Europe and Latin America, and is beginning to make inroads into the women's athletic apparel market as well.

     Tomra is a Norwegian supplier of machines that collect aluminum containers for recycling. Stationed primarily in supermarkets, Tomra's machines provide consumers with instant cash returns for their recyclable cans and are a much cheaper alternative to curbside collection. Tomra has little competition in Europe, where 50% to 60% of aluminum is currently recycled. Norway boasts a 90%-plus aluminum can return rate. The company also sees opportunities in Latin America and Asia.

     Frontec is a Swedish producer of products for electronic commerce. Frontec's products link companies via the Internet and allow them to purchase goods, place orders, make payments and bill customers electronically. Frontec has been very successful in Scandinavia and Europe and is now launching its products in the U.S.

     London Clubs is a casino operator that is benefiting from the gradual deregulation of U.K. gaming regulations. The company has excellent management, which intends to leverage its experience serving foreign customers in London into selected international markets.

     We took profits in outsourcer Addeco, a Swiss temporary personnel provider, and reduced SGL Carbon, a German producer of graphite electrodes, and Randstad, the Dutch commercial services provider, when all reached their valuation targets. Italian magazine publisher, Aldo Mondadori, and Indonesian shrimp farmer, Sekar Bumi, were sold at a loss when both took longer than expected to execute new projects. Indonesian Satellite was also sold due to increased competition and start-up losses from several of its subsidiaries.

Current Outlook and Strategy

     The rapid growth of foreign economies continues to produce excellent individual investment opportunities. Deregulation and privatization are part of a positive trend toward increased economic freedom and diversification overseas. Many foreign companies are also becoming increasingly shareholder-friendly. These trends should keep the wind at our back as we enter 1997, and I expect our research effort will continue to uncover a broad range of attractive individual ideas.

     Thank you for your continued investment in Janus Overseas Fund.

------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) An International Fund is defined by Lipper as one which "invests its assets in securities whose primary trading markets are outside the United States." This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance is not predictive of future results.

          JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the MSCI EAFE Net Index. Janus Overseas Fund is represented by a solid green line. The MSCI EAFE Net Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($15,076) as compared to the S&P 500 Index ($11,478). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year and since inception (May 2, 1994) average annual total returns as 30.19% and 17.85%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


               JANUS OVERSEAS FUND October 31, 1996

------------------------------------------------------------------------
Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------
Common Stock - 71.6%
------------------------------------------------------------------------
Advertising Services - 0.3%
       681,962   WPP Group PLC**                  $2,529,934
------------------------------------------------------------------------
Aerospace and Defense - 0.2%
       196,000   Mitsubishi Heavy
                   Industries, Ltd.**              1,504,914
------------------------------------------------------------------------
Apparel Manufacturers - 0.8%
        94,360   Gucci Group N.V.                  6,510,840
------------------------------------------------------------------------
Appliances - Household - 0%
        11,493   Moulinex S.A.**                     219,884
------------------------------------------------------------------------

Audio and Video Products - 0.2%
        21,500   Sony Corp.**                      1,288,566
------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.9%
       140,000   Honda Motor Co.**                 3,341,523
        58,117   Mahindra & Mahindra (GDR)           581,170
        70,525   Tata Engineering & Locomotive
                   Co., Ltd.                         872,747
       166,464   Tata Engineering & Locomotive Co.,
                   Ltd.(GDR)+                      2,059,992
        21,000   Yamaha Motor Co., Ltd.**            187,961
------------------------------------------------------------------------
                                                   7,043,393
------------------------------------------------------------------------
Automotive - Medium and Heavy Duty Trucks - 0.1%
       202,000   Isuzu Motors, Ltd.**                997,947
------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.2%
       415,000   LucasVarity PLC*,**               1,681,364
------------------------------------------------------------------------
Brewery - 0.1%
        92,300   Quilmes Industrial S.A. (ADR)       969,150
------------------------------------------------------------------------
Broadcast Media - 0.3%
        95,550   CanWest Global Communications
                   Corp.                           1,015,219
        32,790   Central European Media
                   Enterprises, Ltd.*                918,120
------------------------------------------------------------------------
                                                   1,933,339
------------------------------------------------------------------------
Broadcast Services and Programming - 0.5%
       139,425   Grupo Televisa S.A.
                   de C.V. (GDR)*                 $3,659,906
------------------------------------------------------------------------
Building - Construction Products - 0.7%
       126,932   Cimpor-Cimentos de Portugal S.A.  2,661,064
       495,600   Fortune Cement Corp.*               254,977
     8,607,000   HI Cement Corp.*,+                2,656,886
------------------------------------------------------------------------
                                                   5,572,927
------------------------------------------------------------------------
Building - Heavy Construction - 0%
        30,200   New World Infrastructure, Ltd.*,+    75,189
------------------------------------------------------------------------
Casino Hotels - 0.4%
     1,492,283   Crown, Ltd.*                      3,235,511
------------------------------------------------------------------------

Casino Services - 2.1%
     1,976,447   Aristocrat Leisure, Ltd.+         5,864,859
     1,888,327   London Clubs International PLC**  9,647,640
------------------------------------------------------------------------
                                                  15,512,499
------------------------------------------------------------------------
Cellular Telecommunications - 1.2%
       260,611   Korea Mobile Telecommunications,
                   Inc. (GDR)*                     3,257,638
       106,000   Millicom International
                   Cellular S.A.*                  4,213,500
       877,609   Telecom Italia Mobile S.p.A.      1,808,287
------------------------------------------------------------------------
                                                   9,279,425
------------------------------------------------------------------------
Chemicals - Diversified - 0.6%
       125,970   Hoechst A.G.**                    4,726,572
------------------------------------------------------------------------
Chemicals - Specialty - 0.4%
        20,734   SGL Carbon A.G.**,+               2,329,126
       171,611   Victrex PLC**                       829,308
------------------------------------------------------------------------
                                                   3,158,434
------------------------------------------------------------------------
------------------------------------------------------------------------
Commercial Banks - 0.5%
       487,475   Banca Popolare di Milano          2,406,067
         5,068   Kookmin Bank (ADR)                  105,795
        55,945   Nordbanken A.B.**                 1,470,649
        10,029   Sparbanken Sverige A.B. - Class A** 158,487
        11,000   Sumitomo Trust & Banking Co., Ltd.**121,622
------------------------------------------------------------------------
                                                   4,262,620
------------------------------------------------------------------------
Commercial Services - 0.6%
        85,988   BTG PLC**                         3,287,910
         7,967   Sophus Berendsen A/S - Class B      981,474
------------------------------------------------------------------------
                                                   4,269,384
------------------------------------------------------------------------
Communications Software - 0.6%
        64,348   TT Tieto Oy - Class B**           4,300,250
------------------------------------------------------------------------

Computer Services - 5.5%
        29,401   Axime S.A.*,**                    3,139,673
         2,869   Cap Gemini Sogeti S.A.*,**          139,465
       941,633   Capita Group PLC**                6,358,344
       342,473   CMG PLC                           4,209,908
        81,784   Enator A.B.*,**                   1,814,357
       509,888   Frontec A.B. - Class B*,**        7,282,897
       275,804   Getronics N.V.                    6,764,514
       423,530   Misys PLC**                       6,253,815
         8,519   Sligos S.A.**                       931,347
        77,204   WM-Data A.B. - Class B**          5,513,650
------------------------------------------------------------------------
                                                  42,407,970
------------------------------------------------------------------------
Computer Software - 2.7%
        52,133   Ark A.S.A.                        1,254,744
       417,142   JBA Holdings PLC**                3,495,469
       401,662   Merkantildata A/S                 6,151,891
           276   NTT Data Communications
                   Systems Corp.**                 8,161,811
       139,380   SEMA Group PLC**                  2,020,656
------------------------------------------------------------------------
                                                  21,084,571
------------------------------------------------------------------------
Computers - Integrated Systems - 0.2%
        34,050   Dassault Systemes S.A. (ADR)*     1,476,919
------------------------------------------------------------------------
Cosmetics and Toiletries - 0.3%
         3,467   Wella A.G.**                      1,959,867
------------------------------------------------------------------------
Diamonds and Precious Stones - 0.2%
        51,141   De Beers Centenary A.G.**         1,508,954
------------------------------------------------------------------------

Diversified Operations - 9.9%
        99,000   Amer-Yhtymae Oy - Class A**       2,232,919
        27,135   Barco N.V.*                       4,453,484
       173,925   C.G. Smith, Ltd.**                  837,389
       342,000   First Pacific Co.                   471,080
        59,743   Grupo Carso S.A. de C.V.
                   - Series Al                       273,947
     2,098,887   Hays PLC**                       17,536,534
       238,235   Huhtamaki Group - Series l**     10,337,758
       177,987   Kinnevik A.B. - Class B**         4,827,564
        38,500   Metra Oy - Class B**              2,143,360
     4,254,583   Rentokil Initial PLC             28,555,857
        88,539   South African Breweries Ltd.**,+  2,301,184
         4,849   Sulzer A.G.**                     2,749,551
------------------------------------------------------------------------
                                                  76,720,627
------------------------------------------------------------------------
Drug Delivery Systems - 0.5%
       138,525   Elan Corp. PLC*                   3,844,069
------------------------------------------------------------------------
Electric - Integrated - 0.5%
        42,600   Centrais Electricas de Santa
                   Catarina S.A.+                  3,589,050
------------------------------------------------------------------------
------------------------------------------------------------------------
Electronic Components - 1.2%
        63,850   Lernout & Hauspie Speech Products N.V.*$ 1,069,488
        69,750   Philips Electronics N.V.          2,453,270
       139,350   Philips Electronics N.V. (ADR)    4,912,088
         3,000   Rohm Co.**                          177,694
        25,100   SAES Getters S.p.A.*                288,650
------------------------------------------------------------------------
                                                   8,901,190
------------------------------------------------------------------------
Electronic Measuring Instruments - 0.1%
        96,550   Elbit Vision Systems, Ltd.*         579,300
------------------------------------------------------------------------
Equipment Rental - 0.3%
       414,673   Thorn PLC*,**                     2,327,765
------------------------------------------------------------------------
Film Processing - 0.5%
         1,003   Fotolabo S.A.**                     390,759
        24,671   Grand Optical Photoservice**      3,578,579
------------------------------------------------------------------------
                                                   3,969,338
------------------------------------------------------------------------

Finance - Other Services - 0%
         2,084   Grupo Financiero Inbursa, S.A. de C.V. -
                   Class B                             6,807
------------------------------------------------------------------------
Food - Baking - 1.0%
        55,432   Nutricia Verenidge Bedrijven N.V. 7,759,567
------------------------------------------------------------------------
Food - Catering - 0.2%
       115,000   Compass Group PLC**               1,139,539
---------
Food - Dairy Products - 0.6%
     3,144,620   Parmalat Finanziaria S.p.A.       4,492,906
------------------------------------------------------------------------
Food - Diversified - 0.3%
        35,526   Raision Tehtaat**                 2,188,861
------------------------------------------------------------------------
Food - Retail - 0.5%
        23,000   Ito-Yokado Co., Ltd.**            1,146,367
        17,000   Pao De Acucar S.A.+                 331,500
        88,750   Santa Isabel S.A.                 2,496,094
------------------------------------------------------------------------
                                                   3,973,961
------------------------------------------------------------------------
Footwear and Related Apparel - 1.2%
       105,191   Adidas A.G.**                     8,995,778
------------------------------------------------------------------------
Healthcare Safety Devices - 0.2%
       711,845   London International Group PLC**  1,806,859
------------------------------------------------------------------------
Home Furnishings - 0.5%
        36,372   Hunter Douglas N.V.               2,567,133
       315,000   Pagnossin S.p.A.                  1,146,002
------------------------------------------------------------------------
                                                   3,713,135
Hotels and Motels - 0.4%
        19,800   East India Hotels, Ltd. (GDR)+      356,400
        31,119   Indian Hotels Co., Ltd.+            739,076
     1,623,000   Mandarin Oriental
                   International, Ltd.             2,191,050
------------------------------------------------------------------------
                                                   3,286,526
------------------------------------------------------------------------
Human Resources - 0.3%
       212,134   Michael Page Group PLC**          1,453,137
         9,686   Randstad Holdings N.V.              781,625
------------------------------------------------------------------------
                                                   2,234,762
------------------------------------------------------------------------

Industrial Automation and Robotics - 1.7%
       423,859   Lagardere Groupe**               13,363,768
------------------------------------------------------------------------
Investment Companies - 0.2%
       120,993   Bure Investment A.B.**            1,296,137
------------------------------------------------------------------------
Lasers - Systems and Components - 0.6%
       393,025   Rofin-Sinar Technologies, Inc.    4,814,556
------------------------------------------------------------------------
Leisure - Recreation and Gaming - 0%
        10,968   TABCORP Holdings, Ltd.               51,640
------------------------------------------------------------------------
Leisure and Recreation Services - 0%
         2,282   Club Mediterranee S.A.**         $  143,407
------------------------------------------------------------------------
Machine Tools and Related Products - 0.1%
       229,337   Gildemeister Italiana S.p.A.        694,915
------------------------------------------------------------------------
Machinery - Construction and Mining - 0.8%
       609,761   Powerscreen International PLC**   6,032,224
------------------------------------------------------------------------
Machinery - General Industrial - 0%
        22,475   Toolex Alpha N.V.*                  210,703
-----------------------------------------------------------------------
Machinery - Pumps - 0.4%
       201,550   Pfeiffer Vacuum Technology
                   A.G. (ADR)*                     3,224,800
------------------------------------------------------------------------
Medical - Drugs - 5.3%
         9,754   Ciba-Geigy Corp. A.G.**          11,923,265
       153,150   Eisai Co., Ltd.**                 2,741,541
       171,172   Glaxo Wellcome PLC**              2,679,304
       625,946   Oy Tambro A.B.**,+                4,545,322
         1,017   Roche Holding A.G.**              7,667,603
         4,071   Sandoz A.G. - Class R**           4,700,271
       348,613 SmithKline Beecham PLC - Class A**  4,299,590
        14,650 SmithKline Beecham PLC (ADR)
                 - Class A**                         917,456
        74,000 Takeda Chemical Industries**        1,266,234
------------------------------------------------------------------------
                                                  40,740,586
------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.7%
        37,064   Gehe A.G.**                       2,490,795
       150,375   Grupo Casa Autrey S.A.
                   de C.V. (ADR)                   2,838,328
------------------------------------------------------------------------
                                                   5,329,123
------------------------------------------------------------------------

Medical Instruments - 0.2%
        59,292   Althin Medical A.B. - Class B**   1,193,750
        34,632   Getinge Industrier A.B. - Class B** 631,481
------------------------------------------------------------------------
                                                   1,825,231
------------------------------------------------------------------------
Medical Products - 2.6%
       476,550   Fresenius Medical Care (ADR)*    14,177,363
       246,567   Nobel Biocare A.B.**,+            4,158,718
       648,116   Smith & Nephew PLC**              1,977,280
------------------------------------------------------------------------
                                                  20,313,361
------------------------------------------------------------------------
Metal Processors and Fabricators - 1.4%
       713,781   Assa-Abloy A.B. - Class B**      10,954,382
------------------------------------------------------------------------
Money Center Banks - 3.3%
       117,400   Bangkok Bank Co., Ltd.            1,251,825
       296,881   Barclays PLC**                    4,654,236
        80,879   CS Holding A.G.**                 8,052,818
       139,484   Deutsche Bank A.G.**              6,445,782
        34,400   HSBC Holdings PLC                   700,742
       546,034   Lloyds TSB Group PLC**            3,464,962
         9,000   Mitsui Trust and Banking, Co., Inc.  86,873
        98,467   Skandinaviska
                    Enskilda Banken - Class A**      822,915
------------------------------------------------------------------------
                                                  25,480,153
------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0.1%
        22,320   Bajaj Auto, Ltd. (GDR)+             714,240
------------------------------------------------------------------------
Multilevel Direct Selling - 0.1%
           325   Amway Asia Pacific, Ltd.             11,659
        26,800   Amway Japan Pacific, Ltd.**       1,067,673
------------------------------------------------------------------------
                                                   1,079,332
------------------------------------------------------------------------
Office Automation and Equipment - 0.5%
        34,512   Oce-Van Der Grinten N.V.          3,674,081
------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.5%
       163,550   YPF Sociedad Anonima S.A. (ADR)   3,720,762
------------------------------------------------------------------------
Oil Companies - Integrated - 0.4%
        32,535   Omv A.G.                          3,179,425
------------------------------------------------------------------------

------------------------------------------------------------------------
Photo Equipment and Supplies - 0.2%
        44,286   Leica Camera A.G.*,**,+         $ 1,488,066
------------------------------------------------------------------------
Pipelines - 0.2%
       100,000   Gazprom (ADR)*,+                  1,875,000
------------------------------------------------------------------------
Publishing - Books - 0.6%
        97,208   Dorling Kindersley Holdings PLC**   862,011
        27,909   Wolters Kluwer N.V.               3,580,139
------------------------------------------------------------------------
                                                   4,442,150
------------------------------------------------------------------------
Publishing - Newspapers - 0.1%
        86,777   Pearson PLC**                     1,075,905
------------------------------------------------------------------------
Publishing - Periodicals - 0%
        32,676   EMAP PLC                            380,145
------------------------------------------------------------------------
Real Estate Development - 0.5%
       196,000   Mitsubishi Estate Co., Ltd.**     2,442,260
       102,000   Mitsui Fudosan Co.**              1,262,022
------------------------------------------------------------------------
                                                   3,704,282
------------------------------------------------------------------------
Real Estate Investment and Management - 0.8%
         9,846   Diligentia A.B.*,**                 126,421
       452,089   Tornet Fastighets A.B.*,**        5,736,037
------------------------------------------------------------------------
                                                   5,862,458
------------------------------------------------------------------------
Recycling - 0.8%
       451,425   Tomra Systems A/S                 6,384,928
------------------------------------------------------------------------
Reinsurance - 0.2%
         1,628   Swiss Reinsurance Co.**           1,740,984
------------------------------------------------------------------------
Retail - Apparel and Shoe - 0.6%
       852,069   Harvey Nichols PLC**,+            4,644,445
------------------------------------------------------------------------
Retail - Diversified - 1.6%
       205,327   Eurobike A.G.*,**                 4,531,858
       513,278   Kesko**                           7,883,553
------------------------------------------------------------------------
                                                  12,415,411
------------------------------------------------------------------------

Retail - Major Department Stores - 0.7%
       139,600   Credit Saison Co., Ltd.**         3,221,727
        41,000   Daimaru, Inc.**                     246,806
        62,000   Hankyu Department Store**           739,909
        84,000   Isetan Co.**                      1,120,393
------------------------------------------------------------------------
                                                   5,328,835
------------------------------------------------------------------------
Retail - Pubs - 0.5%
       183,206   Wetherspoon (J.D.) PLC**          3,535,401
------------------------------------------------------------------------
Security Services - 1.4%
       190,765   Prosegur Companhia de
                   Seguridad S.A.*                 1,538,668
       372,584   Securitas A.B. - Class B**        9,624,421
------------------------------------------------------------------------
                                                  11,163,089
------------------------------------------------------------------------
Shipbuilding - 0.3%
       434,000   Kawasaki Heavy Industries**       1,984,152
------------------------------------------------------------------------
Steel - Producers - 0%
       114,000   NKK Corp.*,**                       286,100
         6,211   SSAB Svenskt Stal A.B. - Series A**  90,601
------------------------------------------------------------------------
                                                     376,701
------------------------------------------------------------------------
Telecommunication Equipment - 1.1%
       176,775   L.M. Ericsson Telephone (ADR)     4,883,409
        12,000   Nokia A.B. - Class A**              553,196
       122,274   Tandberg A.S.A.                   3,057,567
------------------------------------------------------------------------
                                                  8,494,172
------------------------------------------------------------------------
------------------------------------------------------------------------
Telecommunication Services - 2.2%
        52,625   Asia Satellite Telecommunications,
                   Ltd. (ADR)*                   $ 1,407,719
       238,975   CPT Telefonica del Peru
                   S.A. (ADR)                      4,928,859
     1,061,970   CPT Telefonica del Peru S.A.
                   - Class B                       2,251,789
       776,802   Telecom Italia S.p.A.             1,735,665
        59,025   Telecomunicacoes Brasileiras
                   S.A. (ADR)                      4,397,363
        61,937   Telinfo S.A.*                     2,417,479
------------------------------------------------------------------------
                                                  17,138,874
------------------------------------------------------------------------

Telephone - Integrated - 0.4%
        55,700   Portugal Telecom S.A. (ADR)       1,441,238
         1,050   Telecom Argentina Stet S.A. (ADR)    39,638
        53,150   Telefonica de Argentina S.A. (ADR)1,235,738
------------------------------------------------------------------------
                                                   2,716,614
------------------------------------------------------------------------
Textile - Apparel - 0.8%
        48,746   Wolford A.G.                      6,416,952
------------------------------------------------------------------------
Tobacco - 0.7%
       252,500   PT Hanjaya Mandala Sampoerna      2,347,904
       288,000   Souza Cruz S.A.                   1,732,542
       445,320   Swedish Match A.B.*,**            1,326,263
------------------------------------------------------------------------
                                                   5,406,709
------------------------------------------------------------------------
Transportation - Airlines - 0.3%
         2,704   SwissAir A.G.**                   2,100,505
------------------------------------------------------------------------
Transportation - Railroad - 0%
         4,100   Tranz Rail Holdings, Ltd. (ADR)*     67,138
------------------------------------------------------------------------
Transportation - Services - 0.9%
        26,085   Koninklijke Nedlloyd Group N.V.     653,583
       653,946   Stagecoach Holdings PLC**         6,043,722
------------------------------------------------------------------------
                                                   6,697,305
------------------------------------------------------------------------
Total Common Stock (cost $491,351,273)           552,983,416
------------------------------------------------------------------------
Preferred Stock - 2.0%
------------------------------------------------------------------------
Apparel Manufacturers - 0%
         2,191   Escada A.G.**                       353,666
------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.1%
         1,042   Porsche A.G.*,**                    703,683
------------------------------------------------------------------------
Brewery - 0.3%
     3,090,000   Companhia Cervejaria Brahma       1,910,007
------------------------------------------------------------------------
Commercial Banks - 0%
       589,467   Banco Bradesco S.A.*                  5,027
------------------------------------------------------------------------
Computer Software - 0.5%
        29,218   SAP A.G.**                        3,923,197
------------------------------------------------------------------------

Drug Delivery Systems - 0.7%
        25,853   Fresenius A.G.**                  5,578,375
------------------------------------------------------------------------
Electric - Distribution - 0.2%
    43,208,000   Companhia Energetica de
                   Minas Gerais                    1,375,354
------------------------------------------------------------------------
Multimedia - 0%
        49,958   News Corp., Ltd.                    219,401
------------------------------------------------------------------------
Telecommunication Services - 0.2%
        33,750   Nokia Corp. (ADR) - Class A       1,565,156
------------------------------------------------------------------------
Telephone - Integrated - 0%
         5,000   Telecomunicacoes Brasileiras S.A.       371
------------------------------------------------------------------------
Total Preferred Stock (cost $13,971,914)          15,634,237
------------------------------------------------------------------------
------------------------------------------------------------------------
Short-Term Corporate Notes - 8.9%
                 Bell South
  $ 10,000,000     5.20%, 11/5/96                $ 9,994,222
                 Coca-Cola Corp.:
    10,000,000     5.22%, 11/12/96                 9,984,050
    20,000,000     5.20%, 11/14/96                19,962,444
                 Ford Motor Credit Co.
    28,600,000     5.55%, 11/1/96                 28,600,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $68,540,716)                    68,540,716
------------------------------------------------------------------------
U.S. Government Agencies - 16.2%
                 Federal Home Loan Bank System
   100,000,000     5.50%, 11/1/96                100,000,000
                 Federal National Mortgage
                   Association
    25,000,000     5.17%, 11/26/96                24,910,243
------------------------------------------------------------------------
Total U.S. Government Agencies
  (amortized cost $124,910,243)                  124,910,243
------------------------------------------------------------------------
U.S. Government Obligation - 12.8%
                 U.S. Treasury Bill,
   100,000,000     5.125%, 12/19/96
                   (amortized cost $99,317,000)   99,317,000
------------------------------------------------------------------------
Total Investments
  (total cost $798,091,146) - 111.5%             861,385,612
------------------------------------------------------------------------

Liabilities, net of Cash, Receivables
  and Other Assets - (11.5%)                     (88,755,256)
Net Assets - 100%                               $772,630,356
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
------------------------------------------------------------------------
Argentina                       0.6%             $ 4,996,139
Australia                       1.1%               9,371,411
Austria                         1.1%               9,596,377
Belgium                         0.9%               7,940,451
Brazil                          1.5%              13,341,214
Canada                          0.1%               1,015,219
Chile                           0.3%               2,496,094
Denmark                         0.1%                 981,474
Finland                         4.2%              35,750,375
France                          2.7%              22,993,042
Germany                         7.2%              61,847,048
Hong Kong                       0.6%               4,857,439
India                           0.6%               5,323,625
Indonesia                       0.3%               2,347,904
Ireland                         0.4%               3,844,069
Israel                          0.1%                 579,300
Italy                           2.2%              19,083,332
Japan                           3.9%              33,394,095
Korea                           0.4%               3,257,638
Luxembourg                      0.1%                 969,150
Mexico                          0.8%               6,778,988
Netherlands                     4.4%              37,566,611
New Zealand                     0.0%                  67,138
Norway                          2.0%              16,849,130
Peru                            0.8%               7,180,648
Philippines                     0.3%               2,911,863
Portugal                        0.5%               4,102,302
Russia                          0.2%               1,875,000
Spain                           0.2%               1,538,668
South Africa                    0.5%               4,647,527
South Korea                     0.0%                 105,795
Sweden                          7.2%              61,912,138
Switzerland                     4.6%              39,325,756
Thailand                        0.1%               1,251,825
United Kingdom                 15.0%             129,490,812
United States++                35.0%             301,796,015
------------------------------------------------------------------------
Total                         100.0%            $861,385,612
------------------------------------------------------------------------

++Includes Short-Term Securities (1.0% excluding Short-Term Securities)

                Forward Currency Contracts
                 Open at October 31, 1996
------------------------------------------------------------------------

Currency Sold and               Currency       Currency       Unrealized
Settlement Date                Units Sold   Value in $ U.S.  Gain/(Loss)
--------------------------------
British Pound 11/19/96          5,000,000   $ 8,132,000      ($595,250)
British Pound 1/16/97           1,000,000     1,624,400        (64,400)
British Pound 1/17/97           3,650,000     5,929,060       (277,765)
British Pound 1/27/97           3,358,000     5,453,728       (242,306)
Finnish Markka 11/12/96         3,751,000       825,939        (37,913)
Finnish Markka 1/16/97          1,700,000       376,015         (1,533)
Finnish Markka 1/27/97            850,000       188,153          1,114
French Franc 12/12/96           2,220,000       434,442         (1,441)
French Franc 1/16/97            4,000,000       784,406         (3,156)
German Deutschemark 12/11/96      800,000       528,471             35
German Deutschemark 1/17/97     7,000,000     4,635,455         36,507
German Deutschemark 1/24/97     9,323,000     6,176,626        187,283
German Deutschemark 1/27/97     2,800,000     1,855,411         49,351
Japanese Yen 12/11/96         150,000,000     1,316,325         87,512
Japanese Yen 12/12/96         514,000,000     4,510,616        228,022
Japanese Yen 12/17/96         270,000,000     2,369,406        106,068
Japanese Yen 1/16/97          750,000,000     6,581,973        298,351
Japanese Yen 1/17/97          160,000,000     1,404,155        102,436
South African Rand 11/3/97     11,000,000     2,113,474         (7,001)
Swedish Krona 1/17/97          84,500,000    12,861,687        (45,064)
Swedish Krona 1/27/97          46,000,000     7,003,334         10,681
Swiss Franc 11/12/96            1,671,000     1,319,176         51,620
Swiss Franc 1/16/97             8,500,000     6,754,609        109,696
Swiss Franc 1/27/97             4,000,000     3,181,927        162,275
------------------------------------------------------------------------
                                            $86,360,788       $155,122
------------------------------------------------------------------------
See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

          JANUS TWENTY FUND Portfolio Manager, Thomas F. Marsico

Performance

     Janus Twenty Fund gained 27.59% during our fiscal year ended October 31, 1996, outperforming the S&P 500 Index, which was up 24.10%. Both returns include reinvested dividends.

     For the 12 months ended October 31, Janus Twenty Fund was ranked 29th out of 184 capital appreciation funds (top 16%) tracked by Lipper Analytical Services, a large mutual fund rating company.(1)

     Janus Twenty Fund's good returns this year resulted from its ongoing commitment to stocks, even during the sharp correction in July. In short, we stayed the course. However, the Fund's priorities were reorganized, especially its technology, banking, and pharmaceuticals. A large number of special situations were also added, and the portfolio's composition grew more concentrated, with fewer, but more compelling, ideas.

------------------------------------------------------------------------
Portfolio Profile         October 31, 1996  October 31, 1995
Equities                        97.4%             96.0%
Foreign                          5.6%             13.9%
Top 20 Equity Holdings          86.9%             72.7%
Number of Stocks                  28                38
Cash & Fixed-Income Securities   2.6%              4.0%
------------------------------------------------------------------------
------------------------------------------------------------------------
Top 10 Equity Holdings    October 31, 1996  October 31, 1995
Wells Fargo                     10.3%              --
Citicorp                         6.4%              5.9%
Chase Manhattan                  6.3%              --
PepsiCo                          5.9%              3.0%
UAL                              5.7%              --
Lucent Technologies              4.9%              --
Nike Inc.                        4.6%              --
Boeing                           4.5%              --
Pfizer                           4.2%              3.8%
Monsanto                         4.0%              --
------------------------------------------------------------------------
Total                           56.8%             12.7%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Industries          October 31, 1996  October 31, 1995
Money Center Banks              12.7%             11.5%
Super-Regional Banks            10.3%              2.5%
Beverage - Non-Alcoholic         8.9%              6.1%
Medical - Drug                   7.1%              3.8%
Transportation - Airlines        5.7%              --
------------------------------------------------------------------------

The Year in Review

     A major reorganization occurred in technology, which fell to approximately 13% of assets from over 25% when the year began. Most semiconductor and equipment manufacturers were sold and replaced by Internet and network (client server) providers, such as Microsoft, Ascend
Communications, and more recently, Lucent Technologies.

     The money center banks reorganized themselves. Chase Manhattan was acquired by Chemical Banking and Wells Fargo acquired First Interstate. Our money center banks, including Citicorp, are pursuing higher-margin products and international opportunities. They are also using excess capital to repurchase their own stock. Wells Fargo is buying in 7% to 8% of its shares annually. Many of the Fund's other holdings - Merrill Lynch and First Data Corporation to name just two - also have proactive stock repurchase programs.

     In the pharmaceutical sector, the strategy was to build positions in companies with the strongest product pipelines. Thus Eli Lilly was added to existing positions in Pfizer and SmithKline Beecham. Amgen, Merck, and Roche were let go at a profit.

     Finally, our research effort uncovered a number of special situations, including Nike, Boeing, GE, Monsanto, and Danka Business Systems, all with exciting prospects.

Stock Highlights

     The potential of the Internet is enormous. Microsoft's NT and Windows 95 operating systems should set the software standard for both the Internet and broad networking communications in general. Cisco, Ascend, and Lucent Technologies are likely to be among the dominant franchises on the equipment side. Their products encompass a huge share of the networking and telecommunications hardware spectrum. These companies also have the size and flexibility to stay out front in new product development.

     Danka Business Systems climbed over 35% this year. The stock serves as an example of how patience and detailed research can pay off. Danka markets and services copiers and other office equipment. The company stands to be one of the dominant competitors in an industry that is consolidating and that is also benefiting from a growing trend toward outsourcing copier and printing operations. Costs associated with the company's rapid growth impacted second quarter results, however, and the stock declined. Our research indicated the setback was temporary, and I added to the position while the stock was down. We estimate that Danka should grow 25% to 30% annually over the next three years.

     In the loss column, I sold Micron and Texas Instruments as technology stocks declined. Growth at the companies was slowing due to lower DRAM (dynamic random access memory) demand, and opportunities in the networking area seemed more attractive.

Current Strategy and Outlook

     The positive interest rate environment is currently a strong pillar supporting equity valuations. Rapid earnings growth should also support expansions in price-to-earnings multiples (PEs) at the companies we own. These companies have the ability to dominate large markets, both global and domestic. As long as economic growth remains moderate, inflation low, and U.S. business continues to be cost-conscious and aggressive, I expect solid returns from equities. Until these conditions change, I intend to stay the course.

     Thank you for your investment in Janus Twenty Fund.

------------------------------------------------------------------------
(1) A Capital Appreciation Fund is defined by Lipper as one which "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1996, Janus Twenty Fund ranked 43/81 Capital Appreciation Funds for the 5-year period, and was 7/55 for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

          JANUS TWENTY FUND Portfolio Manager, Thomas F. Marsico

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a solid green line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($57,857) as compared to the S&P 500 Index ($52,556). There is a legend in the upper left quadrant of the graph which indicates Janus Twenty Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 27.59%, 13.52%, 16.20% and 16.49%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS TWENTY FUND October 31, 1996
------------------------------------------------------------------------
Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------

Common Stock - 97.4%
------------------------------------------------------------------------
Aerospace and Defense - 4.5%
     1,862,800   Boeing Co.                     $177,664,550
------------------------------------------------------------------------
Apparel Manufacturers - 1.7%
       984,875   Gucci Group N.V.                 67,956,375
------------------------------------------------------------------------
Athletic Footwear - 5.3%
       407,850   Fila Holdings S.p.A. (ADR)       29,365,200
     3,066,480   Nike, Inc. - Class B            180,539,010
------------------------------------------------------------------------
                                                 209,904,210

------------------------------------------------------------------------
Beverages - Non-Alcoholic - 8.9%
     2,374,200   Coca-Cola Co.                   119,897,100
     7,796,800   PepsiCo, Inc.                   230,980,200
------------------------------------------------------------------------
                                                 350,877,300
------------------------------------------------------------------------
Building - Heavy Construction - 0.2%
       100,000   Fluor Corp.                       6,550,000
------------------------------------------------------------------------
Casino Hotels - 2.4%
     4,353,875   Mirage Resorts, Inc.*            95,785,250
------------------------------------------------------------------------
Chemicals - Diversified - 4.0%
     3,991,175   Monsanto Co.                    158,150,309
------------------------------------------------------------------------
Computer Software - 3.0%
       860,700   Microsoft Corp.*                118,131,075
------------------------------------------------------------------------
Computers - Mainframe - 1.6%
       475,100   IBM Corp.                        61,287,900
------------------------------------------------------------------------
Data Processing and Management - 3.5%
     1,750,498   First Data Corp.                139,602,215
------------------------------------------------------------------------
Diversified Operations - 3.0%
     1,203,400   General Electric Co.            116,428,950
------------------------------------------------------------------------
Electronic Components - 2.6%
       939,875   Intel Corp.                     103,268,766
------------------------------------------------------------------------
Finance - Consumer Loans - 1.7%
     1,558,550   Associates First Capital Corp.   67,602,106
------------------------------------------------------------------------
Finance - Investment Banker and Broker - 2.8%
     1,558,750   Merrill Lynch & Co., Inc.       109,502,187
------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 2.0%
     2,051,775   Federal National Mortgage
                   Association                    80,275,697
------------------------------------------------------------------------
Medical - Drugs - 7.1%
     1,644,875   Eli Lilly & Co.                 115,963,688
     1,985,020   Pfizer, Inc.                    164,260,405
------------------------------------------------------------------------
                                                 280,224,093
------------------------------------------------------------------------

Money Center Banks - 12.7%
     2,869,450   Chase Manhattan Corp.           246,055,338
     2,551,350   Citicorp                        252,583,650
------------------------------------------------------------------------
                                                 498,638,988
------------------------------------------------------------------------
Networking Products - 3.9%
     2,472,150   Cisco Systems, Inc.*            152,964,281
------------------------------------------------------------------------
Office Automation and Equipment - 3.1%
     3,078,675   Danka Business
                   Systems PLC (ADR)#            121,992,497
------------------------------------------------------------------------
Printers and Related Products - 1.5%
       815,850   Electronics for Imaging, Inc.*   58,741,200
------------------------------------------------------------------------
Super-Regional Banks - 10.3%
     1,512,200   Wells Fargo & Co.               403,946,425
------------------------------------------------------------------------
Telecommunication Equipment - 1.0%
       582,300   Ascend Communications, Inc.*     38,067,863
------------------------------------------------------------------------
Telecommunication Services - 4.9%
     4,075,600   Lucent Technologies, Inc.       191,553,200
------------------------------------------------------------------------
Transportation - Airlines - 5.7%
     4,773,600   UAL Corp.*,#                    226,149,300
------------------------------------------------------------------------
Total Common Stock (cost $3,235,621,744)       3,835,264,737
------------------------------------------------------------------------
Corporate Bonds - 1.3%
------------------------------------------------------------------------
Building and Construction - 1.3%
   $51,000,000   M.D.C. Holdings, Inc., 11.125% notes,
                   due 12/15/03
                   (cost $47,714,048)             51,000,000
------------------------------------------------------------------------
Short-Term Corporate Notes - 1.1%
                 Coca-Cola Co.
    25,000,000     5.29%, 11/1/96                 25,000,000
                 Prudential Funding Corp.
    18,900,000     5.50%, 11/1/96                 18,900,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $43,900,000)                    43,900,000
------------------------------------------------------------------------
Total Investments
  (total cost $3,327,235,792) - 99.8%          3,930,164,737
------------------------------------------------------------------------

Cash, Receivables and
  Other Assets, net of Liabilities - 0.2%          7,279,276
------------------------------------------------------------------------
Net Assets - 100%                             $3,937,444,013
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
------------------------------------------------------------------------
Italy                           2.5%          $   97,321,575
United Kingdom                  3.1%             121,992,497
United States++                94.4%           3,710,850,665
------------------------------------------------------------------------
Total                         100.0%          $3,930,164,737
------------------------------------------------------------------------
++Includes Short-Term Securities (93.3% excluding Short-Term Securities) See Notes to Schedule of Investments
------------------------------------------------------------------------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

    JANUS VENTURE FUND Portfolio Manager, James P. Goff and Warren B. Lammert

Performance

     Janus Venture Fund gained 9.28% during our fiscal year ended October 31, 1996, versus a gain of 16.61% for the Russell 2000 Index. Both returns include reinvested dividends.

     Janus Venture Fund was competitive with the Index for much of the year, but fell behind when individual earnings disappointments hurt results in October. Several health care positions declined when new products failed to develop as expected. Wireless communications companies did not perform well either due to concerns about competition from personal communications systems
(PCS) - even though the fundamentals of companies like Paging Network are right on track. In retrospect, we underestimated the impact of negative investor psychology on the wireless group.

     We are very disappointed with the Fund's performance this year. Every portfolio manager hits a cold spell from time to time, and we did in fiscal 1996. Beginning in calendar 1997, Jim will take over management of Janus Venture Fund. This will allow Warren to focus on Janus Mercury Fund, which he also manages and which has grown considerably in size over the past two years. Janus Venture Fund has a very good long-term record. Jim and our research team at Janus are dedicated to maintaining that record. In the long run, intensive, hands-on research is the key to finding good companies and beating the market averages. Janus' research discipline is dedicated to that effort.

------------------------------------------------------------------------
Portfolio Profile         October 31, 1996  October 31, 1995
Equities                        97.8%             93.9%
Foreign                         10.0%             11.0%
Number of Stocks                 177               183
Cash & Fixed-Income Securities   2.2%              6.1%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 10 Equity Holdings    October 31, 1996  October 31, 1995
Wisconsin Central                6.9%              4.2%
Fastenal Corp.                   4.6%              --
Paging Network                   3.6%              4.3%
Papa Johns                       3.1%              1.6%
Global DirectMail                2.9%              --
Mineral Technologies             2.8%              2.9%
Rentokil Initial                 2.6%              --
Culligan Water                   2.2%              --
Omnipoint Corp.                  1.9%              --
Wetherspoon (J.D.)               1.7%              0.7%
------------------------------------------------------------------------
Total                           32.3%             13.7%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Industries          October 31, 1996  October 31, 1995
Transportation - Railroad       7.2%              4.2%
Computer Services               6.1%              8.8%
Building Products               4.6%               --
Retail - Mail Order             4.3%              0.7%
Retail - Restaurants            4.3%              4.2%
------------------------------------------------------------------------

The Year In Review

     Small-cap equities have been very volatile this year. In the spring, when larger stocks hesitated, small stocks surged ahead. But the July downdraft hit small-caps hardest. They were pounded by indiscriminate selling when interest rates backed up above 7%. When the broad market recovered and went on to rally, small-caps staged only a moderate comeback.

     The portfolio remained diversified throughout the year, with modest weightings in restaurants, technology, industrial suppliers, and as we mentioned earlier, wireless communications and health care. We also owned a number of special situations.

Stock Highlights

     One the portfolio's best performers this year was Wisconsin Central, the short-haul railroad. Wisconsin Central's rail system is especially lucrative because it contains points of origin and terminus, which generate higher fees, along the Canadian border. The railroad's management has also made some very astute investments. When New Zealand and Britain privatized their freight rail systems, Wisconsin Central was the buyer. The company intends to acquire other privatizing rail systems, and is also in the market for rail lines contiguous to its present tracks.

     Papa John's, which owns a chain of pizza take-out and delivery restaurants, also performed well. The company maintains excellent quality control by serving a limited menu with the highest-quality ingredients of any quick-service pizza operator. Papa John's is rapidly opening new stores across the Western U.S. Earnings are growing at an annual clip of 35%-plus.

     Premier Parks owns and operates amusement parks. Premier acquires single-owner parks, which typically cannot afford larger rides, then upgrades the rides and facilities. Revenues and earnings are growing 20%-plus annually.

     This year we took profits in lodging and real estate franchisor HFS, which has been a great performer but got ahead of itself. Several technology stocks also did well and were sold: Growth slowed at German business software developer SAP; StataCom was purchased by Cisco Systems; and Westell Technologies, a manufacturer of telecommunications equipment, hit our price target after more than doubling in value. Arch Communications, Sunglass Hut, Exogen, and Baby Superstores were let go at losses. Arch was sold because its product line lacked exposure to voice paging, which we expect to be a major driver of growth in the paging industry. Sunglass Hut suffered earnings disappointments. Exogen's new product to accelerate the healing of broken bones was slow to ramp up sales, and Baby Superstores, which had a very good concept, did not execute on it.

Strategy Going Forward

     Intensive, fundamental research can add a lot to performance in the small-cap sector. Many small companies are either under-followed by Wall Street or not followed at all, so detailed analysis can turn up very good opportunities. In the long run, if we do our homework, Janus Venture Fund should post solid results.

     Thank you for your continued investment in Janus Venture Fund.

   JANUS VENTURE FUND Portfolio Managers, James P. Goff and Warren B. Lammert

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a solid green line. The Russell 2000 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($59,518) as compared to the Russell 2000 Index ($36,700). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 9.28%, 12.32%, 15.23% and 16.78%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


                     JANUS VENTURE FUND October 31, 1996

------------------------------------------------------------------------
Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------
Common Stock - 97.6%
------------------------------------------------------------------------
Advertising Services - 0.3%
        83,875   Outdoor Systems, Inc.*          $ 3,753,406
        76,500   Universal Outdoor Holdings, Inc.* 2,247,188
------------------------------------------------------------------------
                                                   6,000,594
------------------------------------------------------------------------
Aerospace and Defense - 0.2%
        50,000   Ducommun, Inc.*                     956,250
------------------------------------------------------------------------
Applications Software - 0.1%
        50,000   Clarify, Inc.*                    2,412,500
------------------------------------------------------------------------
Athletic Footwear - 0%
        30,000   Vans, Inc.*                         498,750
------------------------------------------------------------------------

Auto Parts - Retail and Wholesale - 2.7%
     1,057,500   APS Holding Corp. - Class A*,#   21,943,125
       692,500   O'Reilly Automotive, Inc.*,#     24,497,188
------------------------------------------------------------------------
                                                  46,440,313
------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.5%
       246,400   United Auto Group, Inc.*          8,470,000
------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.3%
       250,000   Federal Mogul Corp.*              5,593,750
------------------------------------------------------------------------
Broadcast Media - 1.4%
     1,500,000   Heritage Media Corp.
                   - Class A*,#                   22,875,000
------------------------------------------------------------------------
Building - Construction Products - 0.2%
       300,000   Dayton Superior Corp.*,#          3,150,000
------------------------------------------------------------------------
Building - Mobile and Manufactured Homes - 0.2%
       248,563   Southern Energy Homes,Inc.*,#     3,697,367
------------------------------------------------------------------------
Building Products - Retail and Wholesale - 4.6%
     1,714,175   Fastenal Co.                     79,280,594
------------------------------------------------------------------------
Cable Television - 0.3%
       192,725   Heartland Wireless
                  Communications, Inc.*            4,191,769
------------------------------------------------------------------------
Casino Services - 1.4%
       138,000   Anchor Gaming*                    6,900,000
       973,375   Sodak Gaming, Inc.*              17,642,422
------------------------------------------------------------------------
                                                  24,542,422
------------------------------------------------------------------------
Cellular Telecommunications - 3.0%
       800,000   CommNet Cellular, Inc.*,#        22,200,000
       269,650   Millicom International
                   Cellular S.A.*                 10,718,588
     1,539,543   PriCellular Corp. - Class A*,#   17,704,744
       200,000   Rural Cellular Corp. - Class A*   2,000,000
------------------------------------------------------------------------
                                                  52,623,332
------------------------------------------------------------------------
Chemicals - Specialty - 2.8%
     1,232,845   Minerals Technologies, Inc.#     48,389,166
------------------------------------------------------------------------

Commercial Banks - 1.1%
        75,000   First Empire State Corp.         19,256,250
------------------------------------------------------------------------
Commercial Services - 3.9%
       198,600   Central Parking Corp.          $  6,876,525
       150,175   Cohr, Inc.*                       3,679,288
     1,095,963   CUC International, Inc.*         26,851,081
        75,000   IntelliQuest Information
                   Group, Inc.*                    1,650,000
       171,750   NCS HealthCare, Inc. - Class A*   5,216,906
       587,775   Profit Recovery Group
                   International, Inc. (The)*      8,963,569
       125,000   Snyder Communications, Inc.*      2,437,500
       391,750   TeleTech Holdings, Inc.*         12,536,000
------------------------------------------------------------------------
                                                  68,210,869
------------------------------------------------------------------------
Computer Services - 6.1%
       840,000   Analysts International Corp.#    21,000,000
       650,000   Bell & Howell Co.*,#             17,387,500
        75,250   CIBER, Inc.*                      2,671,375
       125,000   Envoy Corp.*                      4,593,750
       100,000   Gartner Group, Inc. - Class A*    3,075,000
       807,616   Getronics N.V.**                 19,808,015
        97,450   Renaissance Solutions, Inc.*      3,922,363
       493,525   Safeguard Scientifics, Inc.*     19,617,619
       383,662   Technology Solutions Co.*        14,914,860
------------------------------------------------------------------------
                                                 106,990,482
------------------------------------------------------------------------
Computer Software - 0.4%
        20,000   Claremont Technology Group, Inc.*   610,000
        78,600   Integrated Systems, Inc.*         2,122,200
        24,509   SAP A.G.**                        3,290,904
         5,000   Transaction Systems
                   Architects, Inc.*                 207,500
------------------------------------------------------------------------
                                                   6,230,604
------------------------------------------------------------------------
Consulting Services - 0.1%
        30,000   High Co.*                         1,317,767
------------------------------------------------------------------------
Containers - Paper and Plastic - 1.9%
       222,200   Intertape Polymer Group, Inc.     5,110,600
       731,650   Sealed Air Corp.*                28,442,894
------------------------------------------------------------------------
                                                  33,553,494
------------------------------------------------------------------------

Data Processing and Management - 1.9%
        55,787   Concord EFS, Inc.*                1,617,823
       132,500   First USA Paymentech, Inc.*       4,902,500
       579,575   Keane, Inc.*,#                   26,877,791
------------------------------------------------------------------------
                                                  33,398,114
------------------------------------------------------------------------
Diagnostic Kits - 0%
        30,900   Meridian Diagnostics, Inc.          324,450
------------------------------------------------------------------------
Diversified Financial Services - 0.4%
       361,975   National Processing, Inc.*        6,877,525
------------------------------------------------------------------------
Diversified Operations - 2.9%
       116,126   Metra Oy - Class B**              6,464,931
     6,689,183   Rentokil Initial PLC**           44,896,375
------------------------------------------------------------------------
                                                  51,361,306
------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
       216,900   Atrix Laboratories, Inc.*         2,033,438
       600,000   DepoTech Corp.*,#                 9,375,000
       403,000   TheraTech, Inc.*                  4,458,187
------------------------------------------------------------------------
                                                  15,866,625
------------------------------------------------------------------------
Educational Software - 0.6%
       385,000   Computer Learning Centers,
                   Inc.*,#                       $10,298,750
------------------------------------------------------------------------
Electric - Integrated - 0.3%
       300,000   Tucson Electric Power Co.*        5,925,000
------------------------------------------------------------------------
Electric Products - 1.3%
       561,925   Littelfuse, Inc.*,#              23,179,406
------------------------------------------------------------------------
Electronic Components - 0.2%
       277,600   Channell Commercial Corp.*        3,244,450
------------------------------------------------------------------------
Electronic Measuring Instruments - 0.1%
        95,050   Itron, Inc.*                      1,580,206
------------------------------------------------------------------------
Electronic Parts Distributors - 0.1%
       105,700   American Residential Services,
                   Inc.*                           2,008,300
------------------------------------------------------------------------
Electronic Safety Devices - 0.4%
       151,762   Pittway Corp. - Class A*          7,398,397
------------------------------------------------------------------------

Equipment Rental - 1.7%
       527,600   Coinmach Laundry Corp.*,#         9,496,800
       190,700   Prime Service, Inc.*              4,481,450
       856,200   Renters Choice, Inc.*            16,267,800
------------------------------------------------------------------------
                                                  30,246,050
------------------------------------------------------------------------
Extended Service Contracts - 0.2%
       238,200   Warrantech Corp.*                 2,917,950
------------------------------------------------------------------------
Fiber Optics - 0.1%
        73,000   Galileo Electro-Optics Corp.*     1,606,000
------------------------------------------------------------------------
Film Processing - 0.9%
        34,758   Fotolabo S.A.**                  13,541,366
        12,589   Grand Optical Photoservice        1,826,060
------------------------------------------------------------------------
                                                  15,367,426
------------------------------------------------------------------------
Finance - Auto Loans - 1.1%
       577,000   AmeriCredit Corp.*               10,963,000
       628,750   Jayhawk Acceptance Corp.*         8,959,688
------------------------------------------------------------------------
                                                  19,922,688
------------------------------------------------------------------------
Finance - Consumer Loans - 0.1%
        62,500   Central Financial Acceptance
                   Corp.*                          1,343,750
------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.3%
       176,000   First Financial Caribbean Corp.   4,532,000
------------------------------------------------------------------------
Finance - Other Services - 0.8%
       200,000   AMRESCO, Inc.*                    4,225,000
       165,375   Insignia Financial Group, Inc.
                   - Class A*                      3,576,234
       391,825   Medallion Financial Corp.*        5,632,484
        41,875   Metris Companies, Inc.*             994,531
------------------------------------------------------------------------
                                                  14,428,249
------------------------------------------------------------------------
Food Items - Wholesale - 1.2%
       928,550   J.P. Foodservice, Inc.*,#        20,660,238
------------------------------------------------------------------------
Footwear and Related Apparel - 0.5%
       328,524   Wolverine World Wide, Inc.        8,130,969
------------------------------------------------------------------------

Funeral Services - 0%
        45,000   York Group, Inc. (The)              753,750
------------------------------------------------------------------------
Golf - 1.0%
       571,100   Family Golf Centers, Inc.*       16,776,062
        65,000   MetroGolf, Inc.*                    394,063
------------------------------------------------------------------------
                                                  17,170,125
------------------------------------------------------------------------
Health Care Services - 0.3%
       145,500   Pediatrix Medical Group, Inc.*    5,729,062
------------------------------------------------------------------------
Home Furnishings - 0.1%
       634,782   Pagnossin S.p.A.**                2,309,401
------------------------------------------------------------------------
Hotels and Motels - 0.6%
       245,800   Homegate Hospitality, Inc.*       2,150,750
        66,650   Interstate Hotels Co.*            1,799,550
       165,800   Renaissance Hotel Group N.V.*     3,046,575
       182,100   StudioPLUS Hotels, Inc.*          3,209,513
------------------------------------------------------------------------
                                                  10,206,388
------------------------------------------------------------------------
Human Resources - 1.1%
       549,875   Alternative Resources Corp.*     11,066,234
       100,000   Barrett Business Services, Inc.*  1,650,000
       479,175   Labor Ready, Inc.*                6,888,141
------------------------------------------------------------------------
                                                  19,604,375
------------------------------------------------------------------------
Lasers - Systems and Components - 0.2%
        85,100   Coherent, Inc.*                   3,318,900
------------------------------------------------------------------------
Leisure and Recreation Services - 0.2%
     1,000,000   Q-Zar, Inc.*                      4,125,000
------------------------------------------------------------------------
Life and Health Insurance - 2.5%
       277,525   CompDent Corp.*                 $ 9,539,922
       100,000   PennCorp Financial Group, Inc.    3,462,500
       525,275   Protective Life Corp.            18,121,987
     1,662,000   PT Lippo Life Insurance           1,284,886
       438,950   UICI*                            11,193,225
------------------------------------------------------------------------
                                                  43,602,520
------------------------------------------------------------------------
Lighting Products and Systems - 0.3%
       155,000   Chicago Miniature Lamp, Inc.*     4,611,250
------------------------------------------------------------------------

Machine Tools and Related Products - 0.4%
     2,277,688   Gildemeister Italiana S.p.A.**,#  6,901,630
------------------------------------------------------------------------
Machinery - General Industrial - 0.3%
       198,150   Rental Service Corp.*             4,557,450
------------------------------------------------------------------------
Machinery - Pumps - 0.1%
       129,725   Pfeiffer Vacuum Technology
                   A.G. (ADR)*,**                  2,075,600
------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.6%
       165,000   Curative Technologies, Inc.*      3,753,750
       231,050   NeXstar Pharmaceuticals, Inc.*    3,610,156
       162,750   QLT Phototherapeutics, Inc.*      2,909,156
------------------------------------------------------------------------
                                                  10,273,062
------------------------------------------------------------------------
Medical - Drugs - 0.3%
       772,000   Matrix Pharmaceutical, Inc.*      5,838,250
------------------------------------------------------------------------
Medical Instruments - 1.3%
       192,500   Arterial Vascular Engineering,
                   Inc.*                           2,983,750
       489,700   Biopsys Medical, Inc.*,#          8,386,112
        50,000   CardioGenesis Corp.*                612,500
       100,000   Heartport, Inc.*                  2,637,500
       269,700   Intelligent Medical Imaging,
                   Inc.*                           1,685,625
       227,100   MiniMed, Inc.*                    5,961,375
------------------------------------------------------------------------
                                                  22,266,862
------------------------------------------------------------------------
Medical Labs and Testing Services - 0%
        20,000   Collaborative Clinical
                   Research, Inc.*                   280,000
------------------------------------------------------------------------
Medical Products - 2.7%
       276,900   Arrow International, Inc.         8,099,325
       211,300   KeraVision, Inc.*                 3,275,150
       245,100   Sterile Recoveries, Inc.*         3,553,950
       430,000   STERIS Corp.*                    16,232,500
       210,375   Suburban Ostomy Supply
                   Co., Inc.*                      2,563,945
       289,725   Target Therapeutics, Inc.*       10,719,825
       335,000   Uroquest Medical Corp.*           2,010,000
------------------------------------------------------------------------
                                                  46,454,695
------------------------------------------------------------------------

Metal - Diversified - 0.2%
     1,354,000   Recycling Industries, Inc.*,#     4,146,625
------------------------------------------------------------------------
Motion Pictures and Services - 0.3%
       150,000   Imax Corp.*                       5,400,000
------------------------------------------------------------------------
Network Software - 0.8%
       400,000   Black Box Corp.*                 13,500,000
------------------------------------------------------------------------
Networking Products - 0.5%
       207,575   Xylan Corp.*                      8,303,000
------------------------------------------------------------------------
Office Automation and Equipment - 0.3%
        50,000   General Binding Corp.             1,237,500
       689,750   Indigo N.V.*                      3,190,094
------------------------------------------------------------------------
                                                   4,427,594
------------------------------------------------------------------------
Optical Recognition Software - 0.1%
       280,000   Optimal Robotics Corp. - Class A* 1,540,000
------------------------------------------------------------------------
Optical Supplies - 0%
        50,000   Gargoyles, Inc.*                    662,500
------------------------------------------------------------------------
Pharmacy Services - 0.8%
        64,075   MIM Corp.*                          352,413
       485,450   Omnicare, Inc.                   13,228,512
------------------------------------------------------------------------
                                                  13,580,925
------------------------------------------------------------------------
Pollution Control - 0.5%
       374,274   Lydall, Inc.*                     8,280,812
------------------------------------------------------------------------
Property and Casualty Insurance - 0.4%
       139,375   Foremost Corp. of America         7,683,047
------------------------------------------------------------------------
Racetracks - 0.3%
       225,000   Speedway Motorsports, Inc.*       5,146,875
------------------------------------------------------------------------
Resorts and Theme Parks - 1.5%
       719,400   Premier Parks, Inc.*,#           22,840,950
       100,000   Signature Resorts, Inc.*          3,525,000
------------------------------------------------------------------------
                                                  26,365,950
------------------------------------------------------------------------
Respiratory Products - 0.2%
       211,450   Respironics, Inc.*             $  3,171,750
------------------------------------------------------------------------

Retail - Apparel and Shoe - 0.6%
       124,375   Abercrombie & Fitch Co.
                   - Class A*                      2,736,250
       451,225   Stage Stores, Inc.*               8,234,856
------------------------------------------------------------------------
                                                  10,971,106
------------------------------------------------------------------------
Retail - Catalog Shopping - 0.4%
       267,400   Barnett, Inc.*                    6,317,325
------------------------------------------------------------------------
Retail - Diversified - 0.5%
       297,184   Eurobike A.G.*,**,#               6,559,273
       125,000   Mail Boxes Etc.*                  2,546,875
------------------------------------------------------------------------
                                                   9,106,148
------------------------------------------------------------------------
Retail - Home Furnishings - 0.2%
       313,900   Rent-Way, Inc.*,#                 3,688,325
------------------------------------------------------------------------
Retail - Mail Order - 4.3%
     1,024,725   Global DirectMail Corp.*         50,467,706
       386,075   MSC Industrial Direct Co.,
                   Inc. - Class A*,#              14,284,775
       100,000   Viking Office Products, Inc.*     2,912,500
       296,350   Wilmar Industries, Inc.*          6,371,525
------------------------------------------------------------------------
                                                  74,036,506
------------------------------------------------------------------------
Retail - Pet Food and Supplies - 0.4%
       314,488   Petco Animal Supplies, Inc.*      7,390,456
------------------------------------------------------------------------
Retail - Pubs - 1.8%
     1,567,155   Wetherspoon (J.D.) PLC**         30,242,026
------------------------------------------------------------------------
Retail - Restaurants - 4.3%
     1,069,163   Papa John's International,
                   Inc.*,#                        53,190,859
       651,546   PizzaExpress PLC**                5,438,470
       791,600   Pizza Co., Ltd.                   5,275,471
       164,075   PJ America, Inc.*                 2,625,200
       371,100   Quality Dining, Inc.*,#           7,978,650
------------------------------------------------------------------------
                                                  74,508,650
------------------------------------------------------------------------

Retirement and Aged Care - 1.0%
       295,925   ARV Assisted Living, Inc.*        3,625,081
       252,200   Karrington Health, Inc.*          3,972,150
       455,275   Sunrise Assisted Living, Inc.*   10,471,325
------------------------------------------------------------------------
                                                  18,068,556
------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.5%
       232,100   Home Bancorp of Elgin, Inc.*      2,901,250
       406,225   Klamath First Bancorp, Inc.#      5,712,539
------------------------------------------------------------------------
                                                   8,613,789
------------------------------------------------------------------------
Schools - 0.6%
       270,000   Education Management Corp.*       4,421,250
       590,000   Educational Medical, Inc.*,#      5,918,438
------------------------------------------------------------------------
                                                  10,339,688
------------------------------------------------------------------------
Telecommunication Services - 3.5%
        87,500   Clearnet Communications, Inc.
                   - Class A*                      1,290,625
       190,947   MFS Communications Co., Inc.*     9,571,218
     1,240,525   Omnipoint Corp.*                 33,804,306
       339,025   Premiere Technologies, Inc.*      5,509,156
       284,475   Teleport Communications Group,
                   Inc. - Class A*                 6,969,638
       317,100   Transaction Network Services,
                   Inc.*                           4,320,487
------------------------------------------------------------------------
                                                  61,465,430
------------------------------------------------------------------------
Telephone - Integrated - 0.5%
       169,900   Cincinnati Bell, Inc.             8,388,813
------------------------------------------------------------------------
Theaters - 0.2%
       129,650   Regal Cinemas, Inc.*              3,370,900
------------------------------------------------------------------------
Transportation - Airlines - 0.1%
        66,200   Atlas Air, Inc.*                  2,441,125
------------------------------------------------------------------------

Transportation - Railroad - 7.2%
       194,600   ABC Rail Products Corp.*,#        2,943,325
        92,000   Genesee & Wyoming, Inc. -
                  Class A*                         2,852,000
     3,328,000   Wisconsin Central
                  Transportation Corp.*,#        119,808,000
------------------------------------------------------------------------
                                                 125,603,325
------------------------------------------------------------------------
Veterinary Diagnostics - 0.1%
       127,900   Veterinary Centers of
                   America, Inc.*                  2,350,163
------------------------------------------------------------------------
Water Treatment Services - 2.4%
     1,035,700   Culligan Water Technologies,
                   Inc.*,#                        38,838,750
       200,000   Cuno, Inc.*                       3,200,000
------------------------------------------------------------------------
                                                  42,038,750
------------------------------------------------------------------------
Wireless Telecommunications - 3.6%
     3,702,725   Paging Network, Inc.*            63,409,165
------------------------------------------------------------------------
Total Common Stock (cost $1,357,723,302)       1,699,936,766
------------------------------------------------------------------------
Warrants - 0.2%
       105,125   Littelfuse, Inc. - exp.
                   12/31/01* (cost $1,822,564)     3,469,125
------------------------------------------------------------------------
Short-Term Corporate Notes - 1.7%
                 Coca-Cola Co.
   $25,000,000     5.30%, 11/7/96                 24,977,917
                 General Electric Capital Corp.
     4,400,000     5.55%, 11/1/96                  4,400,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $29,377,917)                    29,377,917
------------------------------------------------------------------------
U.S Government Agency - 0.9%
                 Federal Home Loan Mortgage Corp.
    15,000,000     5.27%, 11/25/96
                   (amortized cost $14,947,300)   14,947,300
------------------------------------------------------------------------
Total Investments (total cost $1,403,871,083)
  - 100.4%                                      1,747,731,108
------------------------------------------------------------------------
Liabilities, net of Cash,
  Receivables and Other Assets - (0.4%)           (6,415,025)
------------------------------------------------------------------------

Net Assets - 100%                              $1,741,316,083
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
------------------------------------------------------------------------
Canada                          0.3%           $   5,110,600
Finland                         0.4%               6,464,931
France                          0.2%               3,143,827
Germany                         0.7%              11,925,777
Indonesia                       0.1%               1,284,886
Italy                           0.5%               9,211,031
Luxembourg                      0.6%              10,718,588
Netherlands                     1.3%              22,998,109
Puerto Rico                     0.2%               4,532,000
Switzerland                     0.8%              13,541,366
Thailand                        0.3%               5,275,471
United Kingdom                  4.6%              80,576,871
United States++                90.0%           1,572,947,651
------------------------------------------------------------------------
Total                         100.0%          $1,747,731,108
------------------------------------------------------------------------
++Includes Short-Term Securities (87.4% excluding Short-Term Securities)
------------------------------------------------------------------------

                           Forward Currency Contracts
                            Open at October 31, 1996

Currency Sold and           Currency        Currency       Unrealized
Settlement Date           Units Sold     Value in $ U.S.   Gain/(Loss)
------------------------------------------------------------------------
British Pound 11/25/96     7,700,000       $12,521,740     ($  901,670)
British Pound 12/4/96      2,977,000         4,840,304        (253,640)
British Pound 12/11/96     6,925,000        11,257,280        (508,988)
British Pound 1/24/97      1,000,000         1,624,200         (73,900)
Dutch Guilder 1/24/97      1,400,000           828,255          23,559
Dutch Guilder 3/12/97     13,650,000         8,100,890         146,844
Finnish Markka 11/12/96    6,916,000         1,522,845         (71,428)
Finnish Markka 1/24/97     2,000,000           442,615           4,812
Finnish Markka 1/27/97    13,285,000         2,940,721          19,804
German Deutschemark        7,277,000         4,804,886           9,537
12/4/96
German Deutschemark        2,936,000         1,947,208          56,888
2/10/97
German Deutschemark        1,000,000           663,306          19,288
2/12/97
Italian Lira 1/24/97   1,750,000,000         1,146,924          (1,373)
Italian Lira 1/27/97     900,000,000           589,747          (3,141)
Italian Lira 3/12/97   5,975,000,000         3,908,132             673
Swiss Franc 3/12/97       11,800,000         9,427,179         406,154
------------------------------------------------------------------------
                                           $66,566,232     ($1,126,581)
------------------------------------------------------------------------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance

     Janus Worldwide Fund gained 31.0% for our fiscal year ended October 31, 1996, substantially outperforming the Morgan Stanley Capital International World Index, which returned 9.24%. Both returns include net dividends reinvested.(1)

     For the period ending October 31, Janus Worldwide Fund ranked 4th out of 153 global funds (top 3%) tracked by Lipper Analytical Services,(2) a large mutual fund rating company.

     The Fund outperformed the Morgan Stanley Index by such a wide margin because our research found a large number of excellent individual opportunities, many of which were underfollowed by global investors. As a result, we were often able to establish a position early, while the stock was still inexpensive. We also uncovered niche pockets of faster growth in Europe, in areas such as software development, information technology and management, and pharmaceuticals. And finally, we bought well during the July decline, especially in the U.S., where many stocks declined to attractive prices.

------------------------------------------------------------------------
Portfolio Profile         October 31, 1996  October 31, 1995
Equities                        80.3%             93.7%
Foreign                         71.0%             79.0%
Number of Stocks                 186               130
Cash & Fixed-Income Securities  18.3%              6.3%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 10 Holdings           October 31, 1996  October 31, 1995
Rentokil Initial PLC            4.5%               --
Hays PLC                        3.2%               --
Wells Fargo & Co.               2.3%               --
Securitas A.B. - Class B        2.1%              1.9%
N.V. Bedrijven                  2.0%              0.4%
Lagardere Groupe                1.8%               --
Kennevik A.B. - Class B         1.6%              5.1%
Adidas A.G.                     1.6%               --
Ciba-Geigy Corp. A.G.           1.5%              2.3%
Getronics N.V.                  1.5%              2.1%
------------------------------------------------------------------------
Total                           22.1%             11.8%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Industries          October 31, 1996  October 31, 1995
Diversified Operations          12.1%             7.8%
Medical - Drugs                  6.6%              --
Money Center Banks               5.3%             3.8%

Computer Services                4.1%             6.1%
Food - Dairy Products            3.0%             0.4%
------------------------------------------------------------------------

------------------------------------------------------------------------
Top 5 Countries           October 31, 1996  October 31, 1995
United Kingdom                  14.0%              2.1%
United States                   10.5%             16.3%
Germany                          8.0%              9.5%
Sweden                           7.6%             12.5%
Netherlands                      7.1%              6.2%
------------------------------------------------------------------------

The Year in Review

     The Fund was widely diversified throughout the year. Individual stockpicking determined portfolio contents. However, several powerful secular trends, such as outsourcing, linked selected positions. Our outsourcing companies contract to supply other businesses with a wide array of specialized services, from pest control to white-collar management and information technology. The trend toward computerization is increasing productivity. Many of our holdings develop software and equipment for the fast-growing global systems and networking markets. The ability of new drugs to deliver inexpensive treatments for a variety of serious diseases is another exciting trend. Our drug stocks have good earnings potential and exciting product pipelines.

Stock Highlights

     Rentokil has performed well this year. A beneficiary of the outsourcing trend, the company provides a variety of commercial services, from plants and pest control to hospital waste management and disposal. The company is extremely well-managed. Its strong performance the last three months was driven by its acquisition of a major competitor, whose operations it is quickly streamlining. The market has also awakened to the fact that Rentokil is producing a powerful and consistent earnings stream through its expanding global operations.

     Danka Business Systems, a British marketer of copier and other office equipment, was up over 35%. The company is fast becoming a dominant competitor in a consolidating industry and is also benefiting from a growing trend toward outsourcing copier and printing operations. Costs associated with the company's rapid growth impacted second quarter results, however, and the stock declined. We determined that the setback was temporary, and I was able to build a position at lower prices. Our estimates suggest Danka should grow 25% to 30% annually over the next three years.

     Wells Fargo has the best return on equity of any major U.S. bank. The company has kept its costs low by opening branches in supermarkets and other high-traffic locations. It was one of the first to utilize ATM machines and other forms of low-cost electronic banking. Wells Fargo's acquisition of First

Interstate earlier in the year combined a number of complementary divisions and allows for further significant cost savings.

     I took profits in long-time holding Astra, the Swedish pharmaceutical manufacturer. After two major product launches, earnings slowed. Sun Microsystems was sold when it met our price targets. Toolex Alpha, a leading manufacturer of CD ROMs and CD ROM manufacturing equipment, and Japanese cellular phone producer, DDI, were sold at a loss after earnings disappointments.

Current Strategy and Outlook

     Foreign markets are increasingly diverse. This trend is likely to become even more pronounced as countries develop stronger, more complex economies. Foreign markets are also less efficient, and therefore more congenial to individual stock selection. Going forward, these factors are very positive for global investing.

     Thank you for your continued investment in Janus Worldwide Fund.

------------------------------------------------------------------------
  (1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
  (2) A Global Fund is defined by Lipper as one which "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance is not predictive of future results.

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance Overview
GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley International World Index. Janus Worldwide Fund is represented by a solid green line. The Morgan Stanley International World Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($26,707) as compared to the Morgan Stanley International World Index ($16,189). There is a legend in the upper left quadrant of the graph which indicates Janus Worldwide Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 31.00%, 18.15% and 19.72%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


                     JANUS WORLDWIDE FUND October 31, 1996

Shares or
Principal Amount                                Market Value
------------------------------------------------------------------------
Common Stock - 80.3%
------------------------------------------------------------------------
Aerospace and Defense - 0.9%
       153,125   Boeing Co.                      $14,604,297
     2,226,000   Mitsubishi Heavy
                  Industries, Ltd.**              17,091,523
        66,750   United Technologies Corp.         8,594,063
------------------------------------------------------------------------
                                                  40,289,883
------------------------------------------------------------------------
Apparel Manufacturers - 1.1%
       680,875   Gucci Group N.V.                 46,980,375
------------------------------------------------------------------------
Appliances - Household - 0%
        94,244   Moulinex S.A.**                   1,803,079
------------------------------------------------------------------------
Athletic Footwear - 0%
        12,775   Fila Holdings S.p.A. (ADR)          919,800

------------------------------------------------------------------------
Audio and Video Products - 0.4%
       229,200   Sony Corp.**                     13,736,715
        47,150   Sony Corp. (ADR)**                2,846,681
------------------------------------------------------------------------
                                                  16,583,396
------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.4%
       986,000   Honda Motor Co.**                23,533,872
       621,367   Mahindra & Mahindra (GDR)         6,213,670
       853,300   Tata Engineering &
                   Locomotive Co., Ltd.           10,559,588
     1,474,654   Tata Engineering & Locomotive Co.,
                   Ltd. (GDR)+                    18,248,843
       329,000   Yamaha Motor Co., Ltd.**          2,944,717
------------------------------------------------------------------------
                                                  61,500,690
------------------------------------------------------------------------
Automotive - Medium and Heavy Duty Trucks - 0.3%
     2,304,000   Isuzu Motors, Ltd.**             11,382,520
------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.2%
     2,422,230   LucasVarity PLC*,**               9,813,397
------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.6%
       893,375   PepsiCo, Inc.                    26,466,234
------------------------------------------------------------------------
Brewery - 0.2%
       597,300   Quilmes Industrial S.A. (ADR)**   6,271,650
------------------------------------------------------------------------
Broadcast Media - 0.3%
       874,425   CanWest Global
                   Communications Corp.            9,290,766
        28,747   Central European Media
                   Enterprises, Ltd.*                804,916
       283,000   Heritage Media Corp. - Class A*   4,315,750
------------------------------------------------------------------------
                                                  14,411,432
------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
     1,065,500   Grupo Televisa S.A.
                   de C.V. (GDR)*                 27,969,375
------------------------------------------------------------------------
Building - Construction Products - 0.4%
       781,986   Cimpor-Cimentos de Portugal S.A. 16,393,933
------------------------------------------------------------------------
Building - Heavy Construction - 0%
       523,600   New World Infrastructure,
                   Ltd.*,+                         1,303,616
------------------------------------------------------------------------
Casino Services - 0%

        85,996   London Clubs International PLC**    439,362
------------------------------------------------------------------------
Cellular Telecommunications - 0.9%
     1,668,525   Korea Mobile Telecommunications,
                   Inc. (ADR)*,#                 $20,856,563
       197,700   Millicom International
                   Cellular S.A.*                  7,858,575
     6,190,805   Telecom Italia Mobile S.p.A.     12,755,970
------------------------------------------------------------------------
                                                  41,471,108
------------------------------------------------------------------------
Chemicals - Diversified - 1.0%
       105,075   Cytec Industries, Inc.*           3,756,431
     1,040,070   Hoechst A.G.**                   39,024,896
------------------------------------------------------------------------
                                                  42,781,327
------------------------------------------------------------------------
Chemicals - Specialty - 0.4%
       145,779   SGL Carbon A.G.**,+              16,375,886
------------------------------------------------------------------------
Commercial Banks - 0.5%
        35,297   Kookmin Bank (ADR)                  736,825
       522,742   Nordbanken A.B.**                13,741,527
       205,859   Sparbanken Sverige A.B. -
                   Class A**                       3,253,155
       175,000   Sumitomo Trust &
                   Banking Co., Ltd.**             1,934,889
------------------------------------------------------------------------
                                                  19,666,396
------------------------------------------------------------------------
Commercial Services - 0.4%
       334,875   CUC International, Inc.*          8,204,438
        82,309   Sophus Berendsen A/S - Class B** 10,139,463
------------------------------------------------------------------------
                                                  18,343,901
------------------------------------------------------------------------
Computer Services - 4.1%
       355,061   Axime S.A.*,**,#                 37,916,242
        17,216   Cap Gemini Sogeti S.A.*,**          836,887
       112,050   Electronic Data Systems Corp.     5,042,250
       667,719   Enator A.B.*,**                  14,813,173
       664,958   Frontec A.B. - Class B*,**        9,497,749
     2,745,022   Getronics N.V.                   67,325,854
       993,692   Misys PLC**                      14,672,789
       250,925   Sterling Commerce, Inc.*          7,057,266
        69,250   SunGard Data Systems, Inc.        2,960,438
       344,510   WM-Data A.B. - Class B**         24,603,744
------------------------------------------------------------------------
                                                 184,726,392
------------------------------------------------------------------------
Computer Software - 2.0%

         6,300   Computer Associates
                   International, Inc.               372,488
     2,712,996   JBA Holdings PLC**,#             22,733,726
         1,997   NTT Data Communications
                   Systems Corp.**                59,054,844
       472,415   SEMA Group PLC**                  6,848,818
------------------------------------------------------------------------
                                                  89,009,876
------------------------------------------------------------------------
Computers - Integrated Systems - 0.4%
       225,150   Dassault Systemes S.A. (ADR)*     9,765,881
       153,150   Parametric Technology Co.*        7,485,206
------------------------------------------------------------------------
                                                  17,251,087
------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
        35,523   Wella A.G.**                     20,080,863
------------------------------------------------------------------------
Data Processing and Management - 0.2%
       116,950   First Data Corp.                  9,326,763
------------------------------------------------------------------------
Diamonds and Precious Stones - 0.3%
       435,736   De Beers Centenary A.G.**        12,856,718
        14,000   De Beers Consolidated Mines,
                   Ltd.**                            413,000
------------------------------------------------------------------------
                                                  13,269,718
------------------------------------------------------------------------
Diversified Operations - 12.1%
       704,407   Amer-Yhtymae Oy - Class A**      15,887,714
       269,182   Barco N.V.*                      44,179,021
     5,612,000   First Pacific Co.**               7,730,128
     1,275,465   Grupo Carso S.A.
                  de C.V. - Series A               5,848,552
    16,847,126   Hays PLC**                      140,760,408
     2,626,156   Kinnevik A.B. - Class B**,#      71,229,558
        35,000   Lonrho PLC**                         85,423
       245,000   Metra Oy - B**                   13,639,564
    29,833,111   Rentokil Initial PLC**          200,233,502
       749,657   South African
                   Breweries, Ltd.**,+            19,484,055
        41,588   Sulzer A.G.**                    23,581,839
------------------------------------------------------------------------
                                                $542,659,764
------------------------------------------------------------------------
Drug Delivery Systems - 0.7%
     1,075,300   Elan Corp. PLC*,**               29,839,575
------------------------------------------------------------------------
Electric - Integrated - 0%
         6,000   BSES, Ltd. (GDR)+                   111,000
------------------------------------------------------------------------

Electronic Components - 1.6%
        33,875   Lernout & Hauspie Speech
                   Products N.V.*                 $  567,406
       522,475   Philips Electronics N.V.         18,376,665
       965,525   Philips Electronics N.V. (ADR)   34,034,756
        22,000   Rohm Co.**                        1,303,089
       470,850   UCAR International, Inc.*        18,422,006
------------------------------------------------------------------------
                                                  72,703,922
------------------------------------------------------------------------
Engineering - Research and Development Services - 0%
         1,000   Abb A.B. (ADR)**                    111,625
------------------------------------------------------------------------
Equipment Rental - 0.4%
     3,137,251   Thorn PLC*,**                    17,610,943
------------------------------------------------------------------------
Fertilizers - 0.3%
        12,000   Freeport McMoRan, Inc.              382,500
       206,560   Potash Corp. of Saskatchewan, Inc.14,639,940
------------------------------------------------------------------------
                                                  15,022,440
------------------------------------------------------------------------
Film Processing - 0.2%
        60,973   Grand Optical Photoservice**      8,844,257
------------------------------------------------------------------------
Finance - Consumer Loans - 0.3%
       260,800   Associates First Capital Corp.   11,312,200
------------------------------------------------------------------------
Finance - Other Services - 0.7%
     9,249,277   Grupo Financiero Inbursa, S.A.
                   de C.V. - Class B              30,211,212
------------------------------------------------------------------------
Food - Catering - 0.2%
       928,000   Compass Group PLC**               9,195,588
------------------------------------------------------------------------
Food - Dairy Products - 3.0%
       624,855   Nutricia Verenidge Bedrijven N.V.87,469,409
    31,905,198   Parmalat Finanziaria S.p.A.      45,584,859
------------------------------------------------------------------------
                                                 133,054,268
------------------------------------------------------------------------
Food - Diversified - 0.4%
       280,948   Raision Tehtaat**                17,310,032
------------------------------------------------------------------------
Food - Retail - 0.6%
       370,450   Disco S.A. (ADR)*                 8,335,125
       268,000   Ito-Yokado Co., Ltd.**           13,357,669
       308,000   Pao De Acucar S.A.+               6,006,000
------------------------------------------------------------------------
                                                  27,698,794
------------------------------------------------------------------------

Footwear and Related Apparel - 1.6%
       809,948   Adidas A.G.**                    69,265,549
------------------------------------------------------------------------
Healthcare Safety Devices - 0.3%
     5,641,993   London International Group PLC** 14,320,935
------------------------------------------------------------------------
Home Furnishings - 0%
         9,443   Hunter Douglas N.V.                 666,486
------------------------------------------------------------------------
Hotels and Motels - 1.1%
       240,150   East India Hotels, Ltd. (GDR)+    4,322,700
       428,225   HFS, Inc.*                       31,367,481
       321,010   Indian Hotels Co., Ltd.+          7,623,988
       254,275   Renaissance Hotel Group N.V.*     4,672,303
------------------------------------------------------------------------
                                                  47,986,472
------------------------------------------------------------------------
Human Resources - 0.2%
       110,729   Randstad Holdings N.V.            8,935,430
------------------------------------------------------------------------
Industrial Automation and Robotics - 1.8%
     2,551,588   Lagardere Groupe**               80,448,522
------------------------------------------------------------------------
Investment Companies - 0.3%
     1,081,229   Bure Investment A.B.**           11,582,660
------------------------------------------------------------------------
Leisure - Recreation and Gaming - 0%
       323,133   TABCORP Holdings, Ltd.            1,521,386
------------------------------------------------------------------------
Leisure and Recreation Services - 0.2%
       154,735   Club Mediterranee S.A.            9,723,990
------------------------------------------------------------------------
Machine Tools and Related Products - 0%
         5,000   Sandvik A.B. - Class A**            117,761
------------------------------------------------------------------------
Machinery - General Industrial - 0%
        84,825   Toolex Alpha N.V.*                  795,234
------------------------------------------------------------------------
Machinery - Pumps - 0%
        93,000   Pfeiffer Vacuum
                   Technology A.G. (ADR)*,**       1,488,000
------------------------------------------------------------------------
Medical - Drugs - 6.6%
        56,370   Ciba-Geigy Corp. A.G.**          68,906,546
     1,895,950   Eisai Co., Ltd.**                33,939,435
     1,362,744   Glaxo Wellcome PLC**             21,330,626
        80,825   Pfizer, Inc.                      6,688,269
         7,436   Roche Holding A.G.**             56,063,218
        46,579   Sandoz A.G. - Class R**          53,778,909
     2,253,755   SmithKline Beecham
                   PLC - Class A**                27,796,502

       218,575   SmithKline Beecham PLC
                   (ADR) - Class A**              13,688,259
       847,000   Takeda Chemical Industries**     14,493,243
------------------------------------------------------------------------
                                                 296,685,007
------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 1.1%
       449,013   Gehe A.G.**                      30,174,810
     1,056,950   Grupo Casa Autrey S.A.
                   de C.V. (ADR)                  19,949,931
------------------------------------------------------------------------
                                                  50,124,741
------------------------------------------------------------------------
Medical Instruments - 0.2%
       406,480   Getinge Industrier A.B. - Class B**7,411,770
------------------------------------------------------------------------
Medical Products - 1.9%
     2,118,675   Fresenius Medical Care (ADR)*,#  63,030,581
     1,323,968   Nobel Biocare A.B.**,+           22,330,682
------------------------------------------------------------------------
                                                  85,361,263
------------------------------------------------------------------------
Metal Processors and Fabricators - 1.0%
     2,862,650   Assa-Abloy A.B. - Class B**,#    43,933,028
------------------------------------------------------------------------
Mining - 0%
         5,000   Inco, Ltd.                          158,750
------------------------------------------------------------------------
Money Center Banks - 5.3%
       757,800   Bangkok Bank Co., Ltd.            8,080,348
     2,303,445   Barclays PLC**                   36,111,357
       318,425   Citicorp                         31,524,075
       618,194   CS Holding A.G.**                61,551,256
     1,080,253   Deutsche Bank A.G.**             49,920,243
       415,300   HSBC Holdings PLC                 8,459,835
     4,414,499   Lloyds TSB Group PLC**           28,013,042
       138,000   Mitsui Trust and Banking
                   Co., Inc.**                     1,332,046
     1,450,504   Skandinaviska Enskilda Banken -
                   Class A**                      12,122,247
------------------------------------------------------------------------
                                                 237,114,449
------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0.2%
       232,536   Bajaj Auto, Ltd. (GDR)*,+         7,441,152
------------------------------------------------------------------------
Multilevel Direct Selling - 0.4%
       392,600   Amway Asia Pacific, Ltd.**       15,640,611
------------------------------------------------------------------------
Networking Products - 0.4%
       318,800   Cisco Systems, Inc.*             19,725,750

------------------------------------------------------------------------
Office Automation and Equipment - 1.9%
     1,313,000   Danka Business Systems
                   PLC (ADR)**                    52,027,625
       290,333   Oce-Van Der Grinten N.V.         30,908,289
------------------------------------------------------------------------
                                                  82,935,914
------------------------------------------------------------------------
Office Supplies - 1.3%
     1,079,150   Alco Standard Corp.              50,045,581
       194,050   Harland (John H.) Co.             6,039,806
------------------------------------------------------------------------
                                                  56,085,387
------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.5%
       989,975   YPF Sociedad Anonima S.A. (ADR)  22,521,931
------------------------------------------------------------------------
Pipelines - 0.2%
       594,700   Gazprom (ADR)*,+                 11,150,625
------------------------------------------------------------------------
Publishing - Books - 1.6%
       622,144   Dorling Kindersley Holdings
                   PLC**                         $ 5,516,901
       513,643   Wolters Kluwer N.V.              65,889,624
------------------------------------------------------------------------
                                                  71,406,525
------------------------------------------------------------------------
Publishing - Newspapers - 0.2%
       675,781   Pearson PLC**                     8,378,672
------------------------------------------------------------------------
Publishing - Periodicals - 0.1%
       372,961   EMAP PLC**                        4,338,941
------------------------------------------------------------------------
Real Estate Development - 0.5%
     1,298,000   Mitsubishi Estate Co., Ltd.**    16,173,745
       675,000   Mitsui Fudosan Co.**              8,351,615
------------------------------------------------------------------------
                                                  24,525,360
------------------------------------------------------------------------
Real Estate Investment and Management - 0%
       145,050   Diligentia A.B.*,**               1,862,418
------------------------------------------------------------------------
Recycling - 0.4%
     1,278,890   Tomra Systems A/S                18,088,543
------------------------------------------------------------------------
Reinsurance - 0.3%
        12,439   Swiss Reinsurance Co.**          13,302,274
------------------------------------------------------------------------
Retail - Diversified - 0.7%
     2,088,407   Kesko**                          32,076,314
------------------------------------------------------------------------

Retail - Home Furnishings - 0.2%
       149,150   Industrie Natuzzi S.p.A. (ADR)    6,767,681
------------------------------------------------------------------------
Retail - Major Department Stores - 1.2%
     1,537,100   Credit Saison Co., Ltd.**        35,473,614
       497,000   Hankyu Department Store**         5,931,204
       954,000   Isetan Co.**                     12,724,465
------------------------------------------------------------------------
                                                  54,129,283
------------------------------------------------------------------------
Retail - Regional Department Stores - 0%
       326,000   Daimaru, Inc.**                   1,962,408
------------------------------------------------------------------------
Satellite Telecommunications - 0.1%
       130,725   Asia Satellite Telecommunications,
                   Ltd. (ADR)*                     3,496,894
------------------------------------------------------------------------
Security Services - 2.5%
     2,320,710   Prosegur Companhia
                   de Seguridad S.A.*             18,718,334
     3,620,824   Securitas A.B. - Class B**,#     93,531,489
------------------------------------------------------------------------
                                                 112,249,823
------------------------------------------------------------------------
Steel - Producers - 0.1%
     1,306,000   NKK Corp.*,**                     3,277,606
       120,578   SSAB Svenskt Stal A.B. -
                   Series A**                      1,758,899
------------------------------------------------------------------------
                                                   5,036,505
------------------------------------------------------------------------
Super-Regional Banks - 2.3%
       385,791   Wells Fargo & Co.               103,054,421
------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
       785,075   L.M. Ericsson Telephone (ADR)    21,687,697
------------------------------------------------------------------------
Telecommunication Services - 2.6%
     1,328,800   CPT Telefonica del Peru
                   S.A. (ADR)                     27,406,500
       709,825   MFS Communications Co., Inc.*    35,579,978
       198,375   Nokia Corp. (ADR) - Class A**     9,199,641
     5,313,970   Telecom Italia S.p.A.            11,873,385
       458,075   Telecomunicacoes Brasileiras
                   S.A. (ADR)                     34,126,588
------------------------------------------------------------------------
                                                 118,186,092
------------------------------------------------------------------------
Telephone - Integrated - 0.6%
       503,600   Portugal Telecom S.A. (ADR)      13,030,650
        10,675   Telecom Argentina Stet S.A.

                   (ADR)                             402,981
       500,750   Telefonica de Argentina S.A.
                   (ADR)                          11,642,438
------------------------------------------------------------------------
                                                  25,076,069
------------------------------------------------------------------------
Textile - Apparel - 0.1%
        35,390   Wolford A.G.**                    4,658,760
------------------------------------------------------------------------
Tobacco - 0.9%
     2,468,000   PT Hanjaya Mandala Sampoerna     22,949,019
       870,000   Souza Cruz S.A.                   5,233,719
     4,416,016   Swedish Match A.B.*,**           13,151,892
------------------------------------------------------------------------
                                                  41,334,630
------------------------------------------------------------------------
Toys - 0.4%
       681,656   Mattel, Inc.                     19,682,817
------------------------------------------------------------------------
Transportation - Airlines - 0.7%
        42,348   SwissAir A.G.**                  32,896,514
------------------------------------------------------------------------
Transportation - Railroad - 0%
        36,250   Tranz Rail Holdings, Ltd. (ADR)*    593,594
------------------------------------------------------------------------
Transportation - Services - 0.1%
       182,513   Koninklijke Nedlloyd Group N.V.   4,573,023
------------------------------------------------------------------------
Wireless Telecommunications - 0.1%
       200,850   AirTouch Communications, Inc.*    5,247,206
        14,700   Paging Network, Inc.                251,738
------------------------------------------------------------------------
                                                   5,498,944
------------------------------------------------------------------------
Total Common Stock (cost $3,047,639,183)       3,588,524,684
------------------------------------------------------------------------
Preferred Stock - 2.2%
------------------------------------------------------------------------
Automative - Cars and Light Trucks - 0.1%
         6,489   Porsche A.G.*,**,#                4,382,149
------------------------------------------------------------------------
Brewery - 0.2%
    17,190,000   Compaghnia Cervejaria Brahma     10,625,572
------------------------------------------------------------------------
Commercial Banks - 0%
     5,343,588   Banco Bradesco S.A.*                 45,566
------------------------------------------------------------------------
Computer Software - 0.6%
       183,282   SAP A.G.**                       24,609,878
------------------------------------------------------------------------
Drug Delivery Systems - 1.0%

       201,752   Fresenius A.G.                   43,532,600
------------------------------------------------------------------------
Electric - Integrated - 0.2%
   301,088,000   Companhia Energetica de
                   Minas Gerais                    9,583,936
------------------------------------------------------------------------
Multimedia - 0%
       428,392   News Corp., Ltd.**                1,881,798
------------------------------------------------------------------------
Telecommunication Equipment - 0.1%
        68,900   Nokia A.B. - Class A**            3,176,268
------------------------------------------------------------------------
Telephone - Integrated - 0%
        91,000   Telecomunicacoes Brasileiras S.A.     6,759
------------------------------------------------------------------------
Total Preferred Stock (cost $66,711,205)          97,844,526
------------------------------------------------------------------------
Money Market - 1.9%
   $85,000,000   Janus Money Market Fund, 5.61%
                   (cost $85,000,000)             85,000,000
------------------------------------------------------------------------
Repurchase Agreement - 0.1%
     4,300,000   State Street Bank & Trust Co.,
                   4.75%, dated 10/31/96, maturing
                   11/1/96, to be repurchased at
                   $4,300,567, collateralized by
                   $4,340,000 in U.S. Treasury Notes
                   6.125%, due 3/31/98, value
                   $4,389,762 (cost $4,300,000)    4,300,000
------------------------------------------------------------------------
Short-Term Corporate Notes - 4.8%
                 Coca-Cola Co.
    25,000,000     5.20%, 12/20/96                24,823,056
                 General Electric Capital Corp.
   164,600,000     5.55% 11/1/96                 164,600,000
                 IBM Corp.
    25,000,000     5.29%, 1/13/97                 24,729,000
------------------------------------------------------------------------
Total Short-Term Corporate Notes
   (amortized cost $214,154,882)                 214,152,056
------------------------------------------------------------------------
U.S. Government Agencies - 9.5%
                 Federal Home Loan Bank System:
   200,000,000     5.50%, 11/1/96                200,000,000
    50,000,000     5.26%, 11/20/96                49,861,194
    25,000,000     6.40%, 1/17/97                 24,718,750
                 Federal Home Loan Mortgage Corp.:
    50,000,000     5.18%, 11/13/96                49,913,667
    50,000,000     5.15%, 11/19/96                49,871,250
                 Federal National Mortgage Association
    50,000,000     5.21%, 1/16/97                 49,448,000

------------------------------------------------------------------------
Total U.S. Government Agencies
   (amortized cost $423,819,181)                 423,812,861
------------------------------------------------------------------------
U.S. Government Obligation - 2.2%
                 U.S. Treasury Bills,
   100,000,000     5.125%, 12/19/96
                   (amortized cost $99,317,000)   99,317,000
------------------------------------------------------------------------
Total Investments (total cost $3,940,941,451) -
   101.0%                                      4,512,951,127
------------------------------------------------------------------------
Liabilities, net of Cash,
 Receivables and Other Assets - (1.0%)           (45,765,926)
------------------------------------------------------------------------
Net Assets - 100%                              $4,467,185,201
------------------------------------------------------------------------

                        Summary of Investments by Country
                                October 31, 1996

Country             % of Investment Securities  Market Value
------------------------------------------------------------------------
Argentina                       0.9%          $   42,902,475
Australia                       0.1%               3,403,184
Austria                         0.1%               4,658,760
Belgium                         1.0%              44,746,427
Brazil                          1.5%              65,628,139
Canada                          0.5%              24,089,456
Denmark                         0.2%              10,139,463
Finland                         2.0%              91,289,554
France                          3.3%             149,338,858
Germany                         8.0%             361,202,369
Hong Kong                       0.5%              20,990,547
India                           1.1%              48,307,270
Indonesia                       0.5%              22,949,018
Ireland                         0.7%              29,839,575
Italy                           2.8%             124,882,070
Japan                           6.6%             296,486,510
Korea                           0.5%              21,593,388
Luxembourg                      0.3%              12,485,320
Mexico                          1.9%              83,979,070
Netherlands                     7.1%             318,974,771
New Zealand                     0.0%                 593,594
Norway                          0.4%              18,088,543
Peru                            0.6%              27,406,500
Portugal                        0.6%              29,424,582
Russia                          0.2%              11,150,625
South Africa                    0.7%              32,753,773
Spain                           0.4%              18,718,334
Sweden                          7.6%             345,053,376
Switzerland                     6.9%             310,080,555
Thailand                        0.2%               8,080,348
United Kingdom                 14.0%             633,916,816
United States++                28.8%           1,299,797,857
------------------------------------------------------------------------
Total                         100.0%          $4,512,951,127
------------------------------------------------------------------------
++Includes Short-Term Securities (10.5% excluding Short-Term Securities)
------------------------------------------------------------------------

                         Forward Currency Contracts
                          Open at October 31, 1996

Currency Sold and                       Currency

Settlement Date              Currency   Value in        Unrealized
                           Units Sold    $ U.S.         Gain/(Loss)
------------------------------------------------------------------------
British Pound 11/19/96        45,000,000   $73,188,000   ($5,357,250)
British Pound 1/17/97         11,000,000    17,868,400      (837,100)
British Pound 1/27/97         13,061,000    21,212,370      (947,251)
Finnish Markka 11/12/96        4,520,000       995,266       (45,686)
Finnish Markka 1/16/97         8,500,000     1,880,073        (7,662)
French Franc 12/12/96         72,635,000    14,214,286       (47,131)
German Deutschemark 12/11/96  48,000,000    31,708,284         2,095
German Deutschemark 1/17/97  125,000,000    82,775,975       651,910
German Deutschemark 1/24/97   75,269,000    49,866,835     1,512,024
Japanese Yen 12/11/96      1,400,000,000    12,285,702       816,778
Japanese Yen 12/12/96      3,763,400,000    33,025,781     1,669,527
Japanese Yen 12/17/96      5,000,000,000    43,877,893     1,964,227
Japanese Yen 1/16/97       7,000,000,000    61,431,746     2,784,608
Japanese Yen 1/17/97       1,406,000,000    12,339,016       900,155
South African Rand 11/3/97    76,695,000    14,735,720       (48,818)
Swedish Krona 1/27/97        964,886,000   146,900,415       156,739
Swiss Franc 11/12/96          35,188,000    27,779,268     1,087,015
------------------------------------------------------------------------
                                          $646,085,030    $4,254,180
------------------------------------------------------------------------

See Notes to Schedule of Investments

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                        STATEMENTS OF OPERATIONS
  For the fiscal year or period
ended October 31, 1996 (all
numbers in thousands)                        Janus            Janus       Janus Equity    Janus Growth
                             Janus Fund   Balanced Fund  Enterprise Fund  Income Fund(1)  and Income Fund
  Investment Income:
  Interest                    $   78,399   $ 4,488       $    910         $   78          $  3,845
  Dividends                      167,220     1,188          1,246            269             9,659
  Foreign Tax Withheld           (3,788)      (24)          (106)            (2)             (100)
______________________________________________________________________________________________________________
                                 241,831     5,652          2,050            345            13,404
______________________________________________________________________________________________________________
Expenses:
  Advisory fees                   89,849     1,265          4,349             72             5,502
  Transfer agent fees
    and expenses                  22,338       498          1,782             21             2,032
  Registration fees                  480        47            100             11               147
  Postage and mailing
    expenses                       1,771        55            250              4               239
  Custodian fees                   3,090        54            168             13               117
  Printing expenses                  115        14             71             --                64
  Audit fees                          70         9             15              5                15
  Trustees' fees and expenses        177         2              7             --                 5
  Other expenses                     364        11             47              3                37
______________________________________________________________________________________________________________
Total expenses                   118,254     1,955          6,789            129             8,158
______________________________________________________________________________________________________________
Expense and fee offsets          (1,296)      (33)           (96)            (6)             (172)
______________________________________________________________________________________________________________
Net expenses                     116,958     1,922          6,693            123             7,986
______________________________________________________________________________________________________________
Net investment income/(loss)     124,873     3,730        (4,643)            222             5,418
______________________________________________________________________________________________________________
Net Realized and Unrealized
Gain/(Loss) on Investments:
Net realized gain/(loss)
   from securities             1,638,055    18,761         37,157            950            93,759
transactions
Net realized gain/(loss)
   from foreign currency          30,639       180          (418)             --             1,798
transactions
Net realized gain/(loss)
  from futures contracts              --        --          (404)             --               447
Change in net unrealized
   appreciation or               685,129     4,979         72,341          1,010            64,283
depreciation of investments
______________________________________________________________________________________________________________
Net gain on investments        2,353,823    23,920        108,676          1,960           160,287
______________________________________________________________________________________________________________


                                     136




Net increase in net assets
  resulting from operations   $2,478,696   $27,650       $104,033         $2,182          $165,705
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________

For the fiscal year or period
ended October 31, 1996 (all                  Janus       Janus       Janus     Janus     Janus
numbers in thousands)          Janus        Olympus     Overseas    Twenty    Venture   Worldwide
                            Mercury Fund    Fund (2)     Fund        Fund       Fund      Fund
______________________________________________________________________________________________________________
Investment Income:
  Interest                  $ 14,210       $ 4,019      $ 2,414  $ 12,519  $  4,838    $ 14,094
  Dividends                   13,036         2,402        4,698    41,589     5,471      41,285
  Foreign Tax Withheld         (593)           (6)        (539)     (361)     (250)      (4,232)
______________________________________________________________________________________________________________
                              26,653         6,415        6,573    53,747    10,059      51,147
______________________________________________________________________________________________________________
Expenses:
  Advisory fees               12,408         1,783        2,528    22,478    12,316      19,646
  Transfer agent fees
   and expenses               5,038            563          953     7,347     3,034       6,455
  Registration fees              29            165          220       211        57         569
  Postage and mailing
   expenses                     680             82          101       645       269         550
  Custodian fees                424             52          352       463       369       2,610
  Printing expenses             158             19           27       284       132         207
  Audit fees                     20             11           15        26        31          22
  Trustees' fees and
   expenses                       9              3            4        29        22          32
  Other expenses                 64             16           17       125        73          99
______________________________________________________________________________________________________________
Total expenses               18,830          2,694        4,217    31,608    16,303      30,190
______________________________________________________________________________________________________________
Expense and fee offsets       (396)           (45)         (82)     (521)     (188)       (461)
______________________________________________________________________________________________________________
Net expenses                 18,434          2,649        4,135    31,087    16,115      29,729
______________________________________________________________________________________________________________
Net investment
  income/(loss)               8,219          3,766        2,438    22,660   (6,056)      21,418
Net Realized and
  Unrealized Gain/(Loss)
  on Investments:
Net realized gain/(loss)
   from securities          220,813        (9,510)        11,875  639,612   153,032     235,374
transactions
Net realized gain/(loss)
  from foreign currency       2,448            179         3,091   16,897     2,821      47,668
transactions


                                     137




Net realized gain/(loss)
  from futures contracts     20,340             --            --       --        --       6,279
Change in net unrealized
   appreciation or deprecia- 31,715         34,500        53,555  152,559    10,400     374,380
   tion of investments
______________________________________________________________________________________________________________
Net gain on investments     275,316         25,169        68,521  809,068   166,253     663,701
______________________________________________________________________________________________________________
Net increase in net
   assets resulting        $283,535        $28,935       $70,959 $831,728  $160,197    $685,119
   from operations
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________

An Explanation of the Statement of Operations

     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

    The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.

    The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                      STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 1996                                               Janus          Janus
(all numbers in                           Janus         Janus        Equity         Growth and
  thousands except                        Balanced      Enterprise   Income         Income
  net asset value        Janus Fund       Fund          Fund         Fund           Fund
  per share)
Assets:
Investments at cost     $12,932,766     $196,989     $570,968    $31,890       $  885,700

 Investments at value   $15,836,267     $211,611     $728,167    $32,928       $1,030,905
Cash                          4,877         568           627        622              585
Receivables:


                                     138




  Investments sold          172,869       2,098        11,632        157               52
  Fund shares sold           27,353         521         4,808        712            3,049
  Interest                       23       1,869            --         24              567
  Dividends                  16,253         132           576         20              807
Forward currency contracts       --          --            --         --               49
Other assets                    140           1             3         --                6
    Total Assets         16,057,782     216,800       745,813     34,463        1,036,020
Liabilities:
Payables:
  Investments purchased     694,192       9,280         9,971      3,910            1,337
  Fund shares repurchased    23,502          87           468         43              489
  Advisory fee                8,554         133           445         25              600
  Transfer agent fee          2,759          70           280          9              252
Accrued expenses              1,201          41           212         18              159
Forward currency contracts   14,394         145         2,434         29               --
    Total Liabilities       744,602       9,756        13,810      4,034            2,837
Net Assets              $15,313,180    $207,044      $732,003    $30,429       $1,033,183
  Shares Outstanding,
  $0.01 Par Value           574,704      13,618        23,466      2,695           51,529
  (unlimited shares authorized)
Net Asset Value Per Share    $26.65      $15.20        $31.19     $11.29           $20.05

As of October 31, 1996       Janus      Janus      Janus     Janus        Janus          Janus
(all numbers in             Mercury    Olympus    Overseas   Twenty      Venture       Worldwide
thousands except net          Fund       Fund        Fund     Fund         Fund           Fund
asset value per share)

Assets:
Investments at cost      $1,846,681    $390,598   $798,091   $3,327,236  $1,403,871    $3,940,941

Investments at value     $2,016,257    $425,396   $861,386   $3,930,165  $1,747,731    $4,512,951
Cash                          3,812         592        546        1,591       3,954           531
Receivables:
  Investments sold           14,864      10,418      5,530           89      38,333        44,743
  Fund shares sold            5,332       3,114     13,064       11,334         680        27,274
  Interest                       13          --         --        2,143          --            23
  Dividends                   1,428          79        675        3,971         586         7,212
Forward currency
   contracts                     --          --        155           --          --         4,254
Other assets                      8          --         --           47          23            12
    Total Assets          2,041,714     439,599    881,356    3,949,340   1,791,307     4,597,000
Liabilities:
Payables:
  Investments
     purchased               33,700       5,886    107,043        7,346      44,902       122,571
  Fund shares
     repurchased              2,027         485        857        1,317       2,491         2,330
  Advisory fee                1,169         282        429        2,189       1,045         2,430


                                     139




  Transfer agent fee            667          97        177          669         284         1,026
Accrued expenses                340         176        220          375         142         1,458
Forward currency
   contracts                  1,461         298         --           --       1,127            --
   Total Liabilities         39,364       7,224    108,726       11,896      49,991       129,815
Net Assets               $2,002,350    $432,375   $772,630   $3,937,444  $1,741,316    $4,467,185
  Shares Outstanding,       110,006      29,101     52,184      123,438      30,463       129,112
    $0.01 Par Value
    (unlimited shares
     authorized)

Net Asset Value Per
   Share                     $18.20       $14.86    $14.81       $31.90      $57.16        $34.60
_____________________________________________________________________________________________
_____________________________________________________________________________________________

(1)  Period from June 28, 1996 (inception) to October 31, 1996

(2)  Period from December 29, 1995 (inception) to October 31, 1996
See Notes to Financial Statements

An Explanation of the Statement of Assets and Liabilities

     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the fiscal period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared, but not yet received, on stocks owned, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid.

     There may be other assets and liabilities such as forward currency contracts.

     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

             JANUS EQUITY FUNDS  OCTOBER 31, 1996  ANNUAL REPORT

                                         STATEMENTS OF CHANGES IN NET ASSETS

For the fiscal year or
period ended October 31           Janus                    Janus                   Janus            Janus
(all numbers in                   Fund                 Balanced Fund          Enterprise Fund    Equity Income
  thousands)                  1996        1995        1996        1995        1996     1995          1996(1)

Operations:
Net investment
 income/loss)             $   124,873  $   132,179   $  3,730   $  2,708    $(4,643)    $    91    $    222
Net realized gain/
(loss) from investment
 transactions               1,668,694      539,152     18,941      7,481     36,335      30,791         950
Change in unrealized
 net appreciation or
 depreciation                 685,129    1,433,338      4,979      8,194     72,341      29,273       1,010
 of investments
___________________________________________________________________________________________________________
Net increase/(decrease)
 in net assets resulting
 from operations            2,478,696    2,104,669     27,650     18,383    104,033      60,155       2,182

___________________________________________________________________________________________________________
Dividends and
  Distributions to
 Shareholders from:
Net investment income*        (70,555)      (4,024)    (2,801)    (4,692)        --      (7,697)        (75)
Net realized gain from
  investment transactions*   (581,254)    (190,268)    (7,702)        --    (30,845)     (5,604)         --
___________________________________________________________________________________________________________
Net decrease from
   dividends and
   distributions             (651,809)    (194,292)   (10,503)    (4,692)   (30,845)    (13,301)        (75)
___________________________________________________________________________________________________________
Capital Share
  Transactions:
Shares sold                 3,005,157    2,147,778    116,988     44,222    588,531     362,414      40,622
Reinvested dividends
  and distributions           628,657      186,387     10,173      4,464     30,326      12,981          68
Shares repurchased         (2,110,491)  (1,928,817)   (61,809)   (31,378)  (419,412)   (332,907)    (12,368)
___________________________________________________________________________________________________________
Net increase/(decrease)
  from capital share
  transactions              1,523,323      405,348     65,352     17,308    199,445      42,488      28,322
___________________________________________________________________________________________________________
Net increase/(decrease)
  in net assets             3,350,210    2,315,725     82,499     30,999    272,633      89,342      30,429
Net Assets:



                                     141




Beginning of period        11,962,970    9,647,245    124,545     93,546    459,370     370,028      30,429
___________________________________________________________________________________________________________
End of Period             $15,313,180  $11,962,970   $207,044   $124,545   $732,003    $459,370     $30,429
___________________________________________________________________________________________________________
Net Assets consist of:
Capital(par value and
  paid-in surplus)*       $10,609,062  $ 9,085,739   $172,106   $106,754   $546,012    $346,567     $28,322
Undistributed net
  investment income/
  (distribution in
  excess)*                    173,997       66,492      1,570        356        --         --           119
Undistributed net
  realized gain/(loss)
  from investments*         1,640,921      606,668     18,889      7,935     31,206      30,358         978
Unrealized appreciation
  of investments and
  foreign currency          2,889,200    2,204,071     14,479      9,500    154,785      82,445       1,010
___________________________________________________________________________________________________________
                          $15,313,180  $11,962,970    $207,044  $124,545   $732,003    $459,370     $30,429
___________________________________________________________________________________________________________
Transactions in Fund
   Shares:
Shares sold                   120,626      103,296      8,113      3,512     19,462      15,200       3,793
Reinvested
   distributions               27,285        9,925        733        371      1,105         565           6
Total                         147,911      113,221      8,846      3,883     20,567      15,765       3,799
Shares repurchased            (85,075)     (92,980)    (4,304)    (2,493)   (14,026)    (13,986)     (1,104)
___________________________________________________________________________________________________________
Net increase/(decrease)        62,836       20,241      4,542      1,390      6,541       1,779       2,695
___________________________________________________________________________________________________________
Shares outstanding
   beginning of period        511,868      491,627      9,076      7,686     16,925      15,146       3,793
Shares outstanding end
   of period                  574,704      511,868     13,618      9,076     23,466      16,925           6
___________________________________________________________________________________________________________
Purchases and Sales of
   Investment Securities:
  (excluding Short-Term
   Securities)
Purchases of Securities   $12,620,553  $11,575,417   $218,807   $173,144   $684,287    $774,127       3,799
Proceeds from Sales of
  Securities               13,659,045   10,339,397    200,065    151,167    541,498     716,403      (1,104)
Purchases of Long-Term
   U.S. Government
    Obligations                52,837       99,172     64,006     29,427      --          --            --
Proceeds from Sales of
  Long-Term U.S.
   Government                 155,889      102,063     31,633     21,157      --          --            --
   Obligations




                                     142




___________________________________________________________________________________________________________
___________________________________________________________________________________________________________

For the fiscal year or         Janus
period ended October 31        Growth                     Janus                Janus
 (all numbers in            and Income Fund             Mercury Fund         Olympus Fund
 thousands)
                            1996          1995       1996       1995         1996(2)
____________________________________________________________________________________________
Operations:
Net investment income/
  (loss)                    $    5,418    $  5,533  $    8,219  $   5,552   $  3,766
Net realized gain/
  (loss) from investment
   transactions                 96,004      84,111     243,601    178,502     (9,331)
Change in unrealized net
  appreciation or
  depreciation                  64,283      20,058      31,715     83,666     34,500
of investments
Net increase/(decrease)
  in net assets resulting
   from operations             165,705     109,702     283,535     267,720    28,935
Dividends and Distributions
   to Shareholders from:
Net investment income*          (3,323)    (3,346)          --     (8,192)        --
Net realized gain from
  investment transactions*     (73,130)        --     (182,852)    (5,231)        --
Net decrease from dividends
   and distributions           (76,453)    (3,346)    (182,852)   (13,423)        --
Capital Share Transactions:
Shares sold                    495,936    113,855    1,232,319  1,329,738    638,135
Reinvested dividends and
   distributions                74,420      3,214      176,985     12,799         --
Shares repurchased            (209,388)  (130,404)  (1,028,405)  (672,396)  (234,695)
Net increase/(decrease)
   from capital share
   transactions                360,968   (13,335)      380,899    670,141    403,440
Net increase/(decrease)
   in net assets               450,220     93,021      481,582    924,438    432,375
Net Assets:
Beginning of period            582,963    489,942    1,520,768    596,330         --
End of Period               $1,033,183   $582,963   $2,002,350 $1,520,768   $432,375

Net Assets consist of:
Capital (par value and
   paid-in surplus)*        $  789,372   $428,405   $1,580,406 $1,199,506   $403,440
Undistributed net
  investment income/


                                     143




  (distribution in               5,340        607       15,395         --      3,647
excess)*
Undistributed net
   realized gain/(loss)
    from investments*           93,217     72,981      238,429    184,857    (9,212)
Unrealized appreciation
   of investments and
    foreign                    145,254     80,970      168,120    136,405     34,500
currency
                            $1,033,183   $582,963   $2,002,350 $1,520,768   $432,375

Transactions in
   Fund Shares:
Shares sold                     26,416      7,113       70,853     88,118     45,233
Reinvested distributions         4,445        212       11,034        940         --
Total                           30,861      7,325       81,887     89,058     45,233
Shares repurchased             (11,490)    (8,529)     (59,376)   (43,801)   (16,132)
Net increase/(decrease)         19,371    (1,204)       22,511     45,257     29,101
Shares outstanding
   beginning of period          32,158     33,362       87,495     42,238         --
Shares outstanding end
  of period                     51,529     32,158      110,006     87,495     29,101


Purchases and Sales of
   Investment Securities:
  (excluding Short-Term
   Securities)
Purchases of Securities     $1,415,291   $857,522   $2,994,725 $2,539,449   $866,966
Proceeds from Sales of
   Securities                1,150,323    883,780    2,804,270  1,894,699    525,025
Purchases of Long-Term
   U.S. Government
   Obligations                     --     75,020           --         --          --
Proceeds from Sales of
   Long-Term U.S.
   Government                      --     78,554           --         --          --
Obligations



For the fiscal year or
 period ended October 31      Janus              Janus                Janus                Janus
  (all numbers in        Overseas Fund       Twenty Fund         Venture Fund         Worldwide Fund
  thousands)
                       1996       1995       1996       1995     1996        1995          1996       1995
Operations:
Net investment


                                     144




  income/(loss)      $  2,438   $    282  $   22,660 $ 16,905  $(6,056)    $   4,753      21,418  $   16,062
Net realized gain/
  (loss) from
  investment           14,966      2,519     656,509  533,237  155,853        214,176     289,321     55,175
transactions
Change in unrealized
   net appreciation
    or                 53,555      6,447     152,559   47,686    10,400        67,671     374,380     65,211
depreciation
 of investments
Net increase/
(decrease) in net
 assets                70,959      9,248     831,728   597,828  160,197       286,600     685,119     136,448
resulting from
  operations
Dividends and
 Distributions to
Shareholders from:
Net investment
 income*              (1,175)        --          --     (7,400)     (185)         (862)    (17,455)   (32,032)
Net realized gain
   from investment    (1,110)        --     (524,809)       --  (218,108)      (82,645)    (71,145)   (60,061)
transactions*
Net decrease from
  dividends and       (2,285)        --   (524,809)    (7,400) (218,293)      (83,507)    (88,600)    (92,093)
distributions
Capital Share
    Transactions:
Shares sold           923,886     128,820 1,058,035   387,080   142,893       145,222   2,938,234     788,071
Reinvested dividends
 and distributions      2,204          --   512,051     7,202   212,018        81,200      86,150      88,948
Shares repurchased  (333,000)    (91,267) (935,312)  (731,771) (308,700)     (226,790)   (958,072)   (704,140)
Net increase/
 (decrease) from
  capital             593,090      37,553   634,774  (337,489)   46,211          (368)  2,066,312     172,879
share transactions
Net increase/
  (decrease) in net
   assets             661,764      46,801    941,693   252,939  (11,885)      202,725    2,662,831    217,234
Net Assets:
Beginning of period   110,866      64,065  2,995,751  2,742,812  1,753,201  1,550,476    1,804,354  1,587,120
End of Period        $772,630    $110,866 $3,937,444 $2,995,751 $1,741,316  $1,753,201  $4,467,185 $1,804,354

Net Assets consist of:
Capital(par value and
  paid-in surplus)*  $691,931    $98,841  $2,650,066 $2,015,292 $1,245,431  $1,199,220  $3,590,919 $1,524,605
Undistributed net
  investment            5,739      1,174      46,083         --         --         185      64,560     17,449
income/(distribution
   in excess)*
Undistributed net


                                     145




realized gain/(loss)   11,504        951     638,364    530,087    153,138      221,449    235,401     60,375
from investments*
Unrealized appreciation
   of investments      63,456      9,900     602,931    450,372    342,747      332,347    576,305    201,925
and foreign currency
                     $772,630   $110,866  $3,937,444 $2,995,751 $1,741,316   $1,753,201 $4,467,185 $1,804,354

Transactions in
  Fund Shares:
Shares sold            66,683     11,936      36,639     14,963      2,490        2,726     90,631     30,276
Reinvested
  distributions           183         --      19,948        317      3,919       1,668       3,033      3,647
Total                  66,866     11,936      56,587     15,280      6,409       4,394      93,664     33,923
Shares repurchased   (24,253)    (8,547)    (32,594)    (28,999)    (5,399)     (4,273)    (29,807    (27,454)
Net increase/
  (decrease)           42,613      3,389      23,993    (13,719)      1,010        121      63,857      6,469
Shares outstanding
  beginning of
  period                9,571      6,182      99,445     113,164     29,453     29,332      65,255     58,786
Shares outstanding
 end of period         52,184      9,571     123,438      99,445     30,463     29,453     129,112     65,255

Purchases and Sales
of Investment
Securities:
  (excluding
   Short-Term
   Securities)
Purchases of
  Securities        $621,472    $141,411  $4,729,450  $3,795,717 $2,393,103 $1,633,385  $3,434,902 $2,232,128
Proceeds from
 Sales of
 Securities          210,188     117,541   4,542,826   4,044,252  2,522,326  1,605,945   2,161,421  1,920,061
Purchases of
 Long-Term U.S.
   Government             --          --         --           --         --         --         --         --
Obligations
Proceeds from Sales
  of Long-Term U.S.       --          --         --           --         --         --         --         --
Government Obligations
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________

(1)  Period from June 28, 1996 (inception) to October 31, 1996
(2) Period from December 29, 1995 (inception) to October 31, 1996
*See Note 3 in Notes to Financial Statements

An Explanation of the Statement of Changes in Net Assets

     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' net asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Funds' "Net decrease from dividends and distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

--------------------------------------------------------------
See Notes to Financial Statements

      JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                                         FINANCIAL HIGHLIGHTS

For a share outstanding
throughout each fiscal year                           Janus Fund
or period ended October 31            1996         1995        1994         1993        1992
_____________________________________________________________________________________________
Net asset value, beginning
   of period                        $23.37       $19.62      $20.81       $18.86      $18.27
_____________________________________________________________________________________________
Income from investment
   operations
Net investment income                  .31          .16         .17          .26         .23
Net gains or (losses) on
  securities (both
  realized and unrealized)            4.23         3.99        (.03)        2.88        1.46
Total from investment
   operations                         4.54         4.15         .14         3.14        1.69
_____________________________________________________________________________________________
Less distributions
Dividends (from net
 investment income)                  (.13)         (.01)       (.39)       (.29)        (.19)
Distributions (from
  capital gains)                    (1.13)         (.39)       (.94)       (.90)        (.91)
Total distributions                 (1.26)         (.40)      (1.33)      (1.19)       (1.10)
Net asset value, end of
 period                             $26.65        $23.37      $19.62      $20.81       $18.86
_____________________________________________________________________________________________
Total return*                       20.31%        21.62%       0.75%      17.41%        9.35%
_____________________________________________________________________________________________

Net assets, end of
  period (in thousands)        $15,313,180   $11,962,970  $9,647,245  $9,098,000   $4,989,299
Average net assets for
  the period (in thousands)    $13,753,157   $10,559,806  $9,338,807  $7,335,871   $3,870,923
Ratio of gross expenses to
   average net assets**(2)           0.86%         0.87%          NA          NA           NA
Ratio of net expenses to
  average net assets**(2)            0.85%         0.86%       0.91%       0.92%        0.97%
Ratio of net investment
  income to average net
  assets**                           0.91%         1.25%       1.12%       1.55%        1.54%
Portfolio turnover rate**             104%          118%        139%        127%         153%
Average commission per share        $.0558            NA          NA          NA           NA

For a share outstanding                             Janus Balanced Fund
throughout each fiscal year
or period ended October 31            1996         1995        1994         1993        1992


                                     148




_____________________________________________________________________________________________
Net asset value, beginning
 of period                          $13.72       $12.17      $12.23       $10.64      $10.00
_____________________________________________________________________________________________
Income from investment
 operations
Net investment income                  .33          .61         .27          .19          --
Net gains or (losses)
 on securities (both
 realized and unrealized)             2.22         1.52       (.09)         1.56         .64
Total from investment
   operations                         2.55         2.13         .18         1.75         .64
_____________________________________________________________________________________________
Less distributions
Dividends (from net
  investment income)                 (.26)        (.58)       (.24)        (.16)          --
Distributions
  (from capital gains)               (.81)           --          --           --          --
Total distributions                 (1.07)         (.58)       (.24)        (.16)         --
Net asset value, end
  of period                         $15.20        $13.72      $12.17       $12.23      $10.64
_____________________________________________________________________________________________
Total return*                       19.39%        18.26%       1.51%       16.54%      6.40%*
_____________________________________________________________________________________________

Net assets, end of
  period (in thousands)           $207,044      $124,545     $93,546       $72,547     $2,130
Average net assets for
   the period (in thousands)      $158,607      $107,259     $86,361       $43,522       $563
Ratio of gross expenses
   to average net assets**(2)        1.23%         1.35%          NA            NA         NA
Ratio of net expenses to
  average net assets**(2)            1.21%         1.32%       1.42%         1.70%      2.50%
Ratio of net investment
  income/(loss) to average
   net assets**                       2.35%        2.52%       2.28%         2.15%     (0.12%)
Portfolio turnover rate**              151%         185%        167%          131%        130%
Average commission per share         $.0428           NA          NA            NA          NA

For a share outstanding
throughout each fiscal year                         Janus Enterprise Fund
or period ended October 31             1996         1995        1994          1993    1992(1)
_____________________________________________________________________________________________
Net asset value, beginning
  of period                          $27.14       $24.43      $21.87        $17.09     $15.00
Income from investment
 operations


                                     149




Net investment income/(loss)             --          .52       (.06)           .04        --
Net gains or (losses) on
   securities (both
   realized and unrealized)             5.85        3.09        3.18          4.76       2.09
_____________________________________________________________________________________________
Total from investment
   operations                           5.85        3.61        3.12          4.80       2.09
_____________________________________________________________________________________________
Less distributions
Dividends (from net
   investment income)                     --       (.52)       (.02)        (.02)         --
Distributions (from
  capital gains)                      (1.80)       (.38)       (.54)           --         --
Total distributions                   (1.80)       (.90)       (.56)        (.02)         --
Net asset value, end of
   period                             $31.19      $27.14      $24.43       $21.87     $17.09
_____________________________________________________________________________________________
Total return*                         22.43%      15.46%      14.56%       28.09%      13.93%*
_____________________________________________________________________________________________

Net assets, end of
  period (in thousands)             $732,003    $459,370    $370,028     $239,334        $8,320
Average net assets for the
   period (in thousands)            $596,313    $407,791    $269,595     $188,345        $1,560
Ratio of gross expenses to
   average net assets**(2)             1.14%       1.26%          NA           NA            NA
Ratio of net expenses to
   average net assets**(2)             1.12%       1.23%       1.25%        1.36%         2.50%
Ratio of net investment
   income/(loss) to average
   net assets**                      (0.78%)       0.02%     (0.32%)        0.14%       (0.81%)
Portfolio turnover rate**                93%        194%        193%         201%           53%
Average commission per share          $.0333          NA          NA           NA            NA
_______________________________________________________________________________________________
(1)  Fiscal period from September 1, 1992          *Total return not annualized for
     (inception) to October 31, 1992.               for periods of less than one year.
(2)  See "Explanation of the Financial"           **Annualized for periods of less than
NA   - Disclosure not applicable to                  one full year.
     prior periods

_______________________________________________________________________________________________
See Notes to Financial Statements

                         JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                                         FINANCIAL HIGHLIGHTS

For a share outstanding
throughout each fiscal year                              Janus Growth and Income Fund
or period ended October 31               1996         1995        1994         1993        1992
_______________________________________________________________________________________________
Net asset value, beginning
of period                              $18.13       $14.69      $15.24       $12.95      $12.13
Income from investment
   operations
Net investment income                     .16          .11         .19          .14         .17
Net gains or (losses) on
   securities (both realized
   and unrealized)                       4.01         3.43        (.31)        2.29        . 80
Total from investment
   operations                            4.17         3.54        (.12)        2.43         .97
Less distributions
Dividends (from net
  investment income)                    (.08)        (.10)        (.10)        (.14)      (.15)
Distributions (from
  capital gains)                       (2.17)           --        (.33)           --         --
Total distributions                    (2.25)        (.10)        (.43)        (.14)      (.15)
Net asset value, end
   of period                            $20.05      $18.13       $14.69       $15.24     $12.95
________________________________________________________________________________________________
Total return*                           25.56%      24.20%      (0.76%)       18.81%      7.98%
________________________________________________________________________________________________

Net assets, end of
  period (in thousands)             $1,033,183    $582,963    $ 489,942     $518,963   $243,509
Average net assets for the
  period (in thousands)               $773,343    $498,442     $499,831     $404,285   $156,815
Ratio of gross expenses to
  average net assets**(5)                1.05%       1.19%           NA           NA         NA
Ratio of net expenses to
  average net assets**(5)                 1.03%      1.17%        1.22%        1.28%       1.52%
Ratio of net investment
  income to average net assets**          0.70%      1.11%        1.26%        1.13%       1.61%
Portfolio turnover rate**                  153%       195%         123%         138%        120%
Average commission per share             $.0520         NA           NA           NA          NA

For a share outstanding                  Janus Equity
throughout each fiscal year or           Income Fund                  Janus Mercury Fund
period ended October 31                  1996 (1)      1996        1995        1994      1993(2)
------------------------------------------------------------------------------------------------
Net asset value, beginning of


                                     151




   period                                $10.00      $17.38      $14.12      $11.70      $10.00
_______________________________________________________________________________________________
Income from investment
   operations
Net investment income/(loss)                .07         .14          .16        .02        (.01)
Net gains or (losses) on
   securities (both realized and           1.25        2.74         3.37       2.40         1.71
   unrealized)
________________________________________________________________________________________________
Total from investment operations           1.32        2.88         3.53       2.42         1.70
Less distributions
Dividends (from net investment
   income)                                 (.03)         --        (.16)         --           --
Distributions (from capital
   gains)                                     --      (2.06)       (.11)         --           --
Total distributions                        (.03)      (2.06)       (.27)         --           --
Net asset value, end of period            $11.29      $18.20      $17.38     $14.12       $11.70
________________________________________________________________________________________________
Total return*                             13.20%      18.18%      25.53%      20.68%     17.00%*
________________________________________________________________________________________________

Net assets, end of period
   (in thousands)                        $30,429  $2,002,350  $1,520,768    $596,330    $112,725
Average net assets for the
   period (in thousands)                 $21,424  $1,838,593  $1,116,377    $257,726    $ 67,462
Ratio of gross expenses to
   average net assets**(5)                 1.79%       1.02%       1.14%          NA          NA
Ratio of net expenses to
   average net assets**(5)                 1.71%       1.00%       1.12%       1.33%       1.75%
Ratio of net investment
   income/(loss) to average net            3.09%       0.45%       0.50%       0.25%      (0.40%)
   assets**
Portfolio turnover rate**                   325%        177%        201%        283%         151%
Average commission per share              $.0350      $.0383          NA          NA           NA

For a share outstanding                   Janus
throughout each fiscal year            Olympus Fund             Janus Overseas Fund
or period ended October 31                1996 (3)           1996          1995         1994 (4)
_________________________________________________________________________________________________
Net asset value, beginning of
 period                                     $12.00         $11.58        $10.36           $10.00
_________________________________________________________________________________________________
Income from investment
  operations
Net investment income/(loss)                   .13            .10           .12            (.02)
Net gains or (losses) on securities
   (both realized and unrealized)             2.73           3.34          1.10              .38
Total from investment operations              2.86           3.44          1.22              .36


                                     152




Less distributions
Dividends (from net investment income)          --           (.11)           --               --
Distributions (from capital gains)              --           (.10)           --               --
Total distributions                             --           (.21)           --               --
Net asset value, end of period              $14.86          $14.81       $11.58           $10.36
________________________________________________________________________________________________
Total return*                               23.83%          30.19%       11.78%           3.60%*
________________________________________________________________________________________________
Net assets, end of period
   (in thousands)                         $432,375        $772,630     $110,866           $64,065
Average net assets for the
   period (in thousands)                  $276,006        $335,098     $ 77,668           $36,645
Ratio of gross expenses to
   average net assets**(5)                   1.17%           1.26%        1.76%                NA
Ratio of net expenses to
   average net assets**(5)                   1.15%           1.23%        1.73%             2.16%
Ratio of net investment
   income/(loss) to average
   net assets**                              1.64%           0.73%        0.36%           (0.64%)
Portfolio turnover rate**                     303%             71%         188%              181%
Average commission per share                $.0336          $.0234           NA                NA
_________________________________________________________________________________________________
(1)  Fiscal period from June 28, 1996 (inception) to October 31, 1996
(2)  Fiscal period from May 3, 1993 (inception) to October 31, 1993
(3)  Fiscal period from December 29, 1995 (inception) to October 31, 1996
(4)  Fiscal period from May 2, 1994 (inception) to October 31, 1994
(5)  See "Explanation of the Financial Highlights"
*Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.
(NA-Disclosure not applicable to prior periods
_________________________________________________________________________________________________

See Notes to Financial Statements

                         JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                                         FINANCIAL HIGHLIGHTS

For a share outstanding
throughout each fiscal year                           Janus Twenty Fund
or period ended October 31             1996         1995        1994        1993      1992 (1)
----------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                          $30.12       $24.24      $25.85     $22.75        $22.17
______________________________________________________________________________________________
Income from investment
   operations
Net investment income                    .37          .01         .16        .17           .09
Net gains or (losses) on
  securities (both realized
  and unrealized)                       6.68         5.94       (1.07)       3.31          .49
Total from investment
  operations                            7.05         5.95        (.91)       3.48          .58
______________________________________________________________________________________________
Less distributions
Dividends (from net
  investment income)                      --        (.07)        (.25)      (.18)           --
Distributions (from capital
   gains)                              (5.27)          --        (.45)      (.20)           --
Total distributions                    (5.27)       (.07)        (.70)      (.38)           --
______________________________________________________________________________________________
Net asset value, end of
  period                               $31.90      $30.12       $24.24     $25.85       $22.75
______________________________________________________________________________________________
Total return*                          27.59%      24.67%      (3.52%)     15.39%       2.62%*
______________________________________________________________________________________________
Net assets, end of period
   (in thousands)                  $3,937,444  $2,995,751   $2,742,812 $3,748,796   $2,434,245
Average net assets for the
   period (in thousands)           $3,385,561  $2,716,278   $3,051,194 $3,545,727   $2,221,065
Ratio of gross expenses to
   average net assets**(3)              0.93%       1.00%           NA         NA           NA
Ratio of net expenses to
   average net assets**(3)              0.92%       0.99%        1.02%       1.05%       1.12%
Ratio of net investment income
   to average net assets**              0.67%        0.62%       0.57%       0.87%       1.27%
Portfolio turnover rate**                137%         147%        102%         99%         79%
Average commission per share           $.0571           NA          NA          NA          NA

For a share outstanding





                                     154




throughout each fiscal year                           Janus Venture Fund
or period ended October 31              1996         1995        1994          1993      1992 (2)
__________________________________________________________________________________________________
Net asset value, beginning of
 period                                $59.53       $52.86      $53.25       $47.74       $45.96
Income from investment
  operations
Net investment income/(loss)               --          .05         .11          .66          .17
Net gains or (losses) on
  securities (both realized
  and unrealized)                        5.09         9.49        4.40         6.72         1.61
Total from investment operations         5.09         9.54        4.51         7.38         1.78
Less distributions
Dividends (from net investment
   income)                              (.01)        (.03)       (.53)        (1.16)          --
Distributions (from capital
   gains)                              (7.45)       (2.84)      (4.37)         (.71)          --
Total distributions                    (7.46)       (2.87)      (4.90)        (1.87)          --
Net asset value, end of period         $57.16       $59.53      $52.86        $53.25      $47.74

Total return*                           9.28%       19.24%       9.23%        15.76%      3.87%*
________________________________________________________________________________________________
Net assets, end of period
  in thousands)                    $1,741,316   $1,753,201  $1,550,476    $1,836,657  $1,544,531
Average net assets for the
  period (in thousands)            $1,822,801   $1,612,514  $1,562,521    $1,792,532  $1,496,106
Ratio of gross expenses to
   average net assets**(3)              0.89%        0.92%          NA            NA          NA
Ratio of net expenses to
   average net assets**(3)              0.88%        0.91%       0.96%         0.97%       1.07%
Ratio of net investment
  income/(loss) to average
  net assets**                        (0.33%)        0.29%       0.27%         1.29%       1.32%
Portfolio turnover rate**                136%         113%        114%          139%        124%
Average commission per share           $.0382           NA          NA            NA          NA

For a share outstanding
throughout each fiscal year                          Janus Worldwide Fund
or period ended October 31             1996         1995        1994          1993          1992
Net asset value, beginning
  of period                            $27.65       $27.00      $24.16        $18.95      $17.45
Income from investment
   operations
Net investment income                     .49          .81         .15           .14         .16
Net gains or (losses) on
   securities (both
   realized and unrealized)              7.79         1.39        3.34          5.29        1.39


                                     155




Total from investment
   operations                            8.28         2.20        3.49          5.43        1.55
Less distributions
Dividends (from net
   investment income)                    (.26)        (.54)       (.27)        (.22)          --
Distributions (from
   capital gains)                       (1.07)       (1.01)       (.38)          --         (.05)
Total distributions                     (1.33)       (1.55)       (.65)        (.22)        (.05)
Net asset value, end of period         $34.60       $27.65      $27.00       $24.16       $18.95

Total return*                           31.00%        8.89%      14.76%       28.79%        9.20%

Net assets, end of period
   (in thousands)                   $4,467,185   $1,804,354  $1,587,120     $754,608     $160,672
Average net assets for the
   period (in thousands)            $2,953,495   $1,622,142  $1,244,194     $379,259     $ 79,518
Ratio of gross expenses
   to average net assets**(3)            1.02%        1.24%          NA           NA           NA
Ratio of net expenses to
  average net assets**(3)                1.01%        1.23%       1.12%        1.32%        1.73%
Ratio of net investment income
  to average net assets**                0.73%        0.99%       0.42%        0.92%        1.74%
Portfolio turnover rate**                  80%         142%        158%         124%         147%
Average commission per share            $.0311           NA          NA           NA           NA
__________________________________________________________________________________________________
(1) Fiscal period June 1, 1992 to October 31, 1992
(2) Fiscal period August 1, 1992 to October 31, 1992
(3) See "Explanation of the Financial Highlights"
*Total return not annualized for periods of one full year.
**Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.
__________________________________________________________________________________________________

See Notes to Financial Statements

                         JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

An Explanation of the Financial Highlights

     This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

    The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share which is comprised of dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.

     Also included in the Financial Highlights are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the Funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     These changes are part of new disclosure requirements starting in 1995. Prior years do not reflect these changes.

     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Funds during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors.

     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

     The last item in the table is the average commission rate per share. This number is derived by taking the agency commissions paid on equity securities trades (excluding Syndicate or IPO and principal trades amounts but including foreign commissions) and dividing by the number of shares purchased. This is a new requirement under revised SEC regulations and is not a meaningful representation of actual costs incurred.

                      NOTES TO SCHEDULE OF INVESTMENTS

CAD - Canadian Dollar

Adjustable Rate Preferred Stock Dividend Rates are as of October 31, 1996.

*Non-Income producing security

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 1996:

Repurchase Agreements held by the Fund are fully collateralized and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

                                     Purchase                    Sales              Realized       Dividend      Market Value
                             Shares        Cost           Shares      Cost          Gain/Loss      Income        at 10/31/96
______________________________________________________________________________________________________________________________

Janus Fund

AGCO Corp.(1)                1,791,075     $ 43,787,548    1,747,050  $ 41,402,447  $  2,715,791   $  100,646    $  82,875,384
Alco Standard Corp.(2)       5,064,175      228,526,286      100,000     5,900,574       537,511     2,375,04      332,240,934
Cardinal Health, Inc.        2,789,650      156,261,167      779,375    48,753,609    12,432,575      279,188      180,179,088
Computer Sciences Corp.      4,235,398      301,129,179           --            --            --           --      375,326,325
Crown Cork & Seal Co., Inc.         --               --    4,910,175   226,460,016   (4,853,013)      540,044               --
Cytec Industries, Inc.(3)    2,465,100       60,470,775           --            --            --           --      126,147,450
Federal Mogul Corp.          2,354,800       52,564,986           --            --            --           --       54,145,822
MFS Communications Co.,
   Inc.(4)                   9,511,060      328,746,605           --            --            --           22      522,310,502
Oce-Van Der Grinten
   N.V.(5)                     291,809       25,874,229      512,285    26,055,888    24,058,098    1,147,541       51,049,196
Omnicare, Inc.(6)            3,164,050       91,566,563      458,450    21,390,063     2,388,461       84,168       73,727,600
Panamerican Beverages,
   Inc. -                    2,275,450       84,119,165    1,113,200    41,969,518     5,129,943      409,334       50,703,156
Class A
Robert Half International,   2,256,700       50,084,976      629,250    16,969,878     7,010,056           --      119,574,506
Inc.(7)
Triton Energy, Ltd.          1,097,025       56,245,493           --           --             --           --       86,328,178
UNUM Corp.                     190,000       10,914,622       50,000     2,994,271       178,548    6,570,347      379,186,550
Wang Laboratories, Inc.      2,125,000       49,510,822           --            --            --           --       49,671,875
Wolters Kluwer N.V.(8)         353,157       34,039,227      511,250    20,636,146    36,357,780    4,219,482      417,440,347
Young Broadcasting Corp. -   1,290,150       42,910,717           --            --            --           --       36,769,275
Class A
______________________________________________________________________________________________________________________________
                                           1,616,752,360                452,532,410    85,955,750   15,725,813   2,937,676,188
______________________________________________________________________________________________________________________________


                                     158




Janus Enterprise Fund

APS Holding Corp. - Class A          --           --           --           --              --            --       20,750,000
Family Golf Centers, Inc.        510,100     8,841,143         --           --              --            --       14,984,188
Insignia Financial Group,
 Inc.                                --            --       100,000     943,750       1,289,817           --       32,437,500
- Class A(9)
Pet Food Warehouse, Inc.         668,750     3,537,705         --          --                --           --       3,134,766
Petco Animal Supplies, Inc.(10)  1,000,000   18,541,074        --          --                --           --       23,500,000
PizzaExpress PLC                 5,359,411   30,252,835     465,698     2,853,257       916,997           --       40,847,935
PriCellular Corp. - Class A(11)  1,550,000   12,250,000      50,000       490,000        23,020           --       17,250,000
TheraTech, Inc.(12)                 --          --          950,000     9,245,412     2,773,938           --             --
Trigen Energy Corp.                100,000    1,705,500         --          --            --         140,000      22,125,000
Wetherspoon (J.D.) PLC(13)         508,896    5,637,536     123,427     1,545,417       832,723      372,135      40,244,147
______________________________________________________________________________________________________________________________
                                             80,765,793                 15,077,836    5,836,495      512,135      215,273,536
______________________________________________________________________________________________________________________________
Janus Growth & Income Fund
Dime Community Bancorp, Inc.     800,000     9,493,750         --          --            --           --        10,900,000
______________________________________________________________________________________________________________________________

Janus Mercury Fund

CIBER, Inc.(14)                  300,000     3,691,875      423,675     1,728,557      11,293,631      --       12,999,212
Summa Four, Inc.                 503,675     9,309,390      503,675     9,309,390      (2,834,093)     --             --
                                             13,001,265                 11,037,947     8,459,538       --       12,999,212
______________________________________________________________________________________________________________________________

Janus Twenty Fund

Danka Business Systems PLC       3,078,675   106,274,268       --          --             --       76,397       121,992,497
(ADR)
Lone Star Steakhouse & Saloon,   278,975     10,424,219     1,919,040   46,126,225     18,203,046      --             --
Inc.
UAL Corp.(15)                    4,773,600   228,276,591       --          --             --           --       226,149,300
______________________________________________________________________________________________________________________________
                                             344,975,078                46,126,225     18,203,046  76,397       348,141,797
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                             Purchases                  Sales           Realized     Dividend  Market Value
                                     Shares          Cost       Shares        Cost     Gain/(Loss)    Income    at 10/31/96
______________________________________________________________________________________________________________________________
Janus Venture Fund

ABC Rail Products Corp.                 --           --        290,400    $  6,875,274  $ 1,245,411       --    $ 2,943,325
All American Communications, Inc.    500,000   $  5,250,000    500,000       5,250,000   (2,087,119)      --           --
- Class B


                                     159




Analysts International Corp.(16)     100,000      1,462,500     20,450         214,963      500,788 $            21,000,000
                                                                                                       273,803
APS Holding Corp. - Class A             --           --         264,172      4,474,118     (389,758)       --    21,943,125
Arch Communications Group, Inc.      125,000      2,938,480   1,385,725     30,868,024   (9,934,165)       --           --
Ashbourne PLC                           --           --       2,991,816      7,209,160   (1,203,707)   127,477          --
Bell & Howell Co.                    286,525      7,599,687     326,500      6,278,024    3,880,617        --     17,387,500
Biopsys Medical, Inc.                489,700      7,409,859       --          --            --             --      8,386,112
California Amplifier, Inc.              --           --         335,700      3,870,259    9,017,727        --           --
Children's Broadcasting Corp.        450,000      4,500,000     450,000      4,500,000   (1,934,388)       --           --
Coinmach Laundry Corp.               527,600      7,707,208       --          --            --             --      9,496,800
CommNet Cellular, Inc.               68,800       2,172,353       --          --            --             --     22,200,000
Computer Learning Centers            385,000      10,453,483      --          --            --             --     10,298,750
Culligan Water Technologies, Inc.  1,035,700      33,814,816      --          --            --             --     38,838,750
DavCo Restaurants, Inc.                 --           --         528,950      6,279,673   (2,438,888)       --           --
Dayton Superior Corp.                300,000       3,976,913      --          --            --             --      3,150,000
DepoTech Corp.                       540,000      11,910,259      --          --            --             --      9,375,000
Dignity Partners, Inc.               202,000       2,461,500    202,000      2,461,500      107,454        --           --
Educational Medical, Inc.            590,000       5,909,690      --          --            --             --      5,918,438
Eurobike A.G.                        218,184       4,840,970      --          --            --             --      6,559,273
Exide Corp.                          143,000       6,161,098  1,250,065     58,546,550  (19,275,482)    39,415          --
Felcor Suite Hotels, Inc.            250,000       6,625,000    250,000      6,625,000      851,863        --           --
Gildemeister Italiana S.p.A.       2,324,000       8,416,835     46,312        163,576       (5,460)    42,885     6,901,630
Heritage Media Corp. - Class A(17)      --           --         150,000      2,544,489    2,459,239        --     22,875,000
ICU Medical, Inc.                    652,150       9,848,597    776,525     11,324,397   (2,749,592)       --           --
J. P. Foodservice, Inc.              244,925       4,479,308       --          --            --            --     20,660,238
Keane, Inc.                           99,000       3,965,819    378,250      3,569,936    5,851,159        --     26,877,791
Klamath First Bancorp, Inc.          172,000       2,250,416    462,775      5,825,180      481,657     147,275    5,712,539
Landauer, Inc.                          --           --         428,300      6,466,647    2,157,216     185,625         --
Littelfuse, Inc.                      47,625       1,873,656       --          --            --            --     23,179,406
Minerals Technologies, Inc.             --           --          25,000        764,000      91,746      125,159   48,389,166
Motorcar Parts & Accessories, Inc.   300,000       4,300,625    300,000      4,300,625     (444,410)       --           --
MSC Industrial Direct Co., Inc. -    391,300      10,442,176      5,225        153,955       19,306        --     14,284,775
Class A
O'Reilly Automotive, Inc.            526,450      16,547,616     44,775      1,298,475      435,733        --     24,497,188
Papa John's International, Inc.(18)  176,538       6,035,739    114,887      2,859,754    2,860,999        --     53,190,859
PIA Merchandising Services, Inc.     204,000       2,970,250    204,000      2,970,250    1,226,996        --           --
Premier Parks, Inc.                  719,400      15,898,656       --          --            --            --     22,840,950
PriCellular Corp. - Class A(19)    1,387,317      12,053,187       --          --            --            --     17,704,744
Quality Dining, Inc.                 492,250      11,865,334    743,050     12,894,879    7,480,265        --      7,978,650
Recycling Industries, Inc.         1,500,000       6,187,500    146,000    602,250          (95,056)       --      4,146,625
Rent-Way, Inc.                       315,500       3,215,812      1,600     14,450            5,518        --      3,688,325
R.P. Scherer Corp.                    30,600       1,293,027  1,479,950     50,583,660    8,719,220        --           --
Scientific Games Holdings Corp.      674,400      24,696,161    674,400     24,696,161   (4,704,314)       --           --
Simula, Inc.                            --           --         524,400      6,778,385    1,287,987        --           --
Southern Energy Homes, Inc.(20)         --           --         367,150      3,382,629    2,955,996        --      3,697,367
Wisconsin Central Transportation      69,300       2,039,598    261,150      2,832,420    8,897,456        --    119,808,000
Corp.(21)
World Acceptance Corp.                  --           --       1,723,875     11,677,083      624,561        --           --
______________________________________________________________________________________________________________________________




                                     160




                                                 273,574,128               299,155,746   15,896,575   941,639    603,930,326
______________________________________________________________________________________________________________________________
Janus Worldwide Fund

Assa-Abloy A.B. - Class B(22)        553,524       2,662,814      --          --            --        419,805     43,933,028
Axime S.A.                           355,061      32,500,955      --          --            --            --      37,916,242
Fresenius Medical Care (ADR)         2,118,675    48,251,469      --          --            --            --      63,030,581
JBA Holdings PLC                     2,584,429    17,962,297      --          --            --        148,349     22,733,726
Kinnevik A.B. - Class B                 --           --        693,983     18,933,251     2,728,792 1,990,684     71,229,558
Korea Mobile Telecommunications,     1,174,800    17,389,250   434,225      4,169,314     3,848,423     9,359     20,856,563
Inc. (ADR)(23)
NetCom Systems A.B.(24)              666,170      25,711,034   666,170     25,711,034     4,634,480        --            --
Securitas A.B. - Class B(25)         1,050,157    20,431,371    22,705        238,309       379,201 1,083,127     93,531,489
______________________________________________________________________________________________________________________________
                                                 164,909,190                49,051,908    11,590,896  3,651,324   353,231,187
_____________________________________________________________________________________________________________________________
(1)  Adjusted for 2 for 1 stock split 2/1/96
(2)  Adjusted for 2 for 1 stock split 11/10/95
(3)  Adjusted for 3 for 1 stock split 7/24/96
(4)  Adjusted for 2 for 1 stock split 4/29/96
(5)  Includes stock option on dividend 4/29/96
(6)  Adjusted for 2 for 1 stock split 6/28/96
(7)  Adjusted for 2 for 1 stock split 6/10/96
(8)  Includes stock option on dividend 6/10/96
(9)  Adjusted for 2 for 1 stock split 6/10/96
(10) Adjusted for 3 for 2 stock
     split 4/16/96
(11) Adjusted for 5 for 4 stock split 3/26/96 and 10/21/96
(12) Adjusted for 3 for 2 stock split 7/1/96
(13) Includes stock option on dividend 1/5/96
(14) Adjusted for 2 for 1 stock split 6/17/96
(15) Adjusted for 4 for 1 stock split 5/21/96
(16) Adjusted for 2 for 1 stock split 10/1/96
(17) Adjusted for 2 for 1 stock split 8/13/96
(18) Adjusted for 3 for 2 stock split 3/26/96
(19) Adjusted for 5 for 4 stock split 3/29/96 and 10/21/96
(20) Adjusted for 3 for 2 stock split 7/5/96
(21) Adjusted for 3 for 1 stock split 6/3/96
(22) Includes Rights  Issue: 1 share for 5 rights 4/10/96
(23) 1 (GDR) exchanged for 3 (ADR's) 6/27/96
(24) 1 for 1 spinoff for each Kinnevik share held 5/8/96
(25) Adjusted for 3 for 1 stock split 6/10/96
______________________________________________________________________________

See Notes to Financial Statements

            JANUS EQUITY FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                        NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies

    Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Eleven series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Enterprise, Janus Olympus and Janus Twenty Funds, which are non-diversified. Janus Olympus Fund and Janus Equity Income Fund began operations on December 29, 1995 and June 28, 1996, respectively. Organization costs were borne by Janus Capital Corp. (Janus Capital).

    The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

    Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers, making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income

    Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts

    The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

    Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying schedule of investments.

    Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

    Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

    Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

    Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    The Funds may enter into "futures contracts" and "options" on securities; financial indexes and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses

    Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly and capital gains (if any) are distributed annually. The remaining eight Equity Funds declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes

    The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. Investment Advisory Agreement and Other Transactions with Affiliates

    The advisory agreement with the Funds spells out the expenses that the Funds must pay. Each of the Funds is subject to the following schedule:

                      Average Daily Net      Annual Rate
Fee Schedule          Assets of Fund      Percentage (%)
_____________________________________________________________________________
Equity Funds          First $ 30 Million            1.00
                      Next $270 Million              .75
                      Next $200 Million              .70
                      Over $500 Million              .65
_____________________________________________________________________________

    Janus Capital will reduce advisory fees to the extent that a Fund's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed the most restrictive state limitation, which is believed by the Funds to be 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the balance of a Fund's average net assets for a fiscal year.

    Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund, plus $4.00 per shareholder account (excluding Janus and Venture Funds) for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

    Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

    DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and share-holder accounting systems to the Funds. DST Securities Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the year or period ended October 31, 1996, are noted below.

                          DST Securities Inc.        Fund
                          Commissions                Expense
                          Paid*                      Reduction*      DST Fees
_____________________________________________________________________________
Janus Fund                     $470,414             $352,810       $2,265,828
Janus Balanced Fund               9,591                7,194           74,648
Janus Enterprise Fund            11,030                8,273          292,047
Janus Equity Income Fund             83                   62            3,217
Janus Growth and Income Fund     79,006               59,254          248,828
Janus Mercury Fund               88,645               66,483          687,053
Janus Olympus Fund                1,117                  838           72,202
Janus Overseas Fund               5,123                3,842          123,936
Janus Twenty Fund               183,255              137,441        1,111,540
Janus Venture Fund               64,665               48,499          466,217
Janus Worldwide Fund            104,173               78,130          652,034
_____________________________________________________________________________

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax

    Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 1996, have been reclassified among the components of net assets as follows:

                           Undistributed        Undistributed
                           Net Investment       Net Realized       Paid-In
                           Income               Gains and Losses   Capital
_____________________________________________________________________________
Janus Fund                  $53,186,317        ($53,186,317)          --
Janus Balanced Fund             284,522            (284,522)          --
Janus Enterprise Fund         4,643,424          (4,643,424)          --
Janus Equity Income Fund        (28,636)             28,636           --

Janus Growth and Income Fund  2,638,635          (2,638,635)          --
Janus Mercury Fund            7,176,431          (7,176,431)          --
Janus Olympus Fund             (118,932)            118,932           --
Janus Overseas Fund           3,302,048          (3,302,048)          --
Janus Twenty Fund            23,422,904         (23,422,904)          --
Janus Venture Fund            6,055,726          (6,055,796)         $70
Janus Worldwide Fund         43,148,118         (43,148,118)          --
_____________________________________________________________________________

    Gains and losses on forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Listed below are such currency gains or losses for the period ended
October 31, 1996.

    Net capital loss carryovers noted below, if any, as of October 31,1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1996, are as follows:

                          at October 31, 1996             at October 31, 1996
                            Net
                 Currency   Capital     Federal                                    Net
                 Gains/     loss        Tax         Unrealized     Unrealized      Appreciation/
                 (Losses)   Carryovers  Cost        Appreciation   (Depreciation)  Depreciation
_________________________________________________________________________________________________
Janus Fund      53,186,317  --      $12,943,131,306  $3,038,868,598 ($145,732,638) $2,893,135,960
Janus Balanced
 Fund              284,522  --          196,989,299      17,324,498    (2,703,145)     14,621,353
Janus Enterprise
 Fund           (2,619,926) --          572,025,947     174,912,989   (18,772,401)    156,140,588
Janus Equity
 Income Fund       (28,636) --           31,960,566       1,825,665      (858,343)        967,322
Janus Growth
 and Income Fund 2,638,635  --          887,744,649     163,759,510   (20,598,815)    143,160,695
Janus Mercury
 Fund            7,176,431  --        1,852,255,924     235,032,357   (71,031,667)    164,000,690
Janus Olympus
 Fund            (118,932) (7,767,016)  392,340,968      40,493,198    (7,438,459)     33,054,739
Janus Overseas
 Fund           3,302,048   --          798,659,908      78,145,298   (15,419,594)     62,725,704
Janus Twenty
 Fund          23,422,904   --        3,328,742,146     662,699,927   (61,277,336)    601,422,591
Janus Venture
 Fund           5,508,892   --        1,406,912,870     417,315,024   (76,496,786)    340,818,238
Janus Worldwide



                                     166




 Fund          43,148,118   --        3,943,517,943     654,076,611   (84,643,427)    569,433,184
_________________________________________________________________________________________________

                                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund (eleven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


                                        Price Waterhouse LLP
                                       /s/ Price Waterhouse LLP
                                       Denver, Colorado
                                       December 2, 1996

---------------------------------------------------------------------

            THIS SPACE AVAILABLE FOR YOUR NOTES AND COMPUTATIONS

---------------------------------------------------------------------
















































                                     168
00178001.AT5